                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         MIDDLE BAY OIL COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          MIDDLE BAY OIL COMPANY, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 10, 1999

To the Shareholders of Middle Bay Oil Company, Inc.

         You are cordially invited to attend the Annual Meeting of Shareholders of Middle Bay Oil Company, Inc., an Alabama corporation ("Middle Bay"), to be held at the Houston Center Club, 1100 Caroline Street, Houston, Texas 77010, on Tuesday, August 10, 1999 at 10:00 a.m. Central Daylight Time, for the purpose of acting on the following matters:

         1. Consideration of and voting upon the election of seven directors to serve until the next Annual Shareholder Meeting;

         2. The consideration of and voting upon a proposed amendment to Middle Bay's Articles of Incorporation to increase the authorized capital stock of Middle Bay from 20,000,000 shares to 40,000,000 shares of common stock and from 10,000,000 shares to 20,000,000 shares of preferred stock;

         3. Ratification of Middle Bay's issuance of its Series C Preferred Stock in connection with the acquisition by Middle Bay of the oil and gas properties of Enex Consolidated Partners, L.P.;

         4. Consideration of and voting upon the approval of a Securities Purchase Agreement with 3TEC Energy Corporation and the issuance of 4,755,556 shares of common stock, 5-year warrants to purchase 3,600,000 shares of common stock and a 5-year $10,700,000 subordinated convertible promissory note; and

         5. Transaction of such other business as may properly come before the meeting or any adjournment.

         All shareholders of record as of July 12, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         Whether or not you plan to attend this meeting, we urge you to please sign and date the accompanying form of proxy and return it promptly in the enclosed, postage prepaid envelope. This will ensure that your shares will be represented. If you attend the meeting, you may vote in person regardless of whether you have given your proxy. Any proxy may be revoked at any time before it is exercised, as indicated in the Proxy Statement.

                                       By Order of the Board of Directors

                                       John J. Bassett, President

July 14, 1999
Houston, Texas

               Annual Reports to shareholders, including financial
                  statements, are being mailed to shareholders,
               together with these proxy materials, commencing on
                             or about July 19, 1999.

Stockholders may obtain, without charge, a copy of Middle Bay's Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 1998 as filed with the Securities and Exchange Commission, by writing to Middle Bay Oil Company, 1221 Lamar Street, Suite 1020, Houston, Texas 77010. Copies of Middle Bay's Annual Report on Form 10-KSB may also be obtained directly from the Securities and Exchange Commission web site at http://www.sec.gov/.


                             YOUR VOTE IS IMPORTANT.
                PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING
                   PROXY FORM IN THE ENVELOPE PROVIDED, WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Preliminary Copy

                          MIDDLE BAY OIL COMPANY, INC.
                          1221 Lamar Street, Suite 1020
                              Houston, Texas 77010

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held August 10, 1999

      This Proxy Statement is furnished to shareholders of Middle Bay Oil Company, Inc., an Alabama corporation ("Middle Bay"), in connection with the solicitation, at Middle Bay's expense, on behalf of the Board of Directors of Middle Bay of proxies to be used at an Annual Meeting of Shareholders to be held at 10:00 a.m. Central Daylight Time on August 10, 1999 and all adjournments thereof (the "Annual Meeting"). This Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about July 19, 1999.

      The Annual Meeting will be held at the Houston Center Club, 1100 Caroline Street, Houston, Texas 77010. Proxies in the form enclosed will be voted at the Annual Meeting if properly executed, returned to Middle Bay before the meeting and not revoked. Any shareholder giving such proxy may revoke it at any time before it is voted by written revocation delivered to Middle Bay's Secretary, by voting in person at the Annual Meeting or by giving a later proxy.

      The cost of solicitation will be paid by Middle Bay. In addition to solicitation of proxies by use of the mails, directors, officers or employees of Middle Bay may, without additional compensation, solicit proxies personally, by telephone or by other appropriate means. Middle Bay will request banks, brokerage houses and other custodians, nominees or fiduciaries holding shares of common stock in their names for others to promptly send proxy materials to, and obtain proxies from, their principals, and Middle Bay will reimburse them for their reasonable expenses in doing so.

                            OUTSTANDING CAPITAL STOCK

      All voting rights are vested exclusively in the holders of Middle Bay's common stock. The record date for shareholders entitled to vote at the Annual Meeting is the close of business on July 12, 1999. At the close of business on that date, Middle Bay had issued, outstanding and entitled to vote at the meeting 8,534,057 shares of common stock, $.02 par value, each of which is entitled to one vote on all matters expected to be voted upon at the Annual Meeting.

                                QUORUM AND VOTING

      The presence, in person or by proxy, of the holders of shares of common stock entitled to vote at the Annual Meeting representing a majority of the votes entitled to be cast is necessary to constitute a quorum at the Annual Meeting. Each holder of shares of common stock is entitled to one vote, in person or by proxy, for each share held in such shareholder's name on the record date. Assuming the presence of a quorum, the affirmative votes equal to at least a majority of the votes of holders of common stock entitled to vote at the Annual Meeting, in person or by proxy, are required for the election of directors and the approval of the selection of independent public accountants. As to any other matters which may come before the meeting, a majority of the votes of holders of common stock cast at the Annual Meeting generally is required for approval. Abstentions will be included in vote totals and, as such, will have the same effect on the matter voted upon as a negative vote. Where nominee recordholders do not vote on directors or the other proposals because they did not receive specific instructions on such proposal from the beneficial owners of such shares ("broker nonvotes"), such broker nonvotes will not be included in vote totals and, as such, will have no effect on the action taken at the Annual Meeting.

      The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

      The enclosed proxy is revocable at any time prior to its being voted by filing an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and voting in person. Attendance at the meeting will not by itself constitute a revocation. Any such revocation or later dated proxy should be mailed or delivered to Middle Bay Oil Company, Inc., 1221 Lamar Street, Suite 1020, Houston, Texas 77010,
Attention: Kelly L. Green, Assistant Secretary.

      Middle Bay will bear the cost of soliciting proxies from shareholders. In addition to the use of the mails, proxies may be solicited by directors and officers of Middle Bay by personal solicitation, telephone or telegram. Such directors and officers will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith.

      Middle Bay has not and will not engage any investment banking or brokerage firm or any professional proxy solicitation firm to solicit proxies. No fees, commissions or other compensation will be paid to anyone for proxy votes solicited by Middle Bay.

      Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the common stock. Middle Bay may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

      The enclosed form of proxy allows shareholders to grant or withhold discretionary authority to the persons named to vote on any other matters that may properly come before the Annual Meeting. Middle Bay is not aware of any other proposals planned to be made at the Annual Meeting and has no current intention of making any additional proposals. The chairman of the meeting shall determine the order of business at the Annual Meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.

                              CORPORATE GOVERNANCE

      The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of Middle Bay, taking into consideration the interests of all shareholders. Members of the Board are kept informed of Middle Bay's business by various reports sent or communicated to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the President and other officers. During 1998, the full Board met four times. The Board has two Committees, an Audit Committee and a Compensation Committee. The Audit Committee met one time, and the Compensation Committee met twice.

      The Audit Committee's duties include recommending to the Board the selection of a firm of independent public accountants for approval by the shareholders at their Annual Meeting. In addition, the Committee confers with Middle Bay's independent public accountants to review the plan and scope of their proposed audit, as well as their findings and recommendations upon the completion of the audit. The Committee meets with the independent public accountants and with appropriate Company financial personnel regarding Middle Bay's internal controls and financial policies. The Audit Committee currently consists of Gary R. Christopher, Frank E. Bolling, Jr. and Alvin V. Shoemaker. No member of the Audit Committee is an officer or employee of Middle Bay.

      The Compensation Committee is responsible for establishing and reviewing policies governing executive salaries, bonus and incentive compensation and the terms and conditions of employment of executives of Middle Bay. In addition, the Committee is responsible for the oversight of Middle Bay's 1995 Stock Option and Stock Appreciation Rights Plan and similar or other plans which may be maintained from time to time by Middle Bay and has authority to grant options and awards under Middle Bay's 1995 Stock Option and Stock Appreciation Rights Plan, and oversees Middle Bay's SEP/IRA retirement plan, the net profits interest incentive compensation plan established by Middle Bay in 1995 and the 40l(k) plan established in 1997 (see "Corporate Governance - Executive Compensation"). The Committee coordinates with the appropriate financial, legal and administrative personnel of Middle Bay, as well as outside experts retained in connection with the administration of these plans. The Compensation Committee currently consists of John J. Bassett, President and Chief Executive Officer, and Messrs. Edward P. Turner, Jr. and Frank E. Bolling, Jr., neither of whom is an officer or employee of Middle Bay.

      During 1998, all incumbent directors attended all of the meetings of the Board of Directors. Attendance at those meetings was 100%. Attendance at the Committee meetings was also 100%.

Compensation of Directors

      Each director is paid an attendance fee of $500 for each meeting of the Board and of each Committee of the Board, and Middle Bay reimburses directors' documented travel and lodging expenses.

      Each nonemployee director is eligible for incentive awards under the 1995 Stock Option and Stock Appreciation Rights Plan. As previously reported in Middle Bay's 1998 Proxy Statement, in January 1998, the Board of Directors approved the Compensation Committee's recommendation to issue nonqualified stock options pursuant to the Plan to nonemployee directors. These options were issued as follows (see "Executive Compensation"):

                              Issued 1/98               Issued 2/99
                                No. of      Exercise      No. of       Exercise
            Name            Optioned Shares   Price   Optioned Shares    Price
            ----            ---------------   -----   ---------------    -----

      Edward P. Turner, Jr.     10,000        $5.75        5,000         $1.50
      Frank E. Bolling, Jr.     10,000        $5.75        5,000         $1.50
      Gary R. Christopher       10,000        $5.75        5,000         $1.50
      Alvin V. Shoemaker        10,000        $5.75        5,000         $1.50

Security Ownership of Certain Beneficial Owners

      The following table sets forth the shares of Middle Bay's common and preferred stock beneficially owned by those persons known by Middle Bay to be the beneficial owner of more than five percent of Middle Bay's issued and outstanding common and preferred stock as of June 30, 1999:

       Title of    Name and Address of          Amount and Nature of  Percent of
         Class(1)    Beneficial Owner           Beneficial Ownership    Class
         -----       ----------------           --------------------    -----

       Common     C. J. Lett, III(1)                1,187,556           13.9%
                  9320 East Central
                  Wichita, Kansas 67206

       Common     Kaiser-Francis Oil Company(1)     3,333,334           39.1%
                  6733 South Yale
                  Tulsa, Oklahoma 74136

       Common     Weskids, L.P.(2)                    843,687            9.9%
                  310 South Street
                  Morristown, NJ  07960

       Common     Weskids, Inc.                       843,687            9.9%
                  310 South Street
                  Morristown, NJ  07960

       Common     Alvin V. Shoemaker(1)               684,222            8.0%
                  8800 First Avenue
                  Stone Harbor,NJ  08247

       Common     SerDrilco, Inc.(4)                  666,000            7.8%
                  15 West 6th Street
                  Suite 1800
                  Tulsa, OK  74192

      Preferred   Weskids, L.P.(2)                    117,467           44.1%
      Series B    310 South Street
                  Morristown, NJ  07960

      Preferred   Weskids, Inc.                       117,467           44.1%
      Series B    310 South Street
                  Morristown, NJ  07960

      Preferred   Alvin V. Shoemaker(1)               117,466           44.1%
      Series B    8800 First Avenue
                  Stone Harbor, NJ  08247

      Preferred   Stephen W. Herod(1)                  15,867            5.9%
      Series B    1110 Briar Ridge Drive
                  Houston, TX  77057

      Preferred   W. Tim Sexton(1)                     15,867            5.9%
      Series B    12010 Winwood
                  Houston, TX  77024

(1) The nature of the beneficial ownership is sole voting and investment power.

(2) Weskids, L.P. is presently the beneficial owner and has sole voting and disposition power of 843,687 shares of common stock and 117,467 shares of Series B preferred stock immediately convertible into not less than 117,467 shares of Middle Bay's common stock. The exact conversion ratio is determined by the terms of the June 20, 1997 merger agreement between Middle Bay and Shore Oil Company (the "Shore Merger"). Weskids, Inc. is the general partner of Weskids, L.P. and effectively controls Weskids, L.P. The officers and directors of Weskids, Inc. are as follows: J. Peter Simon, director; Michael B. Lenard, President; Mark J. Butler, Vice President/Treasurer; and Christine W. Jenkins, Secretary.

(3) Series B preferred stock is convertible into common stock at a variable ratio of not less than one-to-one.

(4) SerDrilco, Inc. is the parent company of Service Drilling Co., LLC. Sherman E. Smith is the majority shareholder of SerDrilco, Inc.

Security Ownership of Management

            The following table sets forth the shares of Middle Bay's common stock beneficially owned by each director and executive officer and all directors and executive officers as a group, all as of June 30, 1999:

 Conv. Preferred    Common       Name and Address of          Amount and Nature of    Percent of
    & Options        Stock         Beneficial Owner           Beneficial Ownership(6)    Class
    ---------        -----         ----------------           --------------------       -----
    222,000          25,211     John J. Bassett                     247,211              2.5%
                                4326 Noble Oak Trail
                                Houston, TX  77059

    136,500          14,296     Frank C. Turner, II                 150,796              1.5%
                                1406 Tallow Court
                                Seabrook, TX  77586

    156,500           6,996     Robert W. Hammons                   163,496              1.7%
                                915 Kentbury Court
                                Katy, TX  77450

     13,500              --     Lynn M. Davis                        13,500               --
                                121 Donna Circle
                                Daphne, AL  36526

     49,734         376,241     Edward P. Turner, Jr.(1)            425,975              4.3%
                                100 Central Avenue
                                Chatom, AL  36518

     47,000       1,187,556     C. J. Lett, III(2)                1,234,556             12.6%
                                9320 East Central
                                Wichita, KS  67206

     49,533              --     Frank E. Bolling, Jr.                49,533              0.5%
                                3830 Kendale Drive
                                Gautier, MS  39553

     15,000          13,000     Gary R Christopher(3)                28,000              0.3%
                                6733 South Yale
                                Tulsa, OK  74136

    132,466         684,222     Alvin V. Shoemaker(4)               816,688              8.3%
                                8800 First Avenue
                                Stone Harbor, NJ  08247

     70,867         109,816     Stephen W. Herod(5)                 180,683              1.8%
                                1110 Briar Ridge Drive
                                Houston, TX  77057

                                All executive officers and
                                directors as a group
                                (10 persons)                      3,310,438             33.7%

(1) Includes 362,803 shares owned by Bay City Energy Group, Inc. in which Mr. Turner has indirect voting control but not a direct beneficial interest, and 13,438 shares over which Mr. Turner has sole voting and dispositive power.

(2) Mr. Lett was named Executive Vice President of Middle Bay on February 28, 1997 in connection with the Bison Merger (see "Certain Relationships and Related Transactions").

(3) Mr. Christopher is an officer of Kaiser-Francis Oil Company which is the beneficial owner of 3,333,334 of Middle Bay's common shares.

(4) Consists of 117,466 shares of Series B preferred stock convertible into 117,466 common shares of Middle Bay and options to purchase 15,000 common shares.

(5) Consists of 15,867 shares of Series B preferred stock convertible into 15,867 common shares of Middle Bay and options to purchase 55,000 common shares.

(6) The nature of beneficial ownership for all shares is sole voting and investment power.

Changes in Control

      Middle Bay has entered into a Securities Purchase Agreement with 3TEC Energy Corporation (the "3TEC Agreement") involving the issuance of common stock, a convertible promissory note and stock purchase warrants. If consummated, the 3TEC Agreement would result in a change of control of Middle Bay and changes in its Board of Directors and executive officers. The 3TEC transactions are described under "Proposal to Approve the 3TEC Energy Corporation Securities Purchase Agreement" and are subject to shareholder approval.

Executive Compensation

      Summary Compensation Table. The following table sets forth the aggregate cash compensation earned by and paid to Middle Bay's executive officers for the periods ended December 31, 1996 through December 31, 1998:

                                           Annual Compensation                         Long-Term Compensation
                                 ---------------------------------------               ----------------------
                                                                                          Awards     Payouts
                                                                                          ------     -------
                                                                                        Securities
                                                                                        Underlying
                                                                             Restr.       Options/                  All Other
    Name and                                                Other Annual     Stock          SARs       LTIP       Compensation
Principal Position     Year      Salary ($)     Bonus ($)   Compensation   Awards($)         (#)     Payouts ($)       ($)
------------------     ----      ----------     ---------   ------------   ---------         ---     -----------       ---
John J. Bassett        1998       111,667        37,121          --              --        35,000        --               --
President &            1997        95,521         6,001          --         129,545       132,000        --           13,032
Chief Executive        1996        58,075            --          --              --        20,000        --            2,271
Officer

Stephen W. Herod       1998       100,000        24,375          --              --        35,000        --               --
Vice President -       1997        50,000            --          --              --            --        --               --
Corp. Development      1996            --            --          --              --            --        --               --

Robert W. Hammons      1998        91,250        25,625          --              --        22,000        --               --
Vice President -       1997        85,729         6,000          --          57,960        94,500        --           12,500
  Engineering          1996        58,075            --          --              --        20,000        --            2,271

Frank C. Turner, II    1998        89,167        25,521          --              --        22,000        --               --
Vice President &       1997        85,729         6,000          --          57,960        94,500        --           16,250
CFO                    1996        54,458            --          --              --        20,000        --            2,174

      Compensation Under Plans. Middle Bay established a SEP/IRA retirement plan (the "Plan") in 1993 which allows for a maximum discretionary Company contribution of 15% of total wages paid to employees for the year. For the years ended December 1998 through 1996, Middle Bay made no contributions in 1998, $51,5000 in 1997 and $5,000 in 1996 to the Plan, including $32,064 (1997) and
$3,068 (1996) for all executive officers as a group.

      Middle Bay established a 401(k) plan in October 1997, which allows for voluntary contributions by the employees and the employer. No Company contributions were made in 1998.

      In March 1995, the Board of Directors adopted an employee incentive compensation plan whereby the proceeds equivalent to 1% net profits interest (the "net profits interest") in all oil and gas properties, drilling prospects and acquisitions and divestitures acquired or made after January 1, 1994 are paid into a fund for incentive compensation awards to eligible employees.

      The net profits interest on property acquisitions and drilling prospects are calculated on the monthly gross profit which is defined as revenues from oil and gas sales, less direct operating expenses, attributable to Middle Bay's working or royalty interest in an individual property. Direct operating expenses include landowner's royalty, overriding royalty and all costs of production, equipment, operating expenses and taxes. On drilling prospects, the net profits interest will not include costs of drilling, testing and completing the well, the costs of acreage and costs of geological or geophysical work. For divestitures, the net profits interest will be calculated on the gross sales price, less any direct costs of the sale of an individual property.

      To qualify for an award as an "eligible employee," as presently established by the Compensation Committee, an employee must be employed by Middle Bay on October 1 and December 31 of the calendar year and have been recommended by the Compensation Committee to receive an award. For the year ended December 31, 1996, Middle Bay paid $6,916 to employees through the employee incentive plan, including $4,897 for all executive officers as a group. No amount was paid into the employee incentive plan in 1997 or 1998.

      Middle Bay has no other retirement, pension/profit-sharing or other deferred compensation.

      Option Grants in Last Fiscal Year. The 1995 Stock Option and Stock Appreciation Rights Plan (the "Plan") is administered by the Compensation Committee (the "Committee") of the Board of Directors. At least two members of the Committee must be disinterested nonemployee directors. The Committee is authorized to determine the employees, including officers, to whom options or rights are granted. Each option or right granted shall be on such terms and conditions consistent with the Plan as the Committee may determine, but the duration of any option or right shall be not greater than ten years or less than five years from the date of grant.

      Options or rights grants shall be made under the Plan only to persons who are officers or salaried employees of Middle Bay or are nonemployee directors. The aggregate number of shares of common stock of Middle Bay which could be subject to options or rights under the Plan during 1998 was 1,500,000. During the fiscal year ended December 31, 1998, options covering 232,000 shares were issued under the Plan.

      The option price of shares covered by options granted under the Plan may not be less than the fair market value at the time the option is granted. The option price must be paid in full in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of Middle Bay's common stock already owned by the optionee. The Committee has discretion to determine the time or times when options become exercisable, within the limits set forth in the Plan. All options and rights granted under the Plan will, however, become fully exercisable if there is a change in control (as defined in the Plan) of Middle Bay.

      The following table provides certain information with respect to all options granted during the fiscal year ended December 31, 1998 to any executive officer or director of Middle Bay; 232,000 options were granted under the Plan and none were granted outside of the Plan:

                                Individual Grants

                             Number of
                            Securities       % of Total
                            Underlying      Options/SARs
                             Options/        Granted to
                               SARS         Employees in    Exercise or Base   Expiration
       Name                 Granted (#)      Fiscal Year      Price ($/Sh)        Date
       ----                 -----------      -----------      ------------        ----
   John J. Bassett           35,000             15.1%             5.75          1/13/2003

   Stephen W. Herod          35,000             15.1%             5.75          1/13/2003

   Frank C. Turner, II       22,000              9.5%             5.75          1/13/2003

   Robert W. Hammons         22,000              9.5%             5.75          1/13/2003

   C. J. Lett, III           22,000              9.5%             5.75          1/13/2003

   Edward P. Turner, Jr.*    10,000              4.3%             5.75          1/13/2003

   Frank E. Bolling, Jr.*    10,000              4.3%             5.75          1/13/2003

   Alvin V. Shoemaker*       10,000              4.3%             5.75          1/13/2003

   Gary R. Christopher*      10,000              4.3%             5.75          1/13/2003

* Nonemployee director

      Aggregated Option Exercises in Last Fiscal Year and Option Value Table as of December 31, 1998. The following table sets forth certain information concerning each exercise of stock options during the year ended December 31, 1998, by each of the named executive officers and directors and the aggregated fiscal year-end value of the unexercised options of each such named executive officer and director:

                                Individual Grants

                                                            Number of Securities     Value of Unexercised
                                                           Underlying Unexercised        In-the-Money
                                                               Options/SARs at          Options/SARs at
                             Shares                              FY End (#)                FY End ($)
                            Acquired            Value        ------------------      --------------------
     Name                on Exercise (#)    Realized ($)      Exer.     Unexer.       Exer.     Unexer.
     ----                ---------------    ------------      -----     -------       -----     -------
John J. Bassett                --                --              --     187,000          --      5,000

Frank C. Turner, II            --                --          20,000     116,500       5,000         --

Robert W. Hammons              --                --              --     136,500          --      5,000

C. J. Lett, III                --                --              --      37,000          --         --

Stephen W. Herod               --                --              --      35,000          --         --

Edward P. Turner, Jr.*         --                --              --      44,734          --      5,000

Frank E. Bolling, Jr.*         --                --              --      44,533          --      5,000

Alvin V. Shoemaker*            --                --              --      10,000          --         --

Gary R. Christopher*           --                --              --      10,000          --         --

*Nonemployee director

Employment Agreements

      Mr. Bassett and Mr. Hammons in January 1997, signed employment agreements with Middle Bay which extend through January 31, 2002 and January 31, 2000, respectively, with automatic one-year extensions upon each anniversary date of the employment agreement thereafter unless either party gives at least 30 days' notice of termination. Each employment agreement is terminable by Middle Bay before expiration of the term if such termination is for cause (as specified in the employment agreement). The executive employment agreements provide for an annual salary of not less than the base salaries of $95,000 and $85,000, respectively, which amounts may be adjusted from time to time by the Board of Directors upon the recommendation of the Compensation Committee. They also provide for fringe benefits in accordance with Middle Bay's policies adopted from time to time for salaried executive employees holding comparable positions.

      Mr. Herod executed an employment agreement with Middle Bay with an effective date of July 1, 1997 and extending through June 30, 1999, with automatic one-year extensions upon each anniversary date of the employment agreement thereafter unless either party gives at least 30 days' notice of termination. The employment agreement is terminable by Middle Bay before expiration of the term if such termination is for cause (as specified in the employment agreement). The executive employment agreement provides for an annual salary of not less than the base salary of $100,000, which amount may be adjusted from time to time by the Board of Directors upon the recommendation of the Compensation Committee. It also provides for fringe benefits in accordance with Middle Bay's policies adopted from time to time for salaried executive employees holding comparable positions.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires Middle Bay's directors and executive officers and any persons who own more than 10% of Middle Bay's common stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of such securities. Based on representations from such persons, Middle Bay believes that there was no failure to file or delinquent filings under Section 16(a) of the Securities Exchange Act of 1934 by any officer, director or beneficial owner of 10% or more of Middle Bay's common stock during 1998.

Certain Relationships and Related Transactions

      Edward P. Turner, Jr., a director of Middle Bay, is managing partner of the law firm of Turner, Onderdonk, Kimbrough & Howell, P.A., Middle Bay's counsel for certain corporate and oil and gas matters. For the years ended December 31, 1996 through 1998, Middle Bay paid legal fees to Mr. Turner's firm of $1,560, $2,874 and $915, respectively, for legal services. Mr. Turner's firm charges Middle Bay for its services on the same basis as it charges other business clients for similar services rendered. Middle Bay intends to continue to use Mr. Turner's firm as its primary local counsel in Alabama and will pay reasonable fees for such future services.

      Bay City Energy Group, Inc., is presently indebted to Middle Bay in the amount of $173,115 ($139,005 of principal and $34,110 of accrued interest). The note payable was renegotiated on December 31, 1995 and is due in full on January 1, 2001, plus interest at an annual fixed rate of 5%. The note payable is secured by 75,000 shares of Middle Bay's common stock. Edward P. Turner, Jr., a director of Middle Bay, has indirect voting control but not a beneficial interest in Bay City Energy Group, Inc.

      On December 31, 1996, NPC Energy Corp., then a company indirectly controlled by C. J. Lett, III through Bison Energy Corporation ("Bison"), merged with Middle Bay in exchange for 562,000 shares of common stock of Middle Bay and $1,226,400 cash. Subsequently, in February, 1997, Middle Bay acquired Bison as a wholly-owned subsidiary pursuant to an Agreement and Plan of Merger whereby Mr. Lett received net cash consideration of $5.9 million plus 1,167,556 shares of Middle Bay's common stock, and the 562,000 shares held by Bison (as a result of the NPC merger) were canceled. Middle Bay rents office space for its division office in Wichita, Kansas from Mr. Lett at the rate of $3,000 per month through February, 2000.

      Middle Bay loaned Frank C. Turner, II, Vice President and Chief Financial Officer, $14,400 in September, 1998 to pay income taxes associated with the exercise of incentive stock options. The loan is represented by a note payable on demand bearing interest at 8% per annum.

      Gary R. Christopher, a director of Middle Bay, is employed by Kaiser-Francis Oil Company, which directly owns 3,333,334 common shares, or 39.1% of Middle Bay.

                              ELECTION OF DIRECTORS

Nominees for Election as Directors

      The following table sets forth information concerning the present directors and executive officers of Middle Bay. All of the directors are nominees for election at the Annual Meeting. All directors serve for a one-year term or until the annual meeting of shareholders of Middle Bay held following their election:

                                                                   Director
            Name                Age      Position(s) Held            Since
            ----                ---      ----------------            -----

      John J. Bassett           40     Chairman, President and       1992
                                       Chief Executive Officer

      C. J. Lett, III           41     Executive Vice President      1997
                                            and Director

      Stephen W. Herod (1)      40    Vice President and Director    1997

      Edward P. Turner, Jr.     69             Director              1989

      Frank E. Bolling, Jr.     39             Director              1992

      Alvin V. Shoemaker (2)    60             Director              1997

      Gary R. Christopher       49             Director              1997

(1)   Mr. Herod replaced Frank C. Turner, II effective July 3, 1997.

(2)   Mr. Shoemaker replaced C. Noell Rather effective July 28, 1997.

            John J. Bassett has served as President, Chief Executive Officer and a director of Middle Bay since 1992 and was elected Chairman of the Board of Directors in 1992. He served as President of the general partner of Middle Bay's predecessor partnership from 1987 to 1992. Mr. Bassett was a director and President of Bay City Energy Group, Inc., a then principal shareholder of Middle Bay, from 1987 to 1997.

            C. J. Lett, III has served as Executive Vice President and a director for Middle Bay since the merger of Middle Bay and Bison Energy Corporation on February 28, 1997. Mr. Lett was President and a director of Bison Energy Corporation from 1981 to 1997.

            Stephen W. Herod has served as Vice President - Corporate Development and a director of Middle Bay since July 1, 1997. Mr. Herod served as President and a director of Shore Oil Company from April 1992 until the merger of Shore and Middle Bay on June 30, 1997. He joined Shore's predecessor as Controller in February 1991. In addition, Mr. Herod was employed by Conquest Exploration Company from

1984 until 1991 in various financial management positions. From 1981 to 1984, Superior Oil Company employed Mr. Herod as a financial analyst.

            Edward P. Turner, Jr. served as President of Bay City Minerals, Inc. from 1975 to 1987. He is a member of the Alabama State Bar and a managing partner of the law firm of Turner, Onderdonk, Kimbrough & Howell, P.A., in Chatom, Alabama. A substantial amount of his practice is devoted to oil and gas law. Mr. Turner also serves as an officer and director of Bay City Energy Group, Inc.

            Frank E. Bolling, Jr. has been employed by Midstream Fuel Services, Inc. as Vice President of Retail Operations since February, 1995. Prior to his employment with Midstream, Mr. Bolling served as Vice President and General Manager of Dantzler Bulk Plant, Inc., a distributor for Chevron U.S.A., Inc. with annual sales in excess of $25 million.

            Alvin V. Shoemaker is a former Chairman of the Board of First Boston Corporation and former President of Blyth Eastman Paine Webber. He has also worked for the U.S. Treasury. He has been Chairman of the Board of Trustees of the University of Pennsylvania, Vice Chairman of the Securities Industry Association and a director of Harcourt Brace Jovanovich, Royal Insurance of America, Hanover Compressor Company, the Council on Foreign Relations and the Wharton School of Finance Board.

            Gary R. Christopher is Acquisitions Coordinator of Kaiser-Francis Oil Company, a position he has held since February, 1996. From 1991 to 1996, Mr. Christopher served as Senior Vice President and Manager of Energy Lending for the Bank of Oklahoma. He continues to serve as a consultant to the Bank of Oklahoma. Mr. Christopher is also a director of PetroCorp, Inc. Kaiser-Francis Oil Company owns 3,333,334 shares of Middle Bay's common stock.

            The Board of Directors recommends that the shareholders vote FOR all nominees for election to the Board of Directors of Middle Bay for the ensuing year.

                  PROPOSAL TO INCREASE AUTHORIZED CAPITAL STOCK

      Middle Bay's amended Articles of Incorporation authorize twenty million (20,000,000) common shares with a par value of $.02 per share and ten million (10,000,000) preferred shares, the preferences and rights with respect to which may be designated from time to time by the Board of Directors.

      Currently, there are 8,534,057 common shares issued and outstanding. Shares of common stock may be issued from time to time as may be determined by the Board of Directors. Each share of common stock has one vote for each share of common stock standing in the name of the holder thereof on the books of Middle Bay and entitled to vote. Cumulative voting is not allowed in the election of directors or for any other purpose.

      Currently, there are 1,666,667 shares of preferred stock which have been designated as Series A Preferred by the Board of Directors, none of which are issued and outstanding. The 1,666,667 Series A Preferred shares which were issued and outstanding in 1997 were converted into 3,333,334 shares of common stock of Middle Bay on January 31, 1998.

      There are 266,667 shares of preferred stock which have been designated Series B Preferred by the Board of Directors, of which 266,667 were issued in connection with the Shore Merger and are presently outstanding. The Series B Preferred shares are nonvoting but are convertible into as many as 1,333,333 shares of common stock, contingent upon the results of drilling and leasing activity on mineral acreage in South Louisiana acquired in the Shore Merger.

      There are 2,300,000 shares of preferred stock which have been designated Series C Preferred by the Board of Directors, 2,173,645 of which are issued and outstanding. The Series C shares pay cumulative cash dividends at the rate of 10% per annum and have a $5.00 per share liquidation preference over common stock. The Series C shares are nonvoting, but are convertible, share for share, into shares of common stock.

      Additional shares of authorized preferred stock may be issued from time to time by the Board of Directors in one or more series, with each series having such designation rights (including voting rights or the absence thereof) and preferences as may be determined by the directors.

      The Board of Directors believes that it is in the best interests of Middle Bay to amend Middle Bay's Articles of Incorporation to increase authorized common stock to 40,000,000 shares of common stock, $.02 par value, and to increase the authorized preferred stock to 20,000,000 shares to have additional shares available for issuance should Middle Bay determine to raise equity capital and for purposes of facilitating future acquisitions. A copy of the proposed Articles of Amendment to Middle Bay's Articles of Incorporation which has been approved by the Board of Directors is included herewith as Exhibit "A".

      The Board of Directors recommends that the shareholders vote FOR the proposal to increase the authorized capital stock of Middle Bay.

              PROPOSAL TO RATIFY ACQUISITION OF OIL AND GAS ASSETS
                    FOR SERIES C CONVERTIBLE PREFERRED STOCK

      On December 30, 1998, Middle Bay completed the acquisition of all of the oil and gas properties of Enex Consolidated Partners, L.P., a publicly-held oil and gas limited partnership (the "Enex Partnership"). The transaction had an economic effective date of October 1, 1998.

      The transaction, which was valued at $11.9 million, involved the issuance of 2,177,481 shares of Middle Bay's Series C Convertible Preferred stock ("Series C") in exchange for the outstanding limited partnership interests of the Enex Partnership, the transfer of the Enex Partnership's assets and liabilities to Middle Bay, and the dissolution of the Enex Partnership. Enex Resources Corporation ("Enex Resources"), an 80%-owned subsidiary of Middle Bay, was general partner of the Partnership and owned 56.24% of the total outstanding limited partnership units, for which it received 1,293,522 Series C shares (59.4% of the Series C shares issued in the transaction).

      The Series C shares pay cumulative cash dividends at the rate of 10% per annum. Each share has a $5.00 per share liquidation preference over common stock and is convertible into one share of Middle Bay common stock.

      Total proved reserves of the properties acquired were approximately 8,958 MMCF of natural gas and 797 thousand barrels of oil with a PV 10% value of $14.1 million as of October 1, 1998, based upon an independent engineering reserve report. On an equivalent barrel basis, the reserves are 65% gas with 82% classified as proved developed producing. The properties are located primarily in Texas. In addition, the Enex Partnership had approximately $1.0 million in working capital which was acquired in the transaction. The Enex Partnership's oil and gas properties increased the net proved reserves of Middle Bay by approximately 10%. Selected unaudited proforma consolidated financial information giving effect to the transaction (the "Partnership Exchange") prepared at the time the Partnership Exchange was offered to the Enex Partnership limited partners is included as Exhibit "B". Additional financial information giving effect to the Partnership Exchange is included in the financial statements (and the notes thereto) presented in Middle Bay's Annual Report for 1998 which accompanies this Proxy Statement.

      The Enex Partnership transaction and the designation and issuance of the Series C shares were unanimously approved by Middle Bay's Board of Directors after a review of the transaction and recommendation by the Audit Committee of the Board. Shareholder approval of the transaction by Middle Bay shareholders was not required under the Alabama Business Corporation Act and was not sought (except to the extent that the Directors voting in favor of the transaction represented more than a majority of the issued and outstanding shares of common stock of Middle Bay). An independent investment banking firm issued an opinion that the transaction was fair from a financial point of view to the public holders of Enex Partnership interests.

      Application has been made to list the Series C on the Nasdaq Small Cap Stock Market (the "Application"). It is in connection with this Application that ratification of the transaction by shareholders of Middle Bay is being sought. The Nasdaq Stock Market ("Nasdaq") staff has deferred approval of the Application pending a review of Middle Bay's compliance with Nasdaq's corporate governance rules regarding issuance of additional shares of equity securities. The Nasdaq staff has informed Middle Bay that since the Series C shares are convertible, share for share, into shares of common stock of Middle Bay, the transaction may have involved the issuance of potentially more than 20% of the then outstanding shares of Middle Bay common stock. The Nasdaq corporate governance rules under such circumstances would have required approval by a majority of the issued and outstanding shares of common stock of Middle Bay prior to the issuance of the Series C shares.

      Middle Bay believes the Series C shares were issued in compliance with the Nasdaq corporate governance rules and prior shareholder approval of the transaction was not required because the Series C shares presently outstanding, if converted to common stock, would potentially represent less than 20% of the issued and outstanding common stock of Middle Bay. This position is supported by the fact that Enex Resources, Middle Bay's 80%-owned subsidiary, received 59.4% of the Series C shares. For accounting, reporting and all practical purposes, only 20% (the percentage of minority shareholders of Enex Resources) of the Series C shares held by Enex Resources are considered outstanding and held by third parties. The consolidated financial statements of Middle Bay as of December 31, 1998 show 1,142,663 Series C shares outstanding (which includes the 250,704 Series C shares attributable to the minority shareholder interest in Enex Resources) and 8,530,589 shares of common stock outstanding. If all 1,142,663 Series C shares were converted into 1,142,663 shares of Middle Bay common stock, they would represent only 13.4% of the 8,530,589 shares of common stock issued and outstanding as of the transaction date. Accordingly, Middle Bay believes that the issuance of the Series C shares did not require prior shareholder approval.

      No final determination has been made by Nasdaq regarding the Application, and Middle Bay has determined to include the ratification of the transaction in this Proxy Statement in an effort to accommodate the Nasdaq staff in its approval process. Since the Directors of Middle Bay represent major shareholders of Middle Bay with voting power in excess of a majority of the issued and outstanding common stock, the ratification being sought is assured.

      The Board of Directors recommends that the shareholders vote FOR ratification of the issuance of Series C Convertible Preferred stock of Middle Bay.

                 PROPOSAL TO APPROVE THE 3TEC ENERGY CORPORATION
                          SECURITIES PURCHASE AGREEMENT

      On July 1, 1999, 3TEC Energy Corporation ("3TEC"), a privately-held Delaware corporation based in Dallas, Texas, entered into a Securities Purchase Agreement (the "Agreement") with Middle Bay involving initially a $21,400,000 investment by 3TEC in equity and debt. The Agreement, if consummated, would result in 3TEC becoming Middle Bay's largest shareholder. Other provisions of the Agreement would cause changes in Middle Bay's Board of Directors and the installation of a new President and Chief Executive Officer, resulting in a change of control and management structure of Middle Bay. The cash proceeds to Middle Bay from the transaction would be added to its working capital and be available for acquisition, development and exploration of oil and gas properties.

      The following is a summary of the principal terms of the Agreement. A complete copy of the Agreement is included as Exhibit "C" to this Proxy Statement. The Agreement includes as exhibits the Registration Rights Agreement, Shareholders' Agreement, Agreement of Shareholders and the executive employment agreements referred to below.

            o Purchase and Sale of Securities - 3TEC will purchase 4,755,556 shares of new issue Middle Bay common stock plus five-year warrants to purchase (at $1.00 per share) 3,600,000 shares of common stock, for a total purchase price of $10,700,000. The purchase price is payable $20,525,000 in cash and $875,000 in agreed value of certain oil and gas properties to be assigned to Middle Bay.

                  -- 3TEC will lend to Middle Bay $10,700,000, for which Middle Bay will issue a five-year senior subordinated convertible promissory note (the "Note"). The Note is convertible at any time into Middle Bay common stock at $3.00 per share (a total of 3,566,667 common shares). Interest at 9% per annum is payable quarterly. Middle Bay may defer 50% of the first eight interest payments and add them to the principal due at maturity. The Note is subordinate to Middle Bay's bank credit facility, but senior to other debt. 3TEC (as noteholder) must approve any change in the credit facility, corporate structure and major transactions of Middle Bay until the Note is paid.

                  -- Sixty percent (60%) of the warrants may be exercised by 3TEC at any time. The remaining 40% may be exercised incrementally over the five-year term of the warrants. The warrants may be exercised for cash or reduction of the Note principal.

            o Registration Rights - 3TEC has a two-time demand right to have its Middle Bay common stock registered with the Securities and Exchange Commission (at Middle Bay's expense) and has "piggyback rights" (with certain other principal shareholders of Middle Bay having subordinate piggyback rights) to have its common stock registered and publicly sold along with any public offering of securities by Middle Bay.

            o Agreement to Vote for the 3TEC Agreement - Certain major shareholders (collectively, the "Major Shareholders") of Middle Bay, Kaiser-Francis Oil Company, C. J. Lett, III, Weskids, L.P. and Alvin V. Shoemaker (see "Corporate Governance - Security Ownership of Certain Beneficial Owners"), have agreed to vote in favor of the 3TEC Agreement, thereby assuring approval of the Agreement at the Shareholders' meeting.

            o Potential Participation by Major Shareholders - One or more of the Major Shareholders, prior to the closing of the Agreement, may enter into agreements substantially identical to the 3TEC Agreement and may invest up to an aggregate of $20,000,000 in Middle Bay securities on similar terms as 3TEC. No Major Shareholder has agreed to such participation as of the date of this Proxy Statement.

            o Board of Directors of Middle Bay - The Board of Directors would be reduced to five members. 3TEC has the right to designate three Directors, and the Major Shareholders have the right to designate two. A Shareholders' Agreement would be signed by 3TEC and the Major Shareholders assuring election of the designated Directors.

            o Floyd C. Wilson Employment Agreement. Floyd C. Wilson, President and a shareholder of 3TEC, would become Chairman, President and Chief Executive Officer of Middle Bay. Middle Bay's current Chairman and President, John J. Bassett, would become Middle Bay's Executive Vice President and would be one of the two Directors designated by the Major Shareholders. Mr. Wilson would have an employment agreement commencing at closing and terminating in November, 2000 to serve as President and Chief Executive Officer with a $200,000 base salary. If terminated by Middle Bay without cause he is owned the salary payable to him over the remaining term of his agreement. There are standard confidentiality, noncompete and noninterference provisions in the contract. Floyd C. Wilson has serves as Chairman of the Board and President of 3TEC Energy Corporation since November of 1998. Mr. Wilson served as Chairman of the Board, President and Chief Executive Officer of Hugolon Energy Corporation, a publicly-held Kansas corporation, from its inception in 1987 until March of 1998, when it merged with the Chesapeake Energy Corporation, a publicly-held Oklahoma corporation.

            o John J. Bassett Employment Agreement. John J. Bassett, currently Chairman and President of Middle Bay, would enter into a new employment agreement as Executive Vice President with a base salary of $120,000 per year. The new agreement would expire on February 1, 2002, the expiration date of Mr. Bassett's current employment agreement. If terminated by Middle Bay without cause or if he resigns within ninety (90) days of closing, he is owed the greater of two years' salary or his salary for the remainder to the term of his agreement. There are standard confidentiality, noncompete and noninterference provisions in the contract.

            o Other Executive Employment Agreements - The existing employment agreements of Stephen W. Herod and Robert Hammons would remain unchanged (see "Corporate Governance - Employment Agreements").

            o Representations and Warranties - The Agreement contains standard representations and warranties regarding corporate existence and authority, as well as representations and warranties regarding financial condition, material agreements, compensation plans, title to properties, licenses, environmental matters, regulations, brokers, SEC filings, oil and gas operations and Year 2000 compliance.

            o Conduct of Business Pending Closing - Between the date the 3TEC Agreement was executed (June 30, 1999) and closing, Middle Bay must operate in the ordinary course of business and cannot make any major changes in corporate structure or acquire or dispose of material assets without 3TEC approval. Closing is expected to occur within ten business days following approval of the Agreement at the Annual Meeting.

            o Incentive Stock Options - Middle Bay's Employee Incentive Stock Option and Stock Appreciation Rights Plan would be amended to allow any employees whose employment with Middle Bay is terminated without cause within six (6) months of Closing to retain any stock options previously granted to such employee for a period of one year. Directors who resign as a result of the Agreement may retain their stock options for a period of one year.

            o Net Profits Interest Plan - Middle Bay's Net Profits Interest Plan (the "NPI Plan") (see "Corporate Governance - Executive Compensation") would be terminated. At closing of the Agreement, an aggregate of $274,625 would be paid to participants in the NPI Plan, including $98,976 to officers and directors of Middle Bay.

            o Conduct of Business After Closing - Until the Note is paid in full, Middle Bay cannot make material changes in its business, corporate structure or pay certain debt subordinate to the Note without 3TEC approval.

            o Indemnification - There are mutual indemnification provisions in the event of breach of the Agreement by either party.

            o Jurisdiction Over Disputes; Litigation. Any lawsuit or proceeding brought by either party over the Agreement must be in Dallas, Texas. Trial by jury is waived.

      The Board of Directors recommends that the shareholders vote FOR the proposal to approve the 3TEC Securities Purchase Agreement.

                                  MISCELLANEOUS

Shareholder Proposals

      Any proposals from shareholders to be presented for consideration for inclusion in the proxy material being prepared for the 2000 annual meeting of shareholders of Middle Bay must be submitted in accordance with applicable Securities and Exchange Commission rules and received by Middle Bay at its principal offices, 1221 Lamar Street, Suite 1020, Houston, Texas 77010 no later than February 28, 2000.

Financial Statements

      Financial Statements, the Notes to Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for 1998 with comparisons to 1997 and other relevant information are included in Middle Bay's 1998 Annual Report to Shareholders which accompanies this Proxy Statement and are incorporated herein by reference.

Discretionary Authority

      At the time of mailing this Proxy Statement, the Board of Directors was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons name in the accompanying form of proxy will vote such proxy in accordance with their judgment.

                                          By Order of the Board of Directors

                                                  /s/  Kelly L. Green

                                          --------------------------------------
                                          Kelly L. Green, Assistant Secretary

DATED this 14th day of July, 1999

================================================================================
      A copy of Middle Bay's 1998 Annual Report to the Securities and Exchange Commission on Form 10-KSB referred to above may be obtained without charge by any beneficial owner of Middle Bay's common stock upon written request addressed to Kelly L. Green, Assistant Secretary, Middle Bay Oil Company, Inc., 1221 Lamar Street, Suite 1020, Houston, Texas 77010. Requests can be made by telephone by calling (713) 759-6808.
================================================================================

                                                                     Exhibit "A"

                             ARTICLES OF AMENDMENT
                                     TO THE
                       AMENDED ARTICLES OF INCORPORATION
                                       OF
                          MIDDLE BAY OIL COMPANY, INC.

                                       I.

      The name of the corporation is MIDDLE BAY OIL COMPANY, INC.

                                      II.

      As of August ___, 1999, Article III of the Amended Articles of Incorporation of MIDDLE BAY OIL COMPANY, INC. is amended to read as follows:

                                     "III.

            The Corporation has authority to issue not more than 60,000,000 shares of capital stock which are divided into classes as follows:

            (a) Forty million (40,000,000) shares of common stock with $.02 par value, designated "Common Stock" which, except as specifically granted to the preferred stock as set forth below, are entitled to the entire stock voting power in regard to the Corporation, to all dividends declared and to all assets of the Corporation upon liquidation.

            (b) Twenty million (20,000,000) shares of preferred stock with $.02 par value, designated "Preferred Stock."

            (c) The designations and the powers, preferences and rights and the qualifications, limitations or restrictions of the preferred stock shall be as follows:

            The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares from the authorized preferred stock which may be issued in one or more series, with such designations, preferences and relative participating optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors and as are not stated or expressed in Articles of Incorporation or any Amendment thereto, including (but without limiting the generality of the foregoing) the following:

                  (1) the distinctive designation of a series, if any, and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

                  (2) the annual rate of dividends payable on preferred shares or on the shares of any series created, whether the dividends shall be cumulative, noncumulative or partially cumulative dividends and the date from which dividends shall be accumulated, if dividends are to be cumulative;

                  (3) the time or times when and the price or prices at which preferred shares or shares of any series created, shall be redeemable and the sinking fund provisions, if any, for the purchase or redemption of such shares;

                  (4) the amount payable on preferred shares or shares of any series created and the rights of holders of such shares in the event of any liquidation, dissolution or winding up of the affairs of the Corporation;

                  (5) the rights, if any, of the holders of preferred shares or shares of any series created to convert such shares into, or exchange such shares for, shares of common stock or shares of any other series of preferred stock, if any, and the terms and conditions of such conversions or exchange; and

                  (6) the voting rights, if any which holders of such shares may exercise.

            The Board of Directors is expressly authorized to vary the provisions relating to the foregoing matters between the various series of Preferred Shares, but in all other respects the shares of each series of Preferred Shares, shall be of equal rank with each other, regardless of series. All of the Preferred Shares of any one series shall be identical with each other in all respects.

            (d) Dividend Rights. The holders of the Preferred Shares of any series shall be entitled to receive, as and when declared by the Board of Directors, out of funds legally available for that purpose under the laws of the State of Alabama, preferential dividends which may be either cumulative or noncumulative at the rate per annum fixed by the Board of Directors for such series. Such dividends shall be payable at the time determined by the Board of Directors. If Preferred Shares of more than one series are outstanding, and the stated dividend is not paid in full, all series of Preferred Shares shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sum which would be payable on such shares if all dividends were declared and paid in full. Accumulations of dividends shall not bear interest. So long as any Preferred Shares shall remain outstanding, no dividends shall be declared or paid to any distributions made on the Common Shares or on any other class of shares junior to the Preferred Shares, and no share of common or of any other class junior to the Preferred Shares shall be purchased or retired, and no monies shall be made available for a sinking fund for such purpose unless dividends for all past dividend periods shall have been paid on all outstanding Preferred Shares of all series. Subject to the above provisions, and not otherwise, dividends may be paid from time to time on the Common Shares or other junior issues out of funds legally available for the purpose as and when declared by the Board of Directors.

            (e) Redemption.

                  (1) The Corporation, on the sole authority of the Board of Directors, may at its option redeem all or any part of any series of the Preferred Shares on the terms, including redemption price, and to the extent, if any, therefor affixed by the Board of Directors. Such redemption may be effected only after dividends which have been declared or accrued on any series of Preferred Shares have been paid. If less than all of the Preferred Shares of any series is to be redeemed, the redemption shall be in such amount and by such method, whether by lot or pro rata, or by such other method as may then be required by law or by the rules and regulations of any stock exchange upon which the Preferred Shares may at that time be listed, as may from time to time be determined by the Board of Directors. Written notice of redemption stating the date and place of redemption shall be mailed by the Corporation, not less than thirty
                        (30) days nor more than forty-five (45) days prior to the redemption date, to the record holders of the shares to be redeemed, directed to their last noted addresses as shown by the corporate records.

                  (2) If notice of redemption is given as provided above, and if on the redemption date the Corporation has set apart in trust for the purpose, sufficient funds for such redemption, then from and after the redemption date, notwithstanding that any certificate for such shares has not been surrendered for cancellation, the Preferred Shares called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate, except on the right of the holders thereof to receive the redemption price, without interest, upon surrender of certificates of the shares called for redemption.

                  (3) Any funds so set apart or deposited which, at the end of one (1) year after the redemption date, remain unclaimed by the holder(s) of Preferred Shares called for redemption, shall be released and returned to the Corporation upon demand, and shall thereafter be available for general corporate purposes, and the depository, if any, shall thereupon be relieved of all responsibility therefor to such holders. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                  (4) Preferred Shares which are redeemed as provided in this section, or are reacquired for retirement pursuant to any sinking fund which may be established therefor, may be held as Treasury Shares or may be canceled and retired in the manner provided by law, and appropriate proceedings to effect the corresponding reduction in the stated capital of the Corporation shall be taken.

            (f) Rights on Liquidation. In the event of the liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, resulting in any distribution of its assets to its shareholders, the holders of the Preferred Shares then outstanding shall be entitled to receive the amount per share theretofore affixed by the Board of Directors of the various series, plus any accrued interest, and no more, before any payment or distribution of the assets of the Corporation is made to or set apart for the holders of Common Shares or any other class junior to the Preferred Shares. If the assets of the Corporation distributable to the holders of all the Preferred Shares are insufficient for the payment to them of the full preferential amount described above, such assets shall be distributed ratably among the holders of all Preferred Shares of all series in accordance with the amounts which would be payable on such distribution of all sums payable were discharge in full. After payment for the preferential amounts required to be paid to the holders of all Preferred Shares then outstanding, the holders of Preferred Shares and/or any other class junior to the Preferred Shares shall be entitled, to the exclusion of the holders of any of the Preferred Shares, to share in all remaining assets of the Corporation in accordance with their respective interests.

            For the purposes of this Section and any certificate filed pursuant to law and setting forth the designation, description, and terms of any series of Preferred Shares, a consolidation or merger of the Corporation with any other corporation or corporations shall not be deemed a liquidation, or winding up of the Corporation."

      All other provisions of the Amended Articles of Incorporation shall remain in full force and effect.

                                      III.

      This amendment was duly approved by the shareholders at the Annual Meeting of Shareholders held in accordance with the provisions of Section 10-2B-7.01 of the Alabama Business Corporation Act on August ____, 1999. At such Annual Meeting, there were a total of _________ shares of common stock issued and outstanding and eligible to vote on the amendment. _________ shares were voted in favor of the amendment, and ______ shares were voted against the amendment. There were _______ abstentions.

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed and attested by its duly authorized officers this ______ day of August, 1999.


                                         MIDDLE BAY OIL COMPANY, INC.

ATTEST:
                                         By:____________________________________
                                                  John J. Bassett, President

____________________________________
John R. Elixon, Assistant Secretary

       [CORPORATE SEAL]

STATE OF TEXAS

COUNTY OF HARRIS

      I, ____________________________________________, the undersigned authority in and for
said County and State, do hereby certify that JOHN J. BASSETT and JOHN R. ELIXON, whose names as President and Assistant Secretary, respectively, of Middle Bay Oil Company, Inc., an Alabama corporation, are signed to the foregoing instrument and who are known to me, acknowledged before me on this day that, being informed of the contents of this instrument, they, as such officers and with full authority, executed the same voluntarily for and as an act of the corporation.

      Given under my hand and official seal on this the ________ day of _______________, 1999.


                                         _______________________________________
                                                      Notary Public
My Commission

Expires: July 1, 1999

                                                                     EXHIBIT "B"

                    SELECTED PRO FORMA CONSOLIDATED FINANCIAL
                             INFORMATION (UNAUDITED)


         The unaudited pro forma consolidated financial statements have been prepared to give effect to the Partnership Exchange as if it had taken place on September 30, 1998 with respect to the unaudited pro forma consolidated balance sheet and as of January 1, 1997 with respect to the unaudited pro forma consolidated statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998. The unaudited pro forma consolidated financial statements have also been prepared to give effect to the merger of Bison Energy Corporation and Shore Oil Company with Middle Bay effective February 28 and June 30, 1997, respectively, the acquisition of 1,064,032 shares of Enex Resources Corporation, representing 79.2% of the outstanding shares of Enex Resources Corporation effective March 27, 1998, and the acquisition of substantially all the assets of Service Drilling Co., L.L.C. effective April 16, 1998.

         The unaudited pro forma adjustments are based upon available financial information and assumptions that the management of Middle Bay believes are reasonable. The unaudited pro forma consolidated financial statements included herein do not purport to represent the financial position or results of operations which would have occurred had such transactions been consummated on the dates indicated or Middle Bay's financial position or results of operations for any future date or period.

         The following unaudited pro forma consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and related notes of Middle Bay and the Partnership included in this Prospectus.

                          MIDDLE BAY OIL COMPANY, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998

                                                                                      PRO FORMA
                                                                   MIDDLE BAY          COMBINED         PRO FORMA
                                                                   OIL COMPANY        ADJUSTMENTS        COMBINED
                                                                  ------------        -----------       -----------
                                ASSETS
Current Assets:
   Cash and cash equivalents                                      $  2,288,537                  -       $  2,288,537
   Notes and accounts receivable - trade                             2,731,919                  -          2,731,919
   Accounts receivable - insurance claim                             1,403,736                  -          1,403,736
   Other current assets                                                166,329                  -            166,329
   Assets held for resale                                              206,466                  -            206,466
                                                                  ------------        -----------       ------------
        Total current assets                                         6,796,987                  -          6,796,987

   Notes receivable - Stockholder                                      171,377                  -            171,377
   Property, plant and equipment, at cost
     Oil and gas properties (successful efforts method)             90,222,235        $   598,996  (1)    90,821,231
     Furniture, fixtures and other                                     798,020                  -            798,020
                                                                  ------------        -----------       ------------
                                                                    91,020,255            598,996         91,619,251
   Accumulated depreciation, depletion and amortization            (32,863,730)                 -        (32,863,730)
                                                                  ------------        -----------       ------------
                                                                    58,156,525            598,996         58,755,521
   Other assets                                                        528,690           (200,751) (1)       327,939
                                                                  ------------        -----------       ------------
                                                                  $ 65,653,579        $   398,245       $ 66,051,824
                                                                  ============        ===========       ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Current maturity of long-term debt                             $  2,378,580                  -          2,378,580
   Accounts payable and accrued expenses                             3,853,279                  -          3,853,279
   Oil and gas revenue payable                                         373,864                  -            373,864
   Other current liabilities                                           309,328                  -            309,328
                                                                  ------------        -----------       ------------
        Total current liabilities                                    6,915,051                  -          6,915,051

   Long-term debt                                                   25,204,567                  -         25,204,567
   Deferred income taxes                                             3,509,441                  -          3,509,441
   Other liabilities                                                   480,291                  -            480,291
   Minority Interest                                                 6,821,864        $(5,778,665) (1)     1,043,199
                                                                  ------------        -----------       ------------
        Total liabilities                                           42,931,214         (5,778,665)        37,152,549
Stockholders' equity:
   Convertible preferred stock (Series B)                            3,627,000                  -          3,627,000
   Convertible preferred stock (Series C)                                    -          6,176,910  (1)     6,176,910
   Common stock, $.02 par value                                        171,047                  -            171,047
   Additional paid-in capital                                       38,272,127                  -         38,272,127
   Accumulated deficit                                             (19,279,769)                 -        (19,279,769)
   Less cost of treasury stock; 21,773 shares                          (68,040)                 -            (68,040)
                                                                  ------------        -----------       ------------
        Total stockholders' equity                                  22,722,365          6,176,910         28,899,275
                                                                  ------------        -----------       ------------
                                                                  $ 65,653,579        $   398,245       $ 66,051,824
                                                                  ============        ===========       ============

See accompanying notes to unaudited pro forma consolidated financial statements.

                          MIDDLE BAY OIL COMPANY, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

                                                                                     ENEX             ENEX
                                                  MIDDLE BAY        BISON &        RESOURCES      CONSOLIDATED
                                                  OIL COMPANY        SHORE        CORPORATION       PARTNERS
                                                 -------------    ------------    ------------    ------------
Revenues:
  Oil and gas sales and plant income             $ 10,213,047     $ 2,519,599     $10,016,970     $ 2,949,222
  Gain on sale of property                              7,018          38,241       1,002,326               -
  Other income                                      1,212,930         787,794         444,303           1,931
                                                 ------------     -----------     -----------     -----------
                                                   11,432,995       3,345,634      11,463,599       2,951,153

Expenses:
  Lease operating and production taxes              3,848,627         932,767       3,983,129       1,196,792
  Geological and geophysical costs                    222,608               -               -               -
  Gas purchases and operating expenses                      -               -         791,403          17,923
  Depletion, depreciation and amortization          4,567,063         581,614       1,633,771         679,347
  Impairments                                      21,147,823               -               -               -
  Dry hole and abandonment expense                  1,118,838           1,805               -               -
  Interest expense                                    671,081         160,275               -               -
  Stock compensation expense                          202,500               -               -               -
  General, administrative and other                 2,678,593         603,399       2,061,090         311,250
                                                 ------------     -----------     -----------     -----------
                                                   34,457,133       2,279,860       8,469,393       2,205,312

Income (loss) before minority interest,
  income taxes and investee earnings              (23,024,138)      1,065,774       2,994,206         745,841

Minority interest                                           -               -      (1,012,449)              -

Provision for income taxes (benefit)               (7,444,798)        302,114          16,082               -

Equity in net earnings of equity investees                  -          36,564               -               -

                                                 ------------     -----------     -----------     -----------
Net income (loss)                                 (15,579,340)        800,224       1,965,675         745,841
Preferred stock dividends                             604,712               -               -               -

Net income (loss) applicable to common stock     $(16,184,052)    $   800,224     $ 1,965,675     $   745,841
                                                 ============     ===========     ===========     ===========

Income (loss) per share-Basic                    $      (4.76)
Income (loss) per share-Diluted                  $      (4.76)

Weighted average common shares outstanding
  Basic                                             3,397,117
  Diluted                                           3,397,117


                                                  PRO FORMA
                                                   COMBINED           PRO FORMA
                                                 ADJUSTMENTS           COMBINED
                                                 ------------        ------------
Revenues:
  Oil and gas sales and plant income             $ 3,173,563 (2)     $ 28,872,401
  Gain on sale of property                                 -            1,047,585
  Other income                                       (25,778)(3)        2,421,180
                                                 -----------         ------------
                                                   3,147,785           32,341,166

Expenses:
  Lease operating and production taxes             1,242,373 (2)       11,203,688
  Geological and geophysical costs                         -              222,608
  Gas purchases and operating expenses                     -              809,326
  Depletion, depreciation and amortization         2,690,817 (4)       10,152,612
  Impairments                                              -           21,147,823
  Dry hole and abandonment expense                         -            1,120,643
  Interest expense                                 1,350,957 (5)        2,182,313
  Stock compensation expense                               -              202,500
  General, administrative and other                  (21,000)(3)        5,633,332
                                                 -----------         ------------
                                                   5,263,147           52,674,845

Income (loss) before minority interest,
  income taxes and investee earnings              (2,115,362)         (20,333,679)

Minority interest                                  1,109,969 (6)           97,520

Provision for income taxes (benefit)                  81,539 (7)       (7,045,063)

Equity in net earnings of equity investees           (36,564)(8)                -
                                                 -----------         ------------
Net income (loss)                                 (1,123,496)         (13,191,096)
Preferred stock dividends                            811,098 (9)        1,415,810

Net income (loss) applicable to common stock     $(1,934,594)        $(14,606,906)
                                                 ===========         ============

Income (loss) per share-Basic                                        $      (2.84)(11)
Income (loss) per share-Diluted                                      $      (2.84)(11)
Weighted average common shares outstanding
  Basic                                                                 5,139,535 (10)
  Diluted                                                               5,139,535 (10)

See accompanying notes to unaudited pro forma consolidated financial statements.

                          MIDDLE BAY OIL COMPANY, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                                ENEX         PRO FORMA
                                                             MIDDLE BAY       RESOURCES       COMBINED          PRO FORMA
                                                            OIL COMPANY      CORPORATION    ADJUSTMENTS         COMBINED
                                                           ------------      -----------    -----------       ------------
Revenues:
   Oil and gas sales and plant income                      $11,078,360       $ 2,122,335    $   725,071 (2)   $ 13,925,766
   Gain on sale of property                                  1,527,207           671,923              -          2,199,130
   Other income                                                654,187             9,999              -            664,186
                                                           -----------       -----------     ----------       ------------
                                                            13,259,754         2,804,257        725,071         16,789,082

Expenses:
   Lease operating and production taxes                      5,539,218           998,654        458,969 (2)      6,996,841
   Geological and geophysical costs                            927,418                 -              -            927,418
   Gas purchases and operating expenses                              -             3,997              -              3,997
   Depletion, depreciation and amortization                  4,970,052           548,028        631,675 (4)      6,149,755
   Dry hole expense                                            331,405                 -                           331,405
   Impairments                                                 492,000                 -              -            492,000
   Interest expense                                          1,428,633                 -        350,828 (5)      1,779,461
   Stock compensation expense                                   67,500                 -              -             67,500
   General, administrative and other                         3,235,988         1,416,407              -          4,652,395
                                                           -----------       -----------     ----------       ------------
                                                            16,992,214         2,967,086      1,441,472         21,400,772

Income (loss) before minority interest, income taxes
   and investee earnings                                    (3,732,460)         (162,829)      (716,401)        (4,611,690)

Minority interest                                               (5,523)         (348,190)       600,234 (6)        246,521

Provision for income taxes (benefit)                        (1,270,914)          (86,700)       (82,142)(7)     (1,439,756)
                                                           -----------       -----------     ----------       ------------
Net income (loss)                                           (2,467,069)         (424,319)       (34,025)        (2,925,413)
Preferred stock dividends                                       67,945                 -        478,325 (9)        546,270

Net income (loss) applicable to common stock               $(2,535,014)      $  (424,319)    $ (512,350)      $ (3,471,683)
                                                           ===========       ===========     ==========       ============

Income (loss) per share-Basic                              $     (0.32)                                       $      (0.43)(11)
Income (loss) per share-Diluted                            $     (0.32)                                       $      (0.43)(11)

Weighted average common shares outstanding
   Basic                                                     7,889,947                                           8,148,947 (10)
   Diluted                                                   7,889,947                                           8,148,947 (10)

See accompanying notes to unaudited pro forma consolidated financial statements.

                          MIDDLE BAY OIL COMPANY, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    DECEMBER 31, 1997 AND SEPTEMBER 30 , 1998

NOTE 1.  BASIS OF PRESENTATION
         The unaudited pro forma consolidated financial statements reflect the effect of the proposed offer to exchange shares of Series C 10% convertible preferred stock of Middle Bay for 1,102,631 Partnership Units representing 100% of the outstanding units of Enex Consolidated Partners, L.P. (the "Offer"), of which Enex Resources Corporation owns 56.24%. The unaudited pro forma consolidated financial statements also have been prepared to give effect to the mergers of Bison Energy Corporation ("Bison") and Shore Oil Company ("Shore") with Middle Bay effective February 28 and June 30, 1997, respectively, the acquisition of 1,064,032 shares, or 79.2% of the outstanding common stock of Enex Resources Corporation effective March 27, 1998 and the acquisition of substantially all of the assets of Service Drilling Co., L.L.C. ("Service Drilling") effective April 16, 1998. The unaudited pro forma consolidated financial statements have been prepared to give effect to these transactions as if they had taken place as of January 1, 1997 with respect to the unaudited pro forma consolidated statements of operations for the year ended December 31, 1997 and the nine-month period ended September 30, 1998 and to give effect to the Offer as if it had taken place on September 30, 1998 with respect to the unaudited pro forma consolidated balance sheet. Each acquisition or merger was recorded using the purchase method of accounting.

         At December 31, 1997, Enex Resources Corporation served as managing general partner for one limited partnership, Enex Consolidated Partners, L.P. ("Enex Consolidated Partners" or the "Partnership"). Enex Resources Corporation has a 4.1% carried revenue interest as the general partner of Enex Consolidated Partners in addition to its proportional interest as a limited partner of 55.508%. Enex Consolidated Partners was formed from thirty-four managed limited partnerships (the "Predecessor Partnerships") effective June 30, 1997 (the "Consolidation"). For the first six months of 1997, Enex Resources Corporation served as managing general partner for the Predecessor Partnerships. Prior to the Consolidation, Enex Resources Corporation owned greater than 50% of one of the Predecessor Partnerships. Enex Resources Corporation used pro rata consolidation for those partnerships in which it owned less than a 50% interest and fully consolidated the partnership in which it owned greater than 50% interest. Effective June 30, 1997, as a result of the Consolidation, Enex Resources Corporation owned greater than 50% of the only partnership it managed. The equity of minority partners in Enex Consolidated Partners is shown in the historical consolidated financial statements as "minority interest." From July 1, 1997, the consolidated financial statements of Enex Resources Corporation include the accounts of Enex Resources Corporation and its wholly-owned subsidiaries, including Enex Consolidated Partners. Prior to July 1, 1997, the consolidated financial statements of Enex Resources Corporation include the accounts of Enex Resources Corporation, its wholly-owned subsidiaries and its pro rata share of the assets, liabilities, revenues and expenses of the Predecessor Partnerships.

         The unaudited pro forma consolidated balance sheet as of September 30, 1998 includes the historical financial position of Middle Bay Oil Company, which includes Bison, Shore, Enex Resources Corporation and Service Drilling, and the pro forma adjustments to give effect to the Partnership exchange as if it had occurred on September 30, 1998.

         The unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 reflects the following: (i) the historical consolidated statement of operations of Middle Bay; (ii) the combined historical statements of operations of Bison and Shore prior to their merger with Middle Bay; (iii) the historical consolidated statement of operations of Enex Resources Corporation prior to its acquisition by Middle Bay; (iv) the portion of the historical statement of operations of the predecessor partnerships for the six months ended June 30, 1997 which was not pro rata consolidated in the historical consolidated statement of operations of Enex Resources Corporation for the year ended December 31, 1997; and (v) the related pro forma adjustments for the Bison and Shore mergers, the Enex Resources Corporation and Service Drilling acquisitions and the Partnership exchange. As discussed in (iv), the unaudited pro forma statement of operations for the year ended December 31, 1997 requires a separate column to reflect the pro rata results of operations of the Predecessor Partnerships that are attributable to the limited partners other than Enex Resources Corporation for the period prior to the June 30, 1997 Consolidation, as such amounts are not included in the consolidated statement of operations of Enex Resources Corporation for the year ended December 31, 1997.

         The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 1998 reflects (i) the historical consolidated statement of operations of Middle Bay; (ii) the historical consolidated statement of operations of Enex Resources Corporation for the period ended March 27, 1998, in which the historical consolidated statement of operations of the Partnership is consolidated for the same period. The historical consolidated statements of operations of Enex Resources Corporation for the period from March 27, 1998 to September 30, 1998 is included in the historical consolidated statement of operations of Middle Bay for the nine months ended September 30, 1998, as the acquisition of 79.2% of Enex Resources Corporation closed on March 27, 1998; and (iii) the related pro forma adjustments for the Partnership exchange and the Service Drilling acquisition prior to its effective date of April 16, 1998.


NOTE 2.  PRO FORMA ENTRIES

PRO FORMA ADJUSTMENTS FOR THE PARTNERSHIP EXCHANGE

         It is anticipated that during December, 1998, the Company will close an offer to the Partnership whereby it will issue a total of 2,300,000 shares of Middle Bay Series C 10% convertible preferred stock ($5.00 per share liquidation preference) in exchange for all of the right, title and interest to the units of Partnership interest held by Investors and Enex Resources Corporation. The number of the shares outstanding attributable to Investors and the minority interest owners of Enex Resources Corporation (20.8%) is 1,275,532, representing the 269,052 shares attributable to the minority interest (20.8%) owners of Enex Resources Corporation's 56.24% ownership of the Partnership plus the 1,006,480 shares attributable to the Investors' 43.76% of the Partnership.

PRO FORMA ADJUSTMENTS FOR THE  SERVICE DRILLING ACQUISITION

         On April 16, 1998, the Company closed an Asset Purchase Agreement with Service Drilling and certain affiliates, whereby the Company acquired substantially all of the assets of Service Drilling and its affiliates in exchange for the Company's common stock and cash. Pursuant to the Agreement, the Company issued 666,000 shares of its common stock and paid aggregate cash consideration of $6,500,000, $5,500,000 of which was funded through borrowings on Middle Bay's revolving line of credit. The acquisition was accounted for as a purchase of substantially all of the assets of Service Drilling and as a result of the purchase method of accounting, Middle Bay's cost of acquiring the assets of Service Drilling was allocated to the assets acquired based on their fair values.

PRO FORMA ADJUSTMENTS FOR THE ENEX ACQUISITION

         On March 27, 1998, in exchange for 79.2% ownership, Middle Bay acquired 1,064,032 shares of the common stock of Enex for a total purchase price of $17,061,000, including $15,960,480 or $15 cash per share, assumption of an additional liability of $789,000 and issuance of 33,825 common shares of the Company for finders fees, pursuant to Middle Bay's tender offer (the "tender offer") which began on February 19, 1998. The acquisition was accounted for as a purchase of 79.2% of Enex and as a result of the purchase method of accounting, Middle Bay's cost of acquiring the 79.2% of Enex was allocated to the assets and liabilities acquired based on estimated fair values.

PRO FORMA ADJUSTMENTS FOR THE BISON AND SHORE MERGERS

         Middle Bay and Bison entered into a merger agreement whereby Bison was merged into and continues to exist as a wholly-owned subsidiary of Middle Bay, effective February 28, 1997.

         On June 20, 1997, Middle Bay and Shore entered into a merger agreement whereby Shore was merged into and continues to exist as a wholly-owned subsidiary of Middle Bay, effective June 30, 1997.

         The mergers were accounted for as purchases of Bison and Shore by Middle Bay and as a result of the purchase method of accounting, Middle Bay's cost of acquiring Bison and Shore was allocated to the assets and liabilities acquired based on estimated fair values.

         The accompanying unaudited pro forma combined financial statements reflect the following adjustments:

         (1) To record the exchange of 2,300,000 shares of Middle Bay Series C 10% convertible preferred stock ($5.00 per share liquidation preference) and related costs for the outstanding Partnership Units, less the 1,024,468 shares owned by Enex Resources Corporation which are not attributable to the minority interest owners of Enex Resources Corporation (20.8%), equal to 1,275,532 third-party shares. The allocation of the purchase price to the acquired assets and liabilities is preliminary and, therefore subject to change. Any future adjustments to the allocation of the purchase price are not anticipated to be material to the unaudited pro forma financial statements.

         (2) To record the operating income and expenses related to the oil and gas properties purchased from Service Drilling.

         (3) To remove management income and related expenses charged in accordance with a contractual arrangement whereby Bison performed accounting and administrative services for another entity previously acquired by Middle Bay. Subsequent to the merger, Bison no longer performed such accounting and administrative functions under the contract.

         (4) To adjust depreciation, depletion and amortization to reflect Middle Bay's purchase price allocated to the property and equipment acquired from the Partnership, Service Drilling, Enex Resources Corporation, Bison and Shore using the unit of production method utilized by Middle Bay.

         (5) To record interest expense on the debt incurred as a result of the Service Drilling and Enex Resources Corporation acquisitions, and, for the year ended December 31, 1997, to record the reduction of $69,999 in interest expense on the debt retired in the Shore merger through the issuance of Series A preferred stock (see note (9)).

         (6) To adjust minority interest related to the acquisitions of the Partnership and Enex Resources Corporation by Middle Bay.

         (7) To adjust the provision for income taxes for the change in taxable income as a result of the acquisitions at assumed effective tax rates of 33% and 35% for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively.

         (8) To remove equity in net earnings of equity investees that were not purchased in the Bison merger.

         (9) To record the preferred stock dividends on the 1,275,532 shares of Series C 10% convertible preferred stock ($5.00 per share liquidation preference) issued in connection with the Partnership exchange other than 79.2% of the preferred stock dividends of Enex Resources Corporation which will be eliminated in consolidation of Middle Bay's financial statements and, for the year ended December 31, 1997, to record the preferred stock dividends paid on the Series A convertible preferred stock issued for the cash portion of the Bison merger and issued in connection with the retirement of debt assumed in the Shore merger.

         (10) To reflect the impact on the weighted average common shares outstanding for the 2,488,889 shares of Middle Bay common stock issued in conjunction with the Bison and Shore mergers, the 666,000 shares issued in conjunction with the Service Drilling acquisition and the 33,825 shares issued in conjunction with the Enex acquisition. Shares issuable upon exercise of options and upon the conversion of preferred stock are excluded from the computations of the diluted weighted average common shares outstanding because their effects would be anti-dilutive.

         (11) To reflect the issuance of 2,488,889 shares of Middle Bay common stock in conjunction with the Bison and Shore mergers, the 666,000 shares issued in conjunction with the Service Drilling acquisition and the 33,825 shares issued in conjunction with the Enex acquisition. Pro forma basic net income
(loss) per common share information is computed by dividing net income (loss), applicable to common stock by the pro forma weighted average common shares outstanding.

                                                              EXHIBIT "C"

                          SECURITIES PURCHASE AGREEMENT

                                     BETWEEN

                             3TEC ENERGY CORPORATION

                                       AND

                          MIDDLE BAY OIL COMPANY, INC.

                                  July 1, 1999

                                TABLE OF CONTENTS

ARTICLE I         TERMS DEFINED

Section 1.1       Definitions................................................1
Section 1.2       Accounting Terms and Determinations.......................11
Section 1.3       Gender and Number.........................................11
Section 1.4       References to Agreement...................................11

ARTICLE II        PURCHASE AND SALE OF SECURITIES

Section 2.1       Purchase and Sale.........................................11
Section 2.2       Closing...................................................11
Section 2.3       Delivery..................................................11
Section 2.4       Payment...................................................12

ARTICLE III       RESERVATION AND ISSUANCE OF CONVERSION SHARES.............12

ARTICLE IV        CERTAIN TERMS APPLICABLE TO WARRANTS

Section 4.1       Exercise of Warrants......................................12
Section 4.2       Adjustment of Number of Warrant Shares Purchasable........14
Section 4.3       Notices to Warrant Holders................................16
Section 4.4       Reservation and Issuance of Warrant Shares................17

ARTICLE V         TRANSFER OF SECURITIES

Section 5.1       Restrictions on Transfer..................................17
Section 5.2       Registration, Transfer and Exchange of Warrants...........18
Section 5.3       Mutilated or Missing Warrant Certificates.................18
Section 5.4       Registration, Transfer and Exchange of Notes..............19
Section 5.5       Mutilated or Missing Notes................................19

ARTICLE VI        CONDITIONS

Section 6.1       Conditions Precedent to Closing...........................19
Section 6.2       Conditions Precedent to Closing...........................22

ARTICLE VII       REPRESENTATIONS AND WARRANTIES

Section 7.1       Corporate Existence and Power.............................23
Section 7.2       Corporate and Governmental Authorization; Contravention...23
Section 7.3       Binding Effect............................................24
Section 7.4       Capitalization............................................24
Section 7.5       Issuance of Securities....................................24
Section 7.6       Financial Statements......................................24

Section 7.7       Material Agreements.......................................25
Section 7.8       Compass Debt Documents....................................25
Section 7.9       Investments ..............................................25
Section 7.10      Outstanding Debt..........................................25
Section 7.11      Transactions with Affiliates..............................25
Section 7.12      Employment Matters........................................25
Section 7.13      Litigation................................................26
Section 7.14      ERISA ....................................................26
Section 7.15      Taxes and Filing of Tax Returns...........................27
Section 7.16      Title to Assets...........................................27
Section 7.17      Licenses, Permits, Etc....................................27
Section 7.18      Proprietary Rights........................................27
Section 7.19      Compliance with Law.......................................28
Section 7.20      Environmental Matters.....................................28
Section 7.21      Intentionally Left Blank..................................29
Section 7.22      Fiscal Year...............................................29
Section 7.23      No Default................................................29
Section 7.24      Insurance.................................................29
Section 7.25      Government Regulation.....................................29
Section 7.26      Securities Law............................................29
Section 7.27      Brokers and Finders.......................................29
Section 7.28      SEC Documents.............................................29
Section 7.29      Oil and Gas Operations....................................30
Section 7.30      Financial and Commodity Hedging...........................31
Section 7.31      Books and Records.........................................31
Section 7.32      Reserve Report............................................31
Section 7.33      Nature of Company Assets..................................31
Section 7.34      Full Disclosure...........................................32
Section 7.35      Year 2000 Compliance......................................32

ARTICLE VIII      REPRESENTATIONS AND WARRANTIES OF 3TEC

Section 8.1       Corporate Existence and Power.............................32
Section 8.2       Corporate and Governmental Authorization; Contravention...32
Section 8.3       Binding Effect............................................32
Section 8.4       Brokers and Finders.......................................33
Section 8.5       Taxes and Filing of Returns...............................33
Section 8.6       Title to 3TEC Properties..................................33

ARTICLE IX        COVENANTS

Section 9.1       Maintenance of Insurance..................................33
Section 9.2       Payment of Taxes and Claims...............................33
Section 9.3       Compliance with Laws and Documents........................34
Section 9.4       Operation of Properties and Equipment.....................34
Section 9.5       Additional Documents......................................34
Section 9.6       Maintenance of Books and Records..........................34

Section 9.7       Environmental Matters.....................................34
Section 9.8       Access to Information.....................................34
Section 9.9       Conduct of Business of the Company........................35
Section 9.10      Negative Covenants........................................36
Section 9.11      Meeting; Proxy Statement..................................37

ARTICLE X         DEFAULTS; TERMINATION

Section 10.1      Events of Default.........................................38
Section 10.2      Termination...............................................39
Section 10.3      Effect of Termination.....................................39

ARTICLE XI        MISCELLANEOUS

Section 11.1      Notices...................................................40
Section 11.2      No Waivers................................................40
Section 11.3      Expenses; Indemnification.................................40
Section 11.4      Amendments and Waivers; Sale of Interest..................41
Section 11.5      Survival..................................................42
Section 11.6      Limitation on Interest....................................42
Section 11.7      Invalid Provisions........................................42
Section 11.8      Successors and Assigns....................................42
Section 11.9      Governing Law.............................................43
Section 11.10     Counterparts..............................................43
Section 11.11     No Third Party Beneficiaries..............................43
Section 11.12     Final Agreement...........................................43
Section 11.13     Submission to Jurisdiction; Waiver of Service of Venue....43
Section 11.14     Waiver of Right to Trial by Jury..........................43
Section 11.15     Public Announcements......................................43

Exhibits

Exhibit A         Senior Subordinate Promissory Note
Exhibit B         Registration Rights Agreement
Exhibit C         Shareholders Agreement
Exhibit D         Form of Warrant Certificate
Exhibit E         Employment Agreement
Exhibit F         Agreement of Shareholders
Exhibit G         Purchase Price to be Transferred at Closing
Exhibit H         Identification of Other Securities Purchase Agreements

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT is entered into effective this 1st day of July, 1999, by and between 3TEC Energy Corporation, a Delaware corporation ("3TEC") and Middle Bay Oil Company, Inc., an Alabama corporation (the "Company").

                             W I T N E S S E T H:

      WHEREAS, the Company has authorized and desires to issue and sell to 3TEC
(a) certain shares of the Company's Common Stock, par value $0.02 per share, (b) a Note, and (c) certain Warrants;

      WHEREAS, 3TEC desires to purchase such securities from the Company on the terms and conditions set forth herein; and

      WHEREAS, the Major Shareholders have entered into the Agreement of Shareholders in the form of Exhibit F attached hereto.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                                 TERMS DEFINED

      SECTION 1.1. Definitions. The following terms, as used herein, have the following meanings:

      "Affiliate" means, as to any Person, any Subsidiary of such Person, or any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and, with respect to the Company, any executive officer of any Subsidiary or any Person who holds five percent (5%) or more of the voting stock of the Company. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, or by contract or otherwise. 3TEC shall not be considered an Affiliate of the Company for purposes of this Agreement or the other Transaction Documents.

      "Agreement" means this Securities Purchase Agreement.

      "Agreement of Shareholders" means that certain Agreement of Shareholders to be executed on even date herewith by each of the parties thereto in the form of Exhibit F attached hereto.

      "Authorized Officer" means, as to any Person, its Chairman, its Chief Executive Officer, its President, its Chief Operating Officer, its Financial Officer and any Vice President.

      "Business Day" means any day except a Saturday, Sunday or other day on which national banks in Dallas, Texas are authorized by law to close.

      "Capital Lease" means, for any Person, as of any date, any lease of property, real or personal, which would be capitalized on a balance sheet of the lessee of such lease prepared as of such date in accordance with GAAP.

      "Change of Control" means the occurrence of any of the following: (a) the sale, lease, transfer or other disposition, in one transaction or a series of related transactions, of more than fifty percent (50%) of the value of the Oil and Gas Interests as set forth in the most current reserve report of the Company and its Subsidiaries (on the date hereof, the Reserve Report is the most recent reserve report), or (b) any sale, transfer, merger, consolidation, disposition or other transaction which results in any Person or Persons individually or together with their Affiliates owning more than fifty percent (50%) of the Common Stock on a Fully Diluted Basis.

      "Charter Documents" means, with respect to any Person, its certificate of incorporation, articles of incorporation, bylaws, partnership agreement, regulations, operating agreement and all other comparable charter documents.

      "Closing" has the meaning given such term in Section 2.2 hereof.

      "Closing Date" means the tenth Business Day after the date of the Company's Shareholders' meeting whereby this Agreement and the transactions contemplated hereby are approved.

      "Closing Transactions" means the transactions which will occur on the Closing Date pursuant to the Transaction Documents.

      "COBRA" has the meaning given such term in Section 7.14 hereof.

      "Commission" means the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act or the Exchange Act.

      "Common Stock" means the Company's common stock, par value $0.02 per share.

      "Common Stock Shares" means the 4,755,556 shares of Common Stock to be purchased by 3TEC pursuant to this Agreement.

      "Company" has the meaning given such term in the preamble hereto.

      "Company Financial Statements" means the audited and unaudited consolidated financial statements of the Company and its Subsidiaries (including the related notes) included (or incorporated by reference) in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, and the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 1999, filed with the Commission.

      "Compass Senior Credit Agreement" means that certain Credit Agreement dated March 27, 1998, as amended, by and among Middle Bay Oil Company, Inc. and Enex Resources Corporation, as Borrower, and

Compass Bank, as Agent and a Lender, Bank of Oklahoma, National Association, as a Lender and the other lenders signatory thereto.

      "Compass Senior Debt" means all Debt of the Company outstanding under the Compass Senior Credit Agreement, including all renewals and extensions thereof.

      "Compass Senior Debt Documents" means the Compass Senior Debt Agreement and all promissory notes, security agreements, mortgages, deeds of trust, assignments, guarantees and other documents, instruments and agreements executed and delivered pursuant to the Compass Senior Credit Agreement evidencing, securing, guaranteeing or otherwise pertaining to the Compass Senior Debt and other obligations arising under the Compass Senior Credit Agreement, as the foregoing may be amended, renewed, extended, supplemented, increased or otherwise modified from time to time to the extent permitted hereunder.

      "Confidentiality Agreements" means those certain confidentiality agreements dated February 17, 1999, by and between the Company and 3TEC.

      "Conversion Shares" means shares of Common Stock issued upon conversion of the Note.

      "Debt" means, for any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all indebtedness of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) the present value of all obligations in respect of Capital Leases of such Person, (g) any obligation of such Person representing the deferred purchase price of property or services purchased by such Person other than trade payables incurred in the ordinary course of business and which are not more than ninety (90) days past invoice date, (h) any indebtedness, liability or obligation secured by a Lien on the assets of such Person whether or not such indebtedness, liability or obligation is otherwise non-recourse to such Person, (i) liabilities arising under future contracts, forward contracts, swap, cap or collar contracts, option contracts, hedging contracts, other derivative contracts and similar agreements,
(j) liabilities with respect to payments received in consideration of oil, gas or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment, and (k) all liability of such Person as a general partner or joint venturer for obligations of the nature described in (a) through (k) preceding.

      "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

      "Default Rate" means the Fixed Rate plus 3% per annum.

      "Defensible Title" means such right, title and interest that is (a) evidenced by an instrument or instruments filed of record in accordance with the conveyance and recording laws of the applicable jurisdiction to the extent necessary to prevail against competing claims of bona fide purchasers for value without notice and (b) subject to Permitted Encumbrances, free and clear of all Liens, claims, infringements, burdens or other defects.

      "Disclosure Schedule" means the disclosure schedule entitled Middle Bay Disclosure Schedule separately provided by the Company to 3TEC on or before the date hereof, and any documents listed on such disclosure schedule and expressly incorporated therein by reference.

      "Employment Agreement" means that certain employment agreement to be executed at Closing by the Company and Floyd C. Wilson in substantially the form of Exhibit E.

      "Environmental Complaint" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state, municipal or other Governmental Authority or any other party involving a Hazardous Discharge, Environmental Contamination or any violation of any order, permit or Environmental Law and Laws.

      "Environmental Contamination" means the presence of any Hazardous Substances, which presence results from a Hazardous Discharge.

      "Environmental Law and Laws" means any law, common law, ordinance, regulation or policy of any Governmental Authority, as well as any order, decree, permit, judgment or injunction issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof), industrial hygiene, the environmental conditions on, under, or about any real property owned, leased or operated at any time by the Company or any of its Subsidiaries or any real property owned, leased or operated by any other party, including, without limitation, soil, groundwater, and indoor and ambient air conditions or the reporting or remediation of Environmental Contamination. Environmental Law and Laws include, without limitation, the Clean Air Act, as amended, the Federal Water Pollution Control Act, as amended, the Rivers and Harbors Act of 1899, as amended, the Safe Drinking Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), as amended, the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, the Occupational Safety and Health Act ("OSHA"), as amended, the Hazardous Materials Transportation Act, as amended, and any other federal, state and local law whose purpose is to conserve or protect health, the environment, wildlife or natural resource.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

      "ERISA Affiliate" means the Company or any of its Subsidiaries and any other corporation or trade or business under common control with the Company or any of its Subsidiaries or treated as a single employer with the Company or any of its Subsidiaries as determined under sections 414(b), (c), (m) or (o) of the IRC.

      "Event of Default" has the meaning set forth in Section 10.1.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute.

      "Exhibit" refers to an exhibit attached to this Agreement and incorporated herein by reference, unless specifically provided otherwise.

      "Financial Officer" means, as to any Person, its Chief Financial Officer, or if no Person serves in such capacity, the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, financial compliance and similar functions.

      "Fixed Rate" means nine percent (9.0%) per annum.

      "Fully Diluted Basis" means, with reference to outstanding Common Stock, the shares of Common Stock that would be outstanding assuming that all outstanding options, warrants and other rights to acquire Common Stock had been exercised (regardless of whether such rights are then exercisable) and all securities convertible into Common Stock had then been converted (regardless of whether such securities are then convertible) and had been issued, all in accordance with GAAP. Any reference in this Agreement or any of the other Transaction Documents to "holder(s) of outstanding Common Stock on a Fully Diluted Basis" or words of similar import shall be deemed to include holder(s) of outstanding options, warrants or similar rights to acquire Common Stock or securities convertible into Common Stock.

      "GAAP" means generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their successors which are applicable in the circumstances as of the date in question; and the requirement that such principles be applied on a consistent basis means that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

      "Governmental Authority" means any national, state or county, municipal government, domestic or foreign, any agency, board, bureau, commission, court, department or other instrumentality of any such government, or any arbitrator in any case that has jurisdiction over the Company or its Subsidiaries or any of their respective properties or assets.

      "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support of otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that, the term "Guaranty" shall not include endorsements for collection or deposit in the ordinary course of business. For purposes of this Agreement, the amount of any Guaranty shall be the maximum amount that the guarantor could be legally required to pay under such Guaranty.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      "Hazardous Discharge" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of a Hazardous Substance at, from, onto, under or within any real property owned, leased or operated at any time by the Company or any of its Subsidiaries or any real property owned, leased or operated by any other Person.

      "Hazardous Substance" means any pollutant, toxic substance, hazardous waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Environmental Law and Laws or which is otherwise regulated by any Environmental Law and Laws.

      "Holder" with respect to any Security, shall mean the record or beneficial owner of such Security.

      "Hydrocarbons" means oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbons.

      "Investment" in any Person means any investment, whether by means of securities purchase (whether by direct purchase from such Person or from an existing holder of securities of such Person), loan, advance, extension of credit, capital contribution or otherwise, in or to such Person, the Guaranty of any Debt or other obligation of such Person, or the subordination of any claim against such Person to other Debt or other obligation of such Person; provided, that, "Investments" shall not include advances made to employees of such Person for reasonable travel, entertainment and similar expenses incurred in the ordinary course of business.

      "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any regulation promulgated thereunder.

      "Knowledge" means actual knowledge after reasonable investigation consistent with the generally accepted business practices in the oil and gas industry.

      "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality, or Governmental Authority.

      "Lien" means with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement or other title retention agreement relating to such asset.

      "Majority Noteholder" means a Noteholder or Noteholders holding more than fifty percent (50%) of the aggregate principal balance of the Note.

      "Majority Warrantholder" means a Warrant Holder or Warrant Holders who hold more than fifty percent (50%) of the outstanding Warrant Shares.

      "Major Shareholders" means Kaiser-Francis Oil Company, C.J. Lett, III, Weskids, L.P., and Alvin V. Shoemaker.

      "Material Adverse Effect" means, with respect to a Person, a material adverse effect on the business, financial condition, operations, assets or prospects of such Person or any of its Subsidiaries, and shall also mean, with respect to the Company or any of its Subsidiaries, a material adverse effect on such Person's ability to pay and perform its obligations under the Transaction Documents.

      "Material Agreement" means any written or oral agreement, contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject (a) which is not cancelable by such Person upon notice of sixty (60) days or less without liability for further payment other than nominal penalty, (b) pursuant to which such Person acquires any material portion of the raw materials, supplies or services used or consumed by such Person in the operation of its business (unless such raw materials, supplies or services are readily available to such Person from other sources on comparable terms), or (c) pursuant to which such Person derives any material part of its revenues.

      "Maximum Lawful Rate" means the maximum rate (or, if the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the Note at such time to exceed the maximum amount which Noteholders would be allowed to contract for, charge, take, reserve, or receive under applicable Law after taking into account, to the extent required by applicable Law, any and all relevant payments or charges under the Transaction Documents.

      "Noteholder" means any Person in whose name a Note is registered on the Note Register.

      "Note Redemption Date" means the date on which the entire balance of the Note, including, without limitation, all accrued but unpaid interest thereon and all fees payable by the Company or its Subsidiaries in connection therewith, have been paid in full.

      "Note Register" means a register maintained by the Company setting forth the name and address of each Noteholder and the principal amount of the Note held by such Noteholder.

      "Notes" means the Company's Senior Subordinate Promissory Notes in the aggregate principal amount of $10,700,000 to be issued and sold by the Company to 3TEC pursuant to Section 2.1 hereof and any renewals, extensions or replacements thereof, and "Note" means any of such Notes. The Notes shall be substantially in the form of Exhibit A attached hereto.

      "Obligations" means all present and future indebtedness, obligations and liabilities, and all renewals and extensions thereof, or any part thereof, of the Company, its Subsidiaries and any other Person arising pursuant to the Transaction Documents, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

      "Oil and Gas Interest(s)" means (a) direct and indirect interests in and rights with respect to oil, gas, mineral and related properties and assets of any kind and nature, direct or indirect, including working, royalty and overriding royalty interests, production payments, operating rights, net profits interests, other non-working interests and non-operating interests; (b) interests in and rights with respect to Hydrocarbons and other minerals or revenues therefrom and contracts in connection therewith and claims and rights thereto (including oil and gas leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing contracts and agreements and, in each case, interests thereunder), surface interests, fee interests, mineral servitudes, reversionary interests, reservations and concessions; (c) easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and (d) interests in equipment and machinery (including well equipment and machinery), oil and gas production, gathering, transmission, compression, treating, processing and storage facilities (including tanks, tank batteries, pipelines and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing.

      "Ownership Interests" means the ownership interests of the Company and its Subsidiaries in its assets, as set forth on Schedule 1.1A of the Disclosure Schedule.

      "Other Notes" means the Company notes to be issued and sold by the Company pursuant to provisions of the Other Securities Purchase Agreements.

      "Other Securities Purchase Agreements" shall mean those securities purchase agreements of even date herewith as listed on Exhibit H attached hereto.

      "Pension Plan" means any employee benefit plan or welfare benefit plan within the meaning of section 3(3) of ERISA maintained by the Company, any Subsidiary of the Company or any ERISA Affiliate that is or was previously covered by Title IV of ERISA or subject to the minimum funding standards under section 412 of the IRC, including a "multiemployer plan" as such term is defined in section 3(37) of ERISA, under which the Company or any Subsidiary of the Company has any current or future obligation or liability and under which any present or former employee of the Company or any Subsidiary of the Company, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits.

      "Per Share Stock Price" means for the Common Stock on any day shall be the last sale price, or, in case no such sale takes place on such day, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System, or such other system then in use.

      "Permitted Encumbrances" means (a) Liens for Taxes, assessments or other governmental charges or levies if the same shall not at the particular time in question be due and delinquent or (if foreclosure, distraint, sale or other similar proceedings shall not have been commenced or if commenced, shall have been stayed) are being contested in good faith by appropriate proceedings and if the Company or its Subsidiaries shall have set aside on their books such reserves (segregated to the extent required by sound accounting principles) as may be required by GAAP or otherwise determined by its board of directors to be adequate with respect thereto; (b) Liens of carriers, warehousemen, mechanics, laborers, materialmen, landlords, vendors, workmen and operators arising by operation of law in the ordinary course of business or by a written agreement existing as of the date hereof and necessary or incident to the exploration, development, operation and maintenance of Hydrocarbon properties and related facilities and assets for sums not yet due or being contested in good faith by appropriate proceedings, if any the Company or its Subsidiaries shall have set aside on its books such reserves (segregated to the extent required by sound accounting practices) as may be required by GAAP or otherwise determined by its board of directors to be adequate with respect thereto; (c) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance and social security legislation (other than ERISA); (d) Liens incurred in the ordinary course of business to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance and repayment bonds and other obligations of a like nature;
(e) Liens, easements, rights-of-way, restrictions, servitudes, permits, conditions, covenants, exceptions, reservations and other similar encumbrances incurred in the ordinary course of business or existing on property and not (i) reducing the Company's net revenue interest in any Oil and Gas Interests below that set forth on Schedule 1.1A, (ii) increasing the Company's Working Interest in any Oil and Gas Interest above that set forth on Schedule 1.1A or (iii) in the aggregate materially impairing the value of the assets of the Company or its Subsidiaries or interfering with the ordinary conduct of the business of the Company or its Subsidiaries or rights to any of their assets; (f) Liens created or arising by operation of law to secure a party's obligations as a purchaser of oil and gas;
(g) all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities to the extent customarily obtained subsequent to Closing; (h) farmout, carried working interest, joint operating, unitization, royalty, overriding royalty, sales and similar arrangements relating to the exploration, development of, or production from, Hydrocarbon properties entered into in the ordinary course of business; (i) preferential rights to purchase and Third Party Consents (to the extent not triggered by the consummation of the transactions contemplated herein); and (j) Liens arising under or created pursuant to the Compass Senior Debt Documents.

      "Permitted Senior Debt" means the Compass Senior Debt or other debt or credit facility of the Company which is intended to replace the Compass Senior Debt.

      "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof and shall also mean the Company.

      "Pre-Distribution Price" has the meaning given such term in Section
4.2(c).

      "Purchase Price" has the meaning given such term in Section 2.1

      "Redemption Date" means the date on which the entire balance of the Note, including, without limitation, all accrued but unpaid interest thereon and all fees payable by the Company or its Subsidiaries in connection therewith, have been paid in full.

      "Registration Rights Agreement" means a Registration Rights Agreement to be executed by the Company and 3TEC at Closing, in the form attached hereto as Exhibit B.

      "Registration Statement" has the meaning giving such term in Section 5.1.

      "Reserve Engineer" shall have the meaning set forth in Section 7.32.

      "Reserve Report" shall have the meaning set forth in Section 7.32.

      "SEC Documents" shall have the meaning set forth in Section 7.28.

      "Schedule" means a "schedule" attached to this Agreement and incorporated herein by reference, unless specifically indicated otherwise.

      "Section" refers to a "section" or "subsection" of this Agreement unless specifically indicated otherwise.

      "Securities" means the Notes, the Common Stock Shares and the Warrants to be issued and sold to 3TEC and any Warrant Shares.

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute.

      "Senior Lender" means Compass Bank, Bank of Oklahoma, National Association and the other lenders who executed the Compass Senior Credit Agreement.

      "Series B Convertible Preferred Shares" shall mean those shares of Series B Convertible Preferred Stock of the Company as set forth on Schedule 1.1B of the Disclosure Schedule.

      "Series C Convertible Preferred Shares" shall mean those shares of Series C Convertible Preferred Stock of the Company as set forth on Schedule 1.1C of the Disclosure Schedule.

      "Shareholders Agreement" means a Shareholders Agreement to be entered into by and among the Company, 3TEC and the Major Shareholders of the Company at Closing, in the form of Exhibit C attached hereto.

      "Subsidiary" means, for any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

      "Taxes" means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, foreign exchange taxes or other charges of any nature whatsoever, from time to time or at any time imposed by law or any federal, state or local governmental agency. "Tax" means any one of the foregoing.

      "Third Party Consents" means the consent or approval of any Person other than the Company, 3TEC or any Governmental Authority.

      "3TEC Properties" shall mean those properties of 3TEC as set forth on
Schedule 1 to Exhibit G attached hereto and incorporated herein by reference.

      "Transaction Documents" means this Agreement, the Notes, the Warrant Certificates, the Registration Rights Agreement, the Shareholders Agreement, the Company's Charter Documents and all other agreements, certificates, documents or instruments now or at any time hereafter delivered in connection with this Agreement, as the foregoing may be renewed, extended, modified, amended or restated from time to time.

      "Warrant Certificate" means the Warrant Certificates to be issued by the Company evidencing Warrants issued hereunder which shall be in the form of Exhibit D attached hereto.

      "Warrant Exercise Price" means $1.00 per share (subject to adjustment as provided in Section 4.2).

      "Warrant Expiration Date" means 5:00 p.m., Dallas, Texas time, five (5) years following the Closing Date.

      "Warrant Holder" means any Person (i) in whose name any Warrant is registered on the Warrant Register, or (ii) in whose name any Warrant Shares are registered on the books and records of the Company.

      "Warrant Register" means a register maintained by the Company setting forth the name and address of each Warrant Holder, the number of Warrants held by such Warrant Holder and the certificate number of each Warrant Certificate held by such Warrant Holder.

      "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

      "Warrants" means the Common Stock Purchase Warrants to be issued by the Company to 3TEC pursuant to Section 2.1 of this Agreement, each of which shall entitle the holder thereof to purchase one (1) share of Common Stock at the Warrant Exercise Price (subject to adjustment as provided in Section 4.2).

      "Working Interests" means the Company's or its Subsidiaries' share of all of the costs, expenses, burdens, and obligations of any type or nature attributable to the Company's or its Subsidiaries' interests in its oil and gas properties or any well thereon.

      SECTION 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent annual audited, consolidated financial statements of the Company delivered to 3TEC prior to the date hereof.

      SECTION 1.3. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

      SECTION 1.4. References to Agreement. Use of the words "herein", "hereof", "hereinabove", and the like are and shall be construed as references to this Agreement.

                                   ARTICLE II

                         PURCHASE AND SALE OF SECURITIES

      SECTION 2.1. Purchase and Sale. Subject to the satisfaction of the terms and conditions set forth herein and in reliance upon the representations and warranties of the parties set forth herein and in the other Transaction Documents (a) 3TEC agrees to purchase from the Company and the Company agrees to issue and sell to 3TEC, 4,755,556 shares of Common Stock and 3,600,000 Warrants for an aggregate purchase price of $10,700,000 (the "Common Stock Shares Purchase Price"), and (b) 3TEC agrees to purchase from the Company and the Company agrees to issue and sell to 3TEC the Note for the purchase price of $10,700,000 (the "Note Purchase Price," and together with the Common Stock Shares Purchase Price, the "Purchase Price").

      SECTION 2.2. Closing. Closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of 3TEC at 10:00 a.m. on the Closing Date, or at such other time, date and place as may be agreed upon in writing by the Company and 3TEC.

      SECTION 2.3. Delivery. At the Closing, the Company shall deliver to 3TEC, against payment therefor, certificates evidencing the Common Stock Shares, the Note and the Warrant Certificate purchased by 3TEC hereunder, in each case duly issued and in form sufficient to vest title thereto fully in 3TEC, free and clear of all Liens, claims and encumbrances.

      SECTION 2.4. Payment. At the Closing, 3TEC shall, at 3TEC's option, pay the Purchase Price to the Company (i) by wire transfer of immediately available funds; or (ii) by wire transfer of immediately available funds and the transfer to the Company of the 3TEC Properties, by an assignment and bill of sale in form reasonably acceptable to the Company and 3TEC.

                                   ARTICLE III

                  RESERVATION AND ISSUANCE OF CONVERSION SHARES

      The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Conversion Shares upon the Noteholder's exercise of its conversion rights under the Note, the number of shares of Common Stock deliverable upon such conversion rights. The Company covenants that all Conversion Shares issued by it will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all Taxes with respect to the issuance thereof and free from all Liens other than Liens arising by, through or under the Noteholder to whom such Conversion Shares were issued.

                                   ARTICLE IV

                      CERTAIN TERMS APPLICABLE TO WARRANTS

      SECTION 4.1. Exercise of Warrants.

      (a) One-half of the Warrants may be exercised in whole or in part at any time until the Warrant Expiration Date at which time the Warrants shall expire and shall thereafter no longer be exercisable.

      (b) The other half of the Warrants (the "Restricted Warrants") may be exercised, in whole or in part, until the Warrant Expiration Date, as follows:

      (i)   up to 20% of the Restricted Warrants may be exercised during the one
            (1) year period commencing on the Closing Date;

      (ii) up to 40% of the Restricted Warrants (inclusive of any prior exercise under this subsection (b)) may be exercised during the one
            (1) year period commencing twelve (12) months after the Closing
            Date;

      (iii) up to 60% of the Restricted Warrants (inclusive of any prior exercise under this subsection (b)) may be exercised during the one
            (1) year period commencing twenty-four (24) months after the Closing Date;

      (iv) up to 80% of the Restricted Warrants (inclusive of any prior exercise under this subsection (b)) may be exercised during the one
            (1) year period commencing thirty-six (36) months after the Closing Date; and

      (v) up to 100% of the Restricted Warrants (inclusive of any prior exercise under this subsection (b)) may be exercised during the one
            (1) year period commencing forty-eight (48) months after the Closing Date;

      Notwithstanding the foregoing, in any event, the Restricted Warrants may be exercised at the earlier of:

      (i) the conversion of all or part of the Note into shares of Common Stock, subject to the restrictions set forth below in Section 4.1(c);

      (ii)  a Change of Control; or

      (iii) the payment in full of the Note.

      (c) If the entire amount of principal and interest due and payable under the Note is converted to Common Stock, all of the Restricted Warrants shall be immediately exercisable in whole or in part at any time until the Warrant Expiration Date. If less than the entire amount of principal and interest due and payable under the Note is converted, a pro-rata portion of the Restricted Warrants based upon the amount of the Note which is converted compared to the total amount of the Note prior to conversion, shall be immediately exercisable in whole or in part at any time until the Warrant Expiration Date. For example, if fifty percent (50%) of the Note is converted, one half of the Restricted Warrants would be exercisable.

      (d) The Warrants shall be exercised by presentation of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase on the reverse thereof duly completed and signed, to the Company at the offices of the Company as set forth on the signature page of this Agreement, together with payment of the aggregate Warrant Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America; provided, that, to the extent the Warrant Holder exercising such Warrants is also the holder of a Note, such Warrant Holder or Noteholder may elect, by written notice to the Company delivered with such presentation, to elect to pay the applicable Warrant Exercise Price by offsetting the next scheduled payment of such Note by an amount equal to the aggregate Warrant Exercise Price payable in connection with such exercise of Warrants. Upon such presentation, the Company shall issue and cause to be delivered to or upon the written order of the registered Holder of such Warrants and in such name or names as such registered Holder may designate, a certificate or certificates for the aggregate number of Warrant Shares issued upon such exercise of such Warrants. Any Person so designated to be named therein shall be deemed to have become holder of record of such Warrant Shares as of the date of exercise of such Warrants; provided, that, no Warrant Holder will be permitted to designate that such Warrant Shares be issued to any Person other than such Warrant Holder unless each condition to transfer contained in Article V hereof which would be applicable to a transfer of Warrants or Warrant Shares has been satisfied.

            (b) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

            (c) The Company shall not be required to issue fractional shares of Common Stock upon exercise of any Warrants issued by it, but shall pay for any such fraction of a share an amount in cash equal to the value of such fractional share determined by the Company's board of directors in good faith.

            (d) The Company will pay all Taxes attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants issued by it; provided, that, each Warrant Holder shall use its reasonable efforts to avoid any such Tax on the issuance of Warrant Shares; and provided, further that, the Company shall not be required to pay any income Tax or any other Tax which may be payable in respect of any transfer involved in the issue of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of such a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such Tax or shall have established to the satisfaction of the Company that such Tax has been paid.

      SECTION 4.2. Adjustment of Number of Warrant Shares Purchasable. The number of Warrant Shares purchasable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 4.2.

      (a) In the event that the Company shall at any time after the date of this Agreement declare a dividend on the Common Stock in shares of its capital stock (whether shares of such Common Stock or of capital stock of any other class of the Company), split or subdivide the outstanding Common Stock, or combine the outstanding Common Stock into a smaller number of shares, the number of Warrant Shares purchasable upon an exercise of each Warrant after the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall be adjusted to equal the number of shares of Common Stock which a Holder having the same number of shares of Common Stock as the number of Warrant Shares into which each Warrant is exercisable immediately prior to such record date or effective date, as the case may be, would own or be entitled to receive after such record date or effective date.

      (b) In the event that the Company shall at any time after the date of this Agreement issue any shares of Common Stock without consideration or at a price per share less than $1.00, or issue options, rights or warrants to subscribe for or purchase such Common Stock (or securities convertible into such Common Stock) without consideration or at a price per share (or having a conversion price per share, if a security convertible into such Common Stock) less than $1.00, the number of Warrant Shares purchasable upon an exercise of each Warrant after the date of such issuance shall be adjusted to equal the product obtained by multiplying the number of Warrant Shares into which each Warrant is exercisable immediately prior to the date of such issuance by a fraction, the numerator shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such issuance plus the number of shares of such Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be issued or to be offered for subscription or purchase (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at $1.00 per share. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by an investment banker reasonably acceptable to the Warrant Holder (the cost of the engagement of said investment banking firm to be borne by the Company). Shares of such Common Stock owned by or held for the account of the Company or any Subsidiary thereof shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever the date of such issuance is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed); and, in the event that such shares or options, rights or warrants are not so issued, the number of Warrant Shares into which each Warrant is exercisable shall again be adjusted to be such number of Warrant Shares into which each Warrant is exercisable if the date of such issuance had not been fixed.

      (c) In case the Company shall make a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of shares of it stock, evidences of its indebtedness, assets, or rights, options or warrants (other than those referred to in subsection (b) of this Section 4.2) to subscribe for or purchase such shares, evidences of indebtedness, or assets, the number of Warrant Shares into which each Warrant is exercisable after such date of distribution shall be adjusted to equal the product obtained by multiplying the number of Warrant Shares purchasable upon an exercise of each Warrant immediately prior to such date by a fraction, the numerator of which shall be the Per Share Stock Price for the trading day immediately preceding the day of distribution ("Pre-Distribution Price"), and the denominator of which shall be the Pre-Distribution Price less the fair market value of the distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock. Such adjustment shall be made successively whenever a date for such distribution is fixed (which date of distribution shall be the record date for such issuance if a record date therefor is fixed); and, if such distribution is not so made, the number of Warrant Shares into which each Warrant is exercisable shall again be adjusted to be such number of Warrant Shares which would then be in effect if the date of such distribution had not been fixed.

      (d) No adjustment in the number of Warrant Shares purchasable upon an exercise of each Warrant shall be required unless such adjustment would require an increase or decrease of at least one-tenth of one percent (.1%) in such number of Warrant Shares; provided that any adjustments which by reason of this
Section 4.2(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
4.2 shall be made to the nearest hundredth of one percent.

      (e) The Warrant Exercise Price in effect immediately prior to any adjustment of the number of Warrant Shares into which each Warrant is exercisable shall be simultaneously adjusted (but not below the par value of the Common Stock) by multiplying the Warrant Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares into which each Warrant is exercisable immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares into which each Warrant is exercisable immediately after such adjustment.

      (f) In the event of any capital reorganization of the Company, or of any reclassification of any Common Stock for which any Warrant is exercisable (other than a subdivision or combination of outstanding shares of such Common Stock), or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other Person, each Warrant shall after such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or assets to which a holder of the number of Warrant Shares purchasable (at the time of such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 4 with respect to the rights thereafter of such Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of such Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Warrant Holder the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such Warrant Holder may be entitled pursuant to this Section 4.2(f).

      (g) If any question shall at any time arise with respect to the adjusted number of Warrant Shares, such question shall be determined by the independent firm of certified public accountants of recognized national standing selected by the Warrant Holder.

      (h) Notwithstanding anything in this Section 4.2 to the contrary, the Company shall not be permitted to take any action described in this Section 4.2 (such as, but not by way of limitation, any dividend, consolidation merger or reorganization) if such action is prohibited under any other provision of this Agreement.

      (i) Notwithstanding that the number of Warrant Shares purchasable upon the exercise of each Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of Warrant Shares upon exercise of each Warrant or to distribute certificates that evidence fractional shares, but instead shall pay to the holder of each Warrant the cash value of any such fractional Warrant Shares.

      SECTION 4.3 Notices to Warrant Holders. Upon any adjustment of the number of Warrant Shares issuable upon an exercise of the Warrants or any adjustment of the Warrant Exercise Price pursuant to Section 4.3, the Company shall promptly, but in any event within thirty (30) days thereafter, cause to be given to each Warrant Holder, at its address appearing on the Warrant Register, by first class mail, postage prepaid, a certificate signed by the Company's Financial Officer setting forth the number of Warrant Shares issuable upon the exercise of each Warrant as so adjusted and the Warrant Exercise Price as so adjusted, and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as part of the notice required to be mailed under the other provisions of this Section 4.3.

      In the event:

      (a) that the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

      (b) that the Company shall issue any shares of Common Stock without consideration or at a price per share less than $1.00, or issue options, rights, or warrants to subscribe for or purchase such Common Stock (or securities convertible into such Common Stock) without consideration or at a price per share (or having a conversion price per share, if a security convertible into such Common Stock) less than $1.00; or

      (c) that the Company shall authorize the distribution to all holders of its Common Stock of shares of its stock, evidences of its indebtedness, assets, or rights, options, or warrants to subscribe for or purchase such shares, evidences of indebtedness or assets; or

      (d) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

      (d) of the voluntary dissolution, liquidation or winding up of the Company; or

      (e) that the Company proposes to take any other action which would require an adjustment of the Warrant Exercise Price of the Warrants issued by it pursuant to Section 4.2;

      then the Company shall cause to be given to each Warrant Holder at such Warrant Holder's address appearing on the Warrant Register, at least twenty (20) days prior to the applicable date hereinafter specified, by first class mail, postage prepaid, a written notice stating the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.

      SECTION 4.4. Reservation and Issuance of Warrant Shares. The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of shares of Common Stock deliverable upon exercise of all outstanding Warrants. The Company covenants that all Warrant Shares issued by it will, upon issuance in accordance with the terms of this Agreement, be fully paid and nonassessable and free from all Taxes with respect to the issuance thereof and free from all Liens other than Liens arising by, through or under the Warrant Holder to whom such Warrant Shares were issued.

                                    ARTICLE V

                             TRANSFER OF SECURITIES

      Section 5.1. Restrictions on Transfer. 3TEC understands and agrees that the Securities have not been registered under the Securities Act or any state securities Laws, and that accordingly, they will not be fully transferable except as permitted under various exemptions contained in the Securities Act and applicable state securities Laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act and applicable state securities Laws. 3TEC acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time (subject, however, to the payment terms of the Note, and the Company's obligations pursuant to the Registration Rights Agreement) since they have not been registered under the Securities Act and applicable state securities Laws and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. Absent an effective registration statement under the Securities Act and applicable state securities Laws covering the disposition of the Securities, 3TEC will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Securities absent a valid exemption from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities Laws. The Company agrees that it will effect the transfer of the Securities on its books and records upon receipt of an opinion of counsel stating that 3TEC's proposed sale or transfer of the Securities is exempt from the registration and qualification requirements of the Securities Act and in compliance with the Shareholders' Agreement and Agreement of Shareholders.

      SECTION 5.2. Registration, Transfer and Exchange of Warrants. (a) The Company shall maintain at the offices of the Company as set forth on the signature pages of this Agreement, the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date, the Company shall register the outstanding Warrants and Warrant Certificates issued to 3TEC. The Company may deem and treat the registered Warrant Holders as the absolute owners of the Warrants registered to such Holders and (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any Person) for the purpose of any exercise thereof or any distribution to the Warrant Holders, and for all other purposes.

            (b) Upon satisfaction of each condition set forth in Section 5.1 hereof, the Company shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificate(s) evidencing such Warrants to the Company at the offices of the Company as set forth on the signature pages of this Agreement, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered Warrant Holder or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificate(s) evidencing such transferred Warrants shall be issued to the transferee(s) and the surrendered Warrant Certificate(s) shall be canceled. If less than all the Warrants evidenced by a Warrant Certificate(s) surrendered for transfer are to be transferred, a new Warrant Certificate(s) shall be issued to the Warrant Holder surrendering such Warrant Certificate(s) evidencing such remaining number of Warrants.

            (c) Warrant Certificates may be exchanged at the option of the Warrant Holder(s) thereof, when surrendered to the Company at the offices of the Company as set forth on the signature pages of this Agreement, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

            (d) No charge shall be made for any such transfer or exchange except for any Tax or other governmental charge imposed in connection therewith.

      SECTION 5.3. Mutilated or Missing Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, Tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate.

      SECTION 5.4. Registration, Transfer and Exchange of Notes. (a) The Company shall maintain at the offices of the Company as set forth on the signature pages of this Agreement, the Note Register for registration of the Notes and transfers thereof. On the Closing Date, the Company shall register the outstanding Notes issued to 3TEC. The Company may deem and treat the registered Noteholder as the absolute owner of the Note registered to such Holder and (notwithstanding any notation of ownership or other writing on the Note made by any Person) for the purpose of any exercise thereof or any distribution to the Noteholder, and for all other purposes.

            (b) Upon satisfaction of each condition set forth in Section 5.1 hereof, the Company shall register the transfer of any outstanding Note in the Note Register upon surrender of such Note to the Company at the offices of the Company as set forth on the signature pages of this Agreement, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered Noteholder or by the duly appointed legal representative thereof. Upon any such registration of transfer, a new Note evidencing such transferred Note shall be issued to the transferee and the surrendered Note shall be canceled. If less than all of the principal amount of a Note surrendered for transfer is to be transferred, a new Note shall be issued to the Noteholder surrendering such Note evidencing such remaining principal balance.

            (c) The Notes may be exchanged at the option of the Noteholders thereof, when surrendered to the Company at the offices of the Company as set forth on the signature pages of this Agreement, for another Note or other Notes of like tenor and representing in the aggregate a like number of Notes. Notes surrendered for exchange shall be canceled.

            (d) No charge shall be made for any such transfer or exchange except for any Tax or other governmental charge imposed in connection therewith.

      SECTION 5.5. Mutilated or Missing Notes. If any Note shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of and substitution for the Note lost, stolen or destroyed, a new Note of like tenor and representing the same outstanding principal, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Note and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, Tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Note.

                                   ARTICLE VI

                                   CONDITIONS

      SECTION 6.1. Conditions Precedent to 3TEC's Obligations at Closing. The obligations of 3TEC to purchase the Securities pursuant to Section 2.1 are subject to the satisfaction of each of the conditions precedent set forth in this Section 6.1 on or before 10:00 a.m. (Dallas, Texas time) on the Closing Date. In the event all of the conditions precedent set forth in this Section 6.1 are not satisfied by such time, 3TEC may, at its option, terminate this Agreement and the other Transaction Documents and all obligations of 3TEC hereunder and thereunder.

      (a) Closing Deliveries. The Company shall have delivered to 3TEC, in form and substance satisfactory to 3TEC each of the following:

            (i) the Note to be purchased by 3TEC pursuant to Section 2.1 duly executed and delivered by the Company and payable to 3TEC;

            (ii) certificates issued to 3TEC evidencing the Common Stock Shares to be purchased by 3TEC pursuant to Section 2.1;

            (iii) Warrant Certificates issued to 3TEC by the Company evidencing the Warrants to be purchased by 3TEC pursuant to Section 2.1;

            (iv) the Shareholders Agreement duly executed and delivered by the Company, 3TEC and Major Stockholders;

            (v) the Registration Rights Agreement duly executed and delivered by the Company and 3TEC;

            (vi) the Employment Agreement duly executed and delivered by the Company and Floyd C. Wilson;

            (vii) a favorable opinion of Thrasher, Whitley, Hampton & Morgan, counsel for the Company, in form and substance satisfactory to 3TEC and its counsel;

            (viii) all resolutions, certificates and documents 3TEC may request relating to (A) the organization, existence, good standing and foreign qualification of the Company and each of its Subsidiaries, (B) the corporate authority for the execution, delivery and enforceability of this Agreement and the consummation of the Closing Transactions, (C) the stock ownership of the Company and each of its Subsidiaries, (D) evidence of all resolutions and related documents necessary to increase the Company's outstanding capital, if necessary, and (E) such other matters relevant to the foregoing as 3TEC shall reasonably request, all of which shall be in form and substance satisfactory to 3TEC and its counsel;

            (ix) if applicable, the waiting period applicable to the transactions contemplated hereby under the HSR Act shall have expired or been terminated and all filings required to be made prior to the Closing Date, and all consents, approvals, permits and authorizations required to be obtained prior to the Closing Date from, any Governmental Authority in connection with execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been made or obtained.

            (x) evidence satisfactory to 3TEC that all Closing Transactions have been consummated;

            (xi) a Subordination Agreement among 3TEC, Compass Bank and Bank of Oklahoma in the form and substance reasonably acceptable to 3TEC;

            (xii) a certificate from an Authorized Officer of the Company certifying that (A) neither a Default nor an Event of Default has occurred, and (B) each and every representation and warranty of the Company in the Transaction Documents is true and correct in all material respects;

            (xiii) the holders of the requisite number of shares of outstanding capital stock of the Company shall have duly and validly approved all items necessary to effect the transactions contemplated by this Agreement and the other Transaction Documents, the Closing Transactions and all other transactions contemplated hereby or thereby;

            (xiv) the Common Stock Shares, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Notes shall have been approved for listing on the Nasdaq Small Cap Market, subject to official notice of issuance;

            (xix) resignations in form acceptable to 3TEC of each of the directors of the Company who are not designated by the Major Shareholders pursuant to the provisions of the Shareholders Agreement;

            (xx) evidence of cancellation of the Company's Employee Net Profits Interest Incentive Compensation Plan ("NPI Plan") and termination of the Company's SEP/IRA Plan established in 1993;and

            (xxi) such other documents, instruments and agreements as 3TEC shall reasonably request in light of the transactions contemplated hereunder.

The documents, certificates and opinions referred to in this Section 6.1(a) shall be delivered to 3TEC no later than the Closing Date and shall, except as expressly provided otherwise, be dated the Closing Date.

      (b) Legal Matters. All legal matters with respect to the Company and its Subsidiaries, the Transaction Documents and the Closing Transactions shall be acceptable to 3TEC.

      (c) Absence of Default. No Default or Event of Default shall have occurred which is continuing.

      (d) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in the other Transaction Documents shall be true and correct in all material respects on the Closing Date as if they were made on such date (in determining the truth and correctness of any representation or warranty no effect shall be given to any limitation contained in such representation or warranty as to Knowledge).

      (e) No Material Adverse Effect. No event has occurred or condition exists which has had or could be expected to have a Material Adverse Effect on the Company.

      (f) Payment of Expenses. The Company shall have paid, or will make arrangements to pay at Closing, in full all documented and reasonable out of pocket fees, expenses and disbursements incurred by 3TEC in connection with its investigation, negotiation and closing of the transactions contemplated hereby, including, without limitation, all fees and expenses of counsel to 3TEC, engineering (reserve evaluations) costs, the cash portion of the brokerage fee to Premier Capital Limited, accounting and land due diligence costs, to the extent incurred from May 1, 1999 through the Closing Date, in connection with the preparation and negotiation of the Transaction Documents and closing of the transactions contemplated hereby.

      (g) Waiver. 3TEC shall have been given evidence that the provisions, if any, listed on Schedule 6.1(g) have been waived by the Company's shareholders or board of directors, as the case may be.

      (h) Employee Participant's Consent. Evidence of each employee participant's consent to the termination and release of all rights related to the NPI Plan.

      (i) Due Diligence Review. Completion of Buyer's due diligence, the results of which are satisfactory to Buyer, including but not limited to, Buyer's review of all items listed on the Disclosure Schedule.

      SECTION 6.2. Conditions Precedent to the Company's Obligations at Closing. The obligations of the Company to sell the Securities pursuant to Section 2.1 are subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2 on or before 10:00 a.m. (Dallas, Texas time) on the Closing Date. In the event all of the conditions precedent set forth in this Section 6.2 are not satisfied by such time, the Company may, at its option, terminate this Agreement and the other Transaction Documents and all obligations of the Company hereunder and thereunder.

      (a) Closing Deliveries. 3TEC shall have delivered to the Company, in form and substance satisfactory to the Company each of the following:

            (i) the Purchase Price to be paid by 3TEC pursuant to Section 2.1;

            (ii) the Shareholders Agreement duly executed and delivered by the Company, 3TEC and Major Stockholders;

            (iii) the Registration Rights Agreement duly executed and delivered by the Company and 3TEC;

            (vi) the Employment Agreement duly executed and delivered by the Company and Floyd C. Wilson;

            (viii) all resolutions, certificates and documents the Company may request relating to (A) the organization, existence, good standing and foreign qualification of 3TEC, (B) the corporate authority for the execution, delivery and enforceability of this Agreement and the consummation of the Closing Transactions, and (C) such other matters relevant to the foregoing as the Company shall reasonably request, all of which shall be in form and substance satisfactory to the Company and its counsel;

            (iv) if applicable, the waiting period applicable to the transactions contemplated hereby under the HSR Act shall have expired or been terminated and all filings required to be made prior to the Closing Date, and all consents, approvals, permits and authorizations required to be obtained prior to the Closing Date from, any Governmental Authority in connection with execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been made or obtained;

            (v) evidence satisfactory to the Company that all Closing Transactions have been consummated;

            (vi) a certificate from an Authorized Officer of 3TEC certifying that (A) each and every representation and warranty of the Company in the Transaction Documents is true and correct in all material respects;

            (vii) a favorable opinion of Hinkle Elkouri Law Firm, L.L.C., counsel for 3TEC, in form and substance satisfactory to the Company and its counsel;

            (viii) payment of $274,625 to current employees of the Company as set forth on the schedule previously provided by the Company to 3TEC as payment in full of each employee's rights under the NPI Plan;

            (ix) such other documents, instruments and agreements as the Company shall reasonably request.

            The documents and certificates referred to in this Section 6.2(a) shall be delivered to the Company no later than the Closing Date and shall, except as expressly provided otherwise, be dated the Closing Date.

            (b) Representations and Warranties. The representations and warranties of 3TEC contained in this Agreement and in the other Transaction Documents shall be true and correct in all material respects on the Closing Date as if they were made on such date.

            (c) Due Diligence Review. To the extent a portion of the Purchase Price is to be paid the form of 3TEC Properties, satisfactory completion of the Company's due diligence review of the 3TEC Properties.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

            In order to induce 3TEC to purchase the Securities to be purchased by it hereunder, the Company hereby represents and warrants to 3TEC that each of the following statements (a) is true and correct on the date hereof, and (b) will be true and correct after giving effect to the Closing Transactions.

            SECTION 7.1. Corporate Existence and Power. Each of the Company and each of its Subsidiaries (a) is a corporation, duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation set forth on Schedule 7.1 of the Disclosure Schedule, (b) has all corporate power and authority necessary to carry on its business as now conducted and as proposed to be conducted, and (c) is duly qualified as a foreign corporation in each jurisdiction set forth on
      Schedule 7.1 on the Disclosure Schedule which constitutes all jurisdictions where a failure to be so qualified could have a Material Adverse Effect on the Company or such Subsidiary.

            SECTION 7.2. Corporate and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement and the other Transaction Documents by each of the Company and each of its Subsidiaries (to the extent each is a party to this Agreement or the other Transaction Documents) are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority (other than filings with any applicable securities regulatory authorities to perfect exemptions from the registration or qualification requirements of applicable securities Laws and which will be made immediately following the Closing Date), and, except for matters which have been waived in writing by the appropriate Person, do not contravene, or constitute a default under, any provision of applicable Law or of the Charter Documents or of any material judgment, injunction, order, decree or Material Agreement binding upon the Company or any of its Subsidiaries or its respective assets, or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

            SECTION 7.3. Binding Effect. This Agreement constitutes the valid and binding agreement of the Company; each other Transaction Document when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligation of the Company and each of its Subsidiaries which is a party thereto, in each case enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

            SECTION 7.4. Capitalization. Schedule 7.4 of the Disclosure Schedule accurately and completely sets forth for each of the Company and its Subsidiaries (a) its authorized, issued and outstanding capital stock of every class, and (b) the names of the record, and to the Company's knowledge, beneficial owner, of its capital stock of every class, including the number and class of shares held by each such shareholder. Except as set forth Schedule 7.4 of the Disclosure Schedule and except for the Warrants and registration rights provided in the Registration Rights Agreement, (x) there are not outstanding any options, warrants or other rights to acquire capital stock of any class of the Company or any of its Subsidiaries or securities convertible into capital stock of the Company or any of its Subsidiaries of any class, (y) no Person has any preemptive or similar rights with respect to any subsequent issue of stock by the Company or any of its Subsidiaries, and (z) no Person has any right to require the Company or any of its Subsidiaries to register any securities of the Company or any of its Subsidiaries under the Securities Act.

            SECTION 7.5. Issuance of Securities. The Securities to be issued on the Closing Date, when issued upon payment of the applicable Purchase Price in accordance with Section 2.1, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all Liens, claims and encumbrances including pre-emptive rights. The Warrant Shares, when issued upon an exercise of the Warrants, and the Conversion Shares, when issued upon a conversion of the amount of principal and unpaid interest on the Notes, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all Liens, claims and encumbrances, including, without limitation, all preemptive rights.

            SECTION 7.6. Financial Statements. The Company Financial Statements were prepared in accordance with the applicable published rules and regulations of the Commission with respect thereto and in accordance with GAAP applied on a consistent basis during the periods involved

      (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the Commission) and fairly present in all material respects, in accordance with applicable requirements of GAAP (in the case of unaudited statements, subject to normal, recurring adjustments), the consolidated financial position of the Company and its Subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of the Company and its Subsidiaries for the periods presented therein. The are no material liabilities of the Company or any Subsidiary (contingent or otherwise), other than as disclosed in the Company's Financial Statements. There are no material imbalances of production from the oil and gas properties of the Company or its Subsidiaries whether required to be disclosed pursuant to GAAP or otherwise. Since December 31, 1998, no event has occurred or condition exists which has had or could be expected to have a Material Adverse Effect.

            SECTION 7.7. Material Agreements. Schedule 7.7 of the Disclosure Schedule contains a complete and accurate description of every Material Agreement to which the Company or any of its Subsidiaries is a party (other than the Transaction Documents) or by which the Company or any of its Subsidiaries or any of their respective assets are bound (including all amendments and modifications thereto). The Company has made available to 3TEC or provided 3TEC with a true and correct copy of all such Material Agreements, including all amendments and modifications thereof. No rights or obligations of any party to any of such Material Agreements has been waived, and no party to any of such Material Agreements is in default of its obligations thereunder. Each of such Material Agreements is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and effect.

            SECTION 7.8. Compass Debt Documents. The Company has provided to or made available to 3TEC with a true and correct copy of all of the Compass Senior Debt Documents including all amendments and modifications thereto. No rights or obligations of any party to any of such Compass Senior Debt Documents have been waived, and no party to any of such Compass Senior Debt Documents is in default of its obligations thereunder. Each of such Compass Senior Debt Documents is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and affect.

            SECTION 7.9. Investments. Except as set forth on Schedule 7.9 of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has any outstanding Investments.

            SECTION 7.10. Outstanding Debt. Schedule 7.10 of the Disclosure Schedule contains a complete and accurate description of all Debt of the Company and each of its Subsidiaries outstanding on the date hereof. Neither the Company nor any of its Subsidiaries is in default in payment of any Debt with respect to which it is an obligor or in default of any covenant, agreement, representation, warranty or other term of any document, instrument or agreement evidencing, securing or otherwise pertaining to any such Debt.

            SECTION 7.11. Transactions with Affiliates. Schedule 7.11 of the Disclosure Schedule contains a complete and accurate description of all contracts, agreements and other arrangements (whether written, oral, express or implied) between the Company or any of its Subsidiaries and any Affiliate of the Company and its Subsidiaries in existence on the date hereof, including, without limitation, a complete and accurate description of all Investments of any of the Company or any of its Subsidiaries in any Affiliate of the Company or any of its Subsidiaries.

            SECTION 7.12. Employment Matters. Schedule 7.12 of the Disclosure Schedule contains a complete and accurate list of all employees of the Company and each of its Subsidiaries. Such schedule also sets forth for the current fiscal year the annual salary (including projected bonuses and other cash compensation) of all such employees and all benefits (other than health insurance benefits and other similar benefits which are both customary in the industry in which the Company or any of its Subsidiaries is engaged and provided to all full time employees of the Company or any of its Subsidiaries generally) provided to such employees. Schedule 7.12 of the Disclosure Schedule also contains a complete and accurate description of all employment contracts, consulting agreements, management agreements, non-compete and similar agreements to which the Company or any of its Subsidiaries is a party on the date hereof.

            SECTION 7.13. Litigation. Except as set forth on Schedule 7.13 of the Disclosure Schedule, there is no action, suit or proceeding pending against, or to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any Governmental Authority.

            SECTION 7.14. ERISA. Neither the Company nor any of its Subsidiaries nor any ERISA Affiliate maintains or contributes to any Pension Plan other than those disclosed on Schedule 7.14 of the Disclosure Schedule. Each such Pension Plan is in compliance in all material respects with its terms and the applicable provisions of ERISA and the IRC. Except as required by law, none of the Company or any of its Subsidiaries nor any ERISA Affiliate has any commitment to create any additional Pension Plans. Except as set forth on Schedule 7.14, neither the Company nor any of its Subsidiaries nor any ERISA Affiliate has ever sponsored, adopted, maintained or been obligated to contribute to, or had any liability under, any Pension Plan. There is no material violation of ERISA with respect to the filing of applicable reports, documents and notices regarding the Pension Plans with the Secretary of the Treasury or the furnishing of such documents to the participants and beneficiaries of the Pension Plans, and, to the best of the Company's knowledge, with respect to each Pension Plan all other reports required under ERISA or the IRC to be filed with any Governmental Authority have been duly filed and all such reports are true and correct in all material respects as of the dates given. Each Pension Plan that is intended to be "qualified" within the meaning of section 401(a) of the IRC is, and has been during the period from its adoption to date, so qualified, both as to form and, to the best of the Company's knowledge, has been qualified, and all necessary governmental approvals, including a favorable determination as to the qualification under the IRC of each of such Pension Plans and each amendment thereto, have been timely obtained or application for a favorable determination will be filed prior to the applicable filing deadlines. Except as disclosed on Schedule 7.14 of the Disclosure Schedule, each trust created under any such Pension Plan intended to be qualified within the meaning of section 401(a) of the IRC and each trust described in section 501(c)(9) of the IRC is exempt from federal income taxation under section 501(a) of the IRC and has been so exempt during the period from creation to date. The Company has no pending or, to the best of the Company's knowledge, threatened claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and the Company has no knowledge of any threatened litigation or claims against, the assets of any Pension Plan or its related trust or against any fiduciary of a Pension Plan with respect to the operation of such Pension Plan. Neither the Company nor any of its Subsidiaries has received notice of any pending investigations, inquires or audits with respect to any Pension Plan by any regulatory agency. Neither the Company nor any of its Subsidiaries has engaged in any prohibited transactions, within the meaning of section 406 of

      ERISA or section 4975 of the IRC, in connection with any Pension Plan. Neither the Company nor any of its Subsidiaries maintains or has established any Pension Plan which is a welfare benefit plan within the meaning of section 3(1) of ERISA which provides for retiree medical liabilities or continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations thereunder, and at the expense of the participant or the beneficiary of the participant. The Company and each of its Subsidiaries that maintains a Pension Plan that is a welfare benefit plan within the meaning of section 3(1) of ERISA has complied with any applicable notice and continuation requirements of COBRA and the regulations thereunder. To the best of the Company's knowledge, none of the Company or any of its Subsidiaries maintains, has established, or has ever participated in, a multiple employer welfare benefit arrangement within the meaning of section 3(40)(A) of ERISA.

            SECTION 7.15. Taxes and Filing of Tax Returns. The Company and each of its Subsidiaries has filed all Tax returns required to have been filed by it or has legally extended such returns and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by the Company or any of its Subsidiaries. The Company does not know of any proposed Tax assessment against the Company or any of its Subsidiaries and all Tax liabilities of the Company and each of its Subsidiaries are adequately provided for and no Tax liability of the Company or any of its Subsidiaries has been asserted by the Internal Revenue Service or any other Governmental Authority for Taxes in excess of those already paid.

            SECTION 7.16. Title to Assets. The Company and its Subsidiaries have Defensible Title to all Oil and Gas Interests of the Company and its Subsidiaries included or reflected in the Ownership Interests and all of their other assets, subject only to Permitted Encumbrances. Each Oil and Gas Interest included or reflected in the Ownership Interest entitles the Company and its Subsidiaries to receive not less than the undivided interest set forth in (or derived from) the Ownership Interests of all Hydrocarbons produced, saved and sold from or attributable to such Oil and Gas Interest, and the portion of such costs and expenses of operation and development of such Oil and Gas Interest that is borne or to be borne by the Company and its Subsidiaries is not greater than the undivided interest set forth in (or derived from) the Ownership Interests. All proceeds from the sale of each of the Company's and the Subsidiaries' shares of the Hydrocarbons being produced from its Oil and Gas Interests are currently being paid in full to such party by the purchasers thereof on a timely basis and none of such proceeds are currently being held in suspense by such purchaser or any other party, except as set forth on
      Schedule 7.16 of the Disclosure Schedule.

            SECTION 7.17. Licenses, Permits, Etc. The Company and each of its Subsidiaries possess all franchises, certificates, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities as are necessary to carry on their respective businesses as now being conducted and as proposed to be conducted, except to the extent a failure to have such franchises, certificates, licenses, permits, consents, authorizations, exemptions and orders could not have a Material Adverse Effect.

            SECTION 7.18. Proprietary Rights. The Company and each of its Subsidiaries has ownership of, or valid licenses to use, all trademarks, copyrights, patents and other proprietary rights used in their respective businesses. To the best of the Company's knowledge, the operation of the businesses of the Company and its Subsidiaries does not infringe any patent, copyright, trademark or other proprietary rights of others, and, neither the Company nor any of its Subsidiaries has received any notice from any third party of any such alleged infringement by the Company or any of its Subsidiaries. The Company and each of its Subsidiaries has taken reasonable steps to establish and preserve its respective ownership of all patents, copyrights, trademarks, trade secrets and other proprietary rights. The Company is not aware of any infringement by others of its or any its Subsidiaries' patents, copyrights, trademarks or other proprietary rights.

            SECTION 7.19. Compliance with Law. To the Knowledge of the Company, the business and operations of the Company and each of its Subsidiaries have been and are being conducted in accordance with all applicable Laws.

            SECTION 7.20. Environmental Matters.

            (a) Except as set forth on Schedule 7.20 of the Disclosure Schedule,
      (i) the reserves reflected in the Company's Financial Statements relating to environmental matters were adequate under GAAP as of the date of such financial statements, and neither the Company nor its Subsidiaries has incurred any material liability in respect of any environmental matter since the that date, and (ii) the SEC Documents include all information relating to environmental matters required to be included therein under the rules and regulations of the Commission applicable thereto.

            (b) Except as set forth in Schedule 7.20 of the Disclosure Schedule:

                  (i) Each of the Company and its Subsidiaries has conducted its business and operated its assets, and is conducting its business and operating its assets, in material compliance with all Environmental Laws.

                  (ii) Neither the Company nor any of its Subsidiaries has been notified by any Governmental Authority that any of the operations or assets of the Company or its Subsidiaries is the subject of any investigation or inquiry by any Governmental Authority evaluating whether any material remedial action is needed to respond to a release of Hazardous Substance or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Substance.

                  (iii) Neither the Company nor any of its Subsidiaries and no
            other Person has filed any notice under any federal, state or local law indicating that (i) the Company or its Subsidiaries is responsible for the improper release into the environment, or the improper storage or disposal of any Hazardous Substance, or (ii) any Hazardous Substance is improperly stored or disposed of upon any property of the Company or its Subsidiaries.

                  (iv) Neither the Company nor any of its Subsidiaries has any
            Substance contingent liability in connection with (i) release into the environment at or on the property now or previously owned or leased by the Company or its Subsidiaries, or (ii) the storage or disposal of any Hazardous Substance.

                  (v) Neither the Company nor any of its Subsidiaries has
            received any claim, complaint, notice, inquiry or request for information which remains unresolved as of the date hereof with respect to any alleged violation of any Environmental Laws or regarding potential liability under any Environmental Laws relating to operations or conditions of any facilities or property owned, leased or operated by the Company or its Subsidiaries.

                  (vi) There are no sites, locations or operations at which the
            Company or its Subsidiaries are currently undertaking, or have completed, any remedial or response action relating to any such disposal or release, as required by Environmental Laws.

                  (vii) There are no physical or environmental conditions
            existing on any property owned or leased by the Company or any Subsidiary resulting from the Company's or any Subsidiary's operations or activities, past or present, at any location, that would give rise to any on-site or off-site remedial obligations under any applicable Environmental Laws, other than normal and ordinary remedial work associated with plugging and abandoning of oil and gas facilities.

      SECTION 7.21. Intentionally Left Blank.

      SECTION 7.22. Fiscal Year. The Company's fiscal year is from January 1 to December 31.

      SECTION 7.23. No Default. Neither a Default nor an Event of Default has occurred.

      SECTION 7.24. Insurance. Schedule 7.24 of the Disclosure Schedule contains a complete and accurate list and description of all insurance policies maintained by the Company as of the date hereof.

      SECTION 7.25. Government Regulation. Neither the Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding the Company Act of 1935, the Interstate Commerce Act (as either of the preceding acts have been amended), or any other Law which regulates the incurring by the Company or any of its Subsidiaries of Debt, including, but not limited to, Laws relating to common contract carriers of the sale of electricity, gas, steam, water or other public utility services.

      SECTION 7.26. Securities Laws. Assuming 3TEC's representations made herein are true and correct, the offer, issuance and sale of the Securities (a) are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, (b) have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities Laws, and (c) are and will be accomplished in conformity with all other federal and applicable state securities Laws.

      SECTION 7.27. Brokers and Finders. Schedule 7.27 of the Disclosure Schedule sets forth all arrangements (including amounts payable by the Company or any of its Subsidiaries in connection therewith) pursuant to which any Person has, or as a result of the Closing Transactions will have, any right or valid claim against the Company or any of its Subsidiaries for any commission, fee or other compensation as an investment banker, finder or broker, or in any similar capacity. No Person engaged by the Company has or will have any right or valid claim against 3TEC for any such commission, fee or other compensation. The Company will indemnify and hold 3TEC harmless against any liability or expense arising out of, or in connection with, any such right or claim (including, without limitation, claims arising out of the matters disclosed on Schedule7.27 of the Disclosure Schedule).

      SECTION 7.28. SEC Documents. The Company is current in its obligations to file all periodic reports and proxy statements with the Commission required to be filed under the Exchange Act. 3TEC has had available to it a true and correct complete copy of each report, schedule, Registration Statement and definitive proxy statement filed by the Company with the Commission since October 4, 1993, and prior to the date of this Agreement (the "SEC Documents"), which are all the documents (other than preliminary material) that the Company was required to file with the Commission since such date. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act as the case may be, and the rules and regulations of the Commission thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      SECTION 7.29. Oil and Gas Operations. Except as set forth on Schedule 7.29 of the Disclosure Schedule:

      (a) All wells included in the Oil and Gas Interests of the Company or its Subsidiaries (the "Wells") have been drilled and (if completed) completed, operated and produced in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases and applicable laws, rules, regulations. The Wells have been drilled and completed within the limits permitted by contract, pooling or unit agreement, and by law; and all drilling and completion of the Wells and all development and operations have been conducted in compliance with all applicable laws, ordinances, rules, regulations and permits, and judgments, orders and decrees of any court or governmental body or agency. No Well is subject to penalties on allowables because of any overproduction or any other violation of applicable laws, rules, regulations or permits or judgments, orders or decrees of any court or governmental body or agency that would prevent such Well from being entitled to its full legal and regular allowable from and after the Closing Date as prescribed by any court or governmental body or agency.

      (b) There are no Wells that

                  (i) the Company is currently obligated by law or contract to plug and abandon;

                  (ii) the Company will be obligated by law or contract to plug and abandon with the lapse of time or notice or both because the Well is not currently capable of producing in commercial quantities;

                  (iii) are subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the applicable lease; or

                  (iv) to the best knowledge of the Company, have been plugged and abandoned but have not been plugged in accordance with all applicable requirements of each regulatory authority having jurisdiction over the Oil and Gas Interests.

      (c) With respect to the oil, gas and other mineral leases, unit agreements, pooling agreements, communitization agreements and other documents creating interests comprising the Oil and Gas Interests: (a) the Company has fulfilled all requirements in all material respects for filings, certificates, disclosures of parties in interest, and other similar matters contained in (or otherwise applicable thereto by law, rule or regulation) such leases or other documents and are fully qualified to own and hold all such leases or other interests; (b) there are no provisions applicable to such leases or other documents which increase the royalty share of the lessor thereunder, and (c) upon the establishment and maintenance of production in commercial quantities, the leases and other interest are to be in full force and effect over the economic life of the property involved and do not have terms fixed by a certain number of years.

      (d) Proceeds from the sale of Hydrocarbons produced from the Company's and its Subsidiaries' Oil and Gas Interests are being received by the Company and its Subsidiaries in a timely manner and are not being held in suspense for any reason (except for amounts, individually or in the aggregate, not in excess of $100,000 and held in suspense in the ordinary course of business).

      (e) Seller is not obligated, by virtue of a prepayment arrangement, a "take or pay" arrangement, a production payment or any other arrangement to deliver Hydrocarbons produced from the Oil and Gas Interests at some future time without then or thereafter receiving full payment therefor.

      SECTION 7.30. Financial and Commodity Hedging. Schedule7.30 of the Disclosure Schedule accurately summarizes the outstanding Hydrocarbon and financial hedging positions of the Company and its Subsidiaries (including fixed price controls, collars, swaps, caps, hedges and puts) as of the date reflected on said Schedule. From the date of this Agreement to the date of Closing, the Company and its Subsidiaries will not enter into any new hedging positions without 3TEC's prior written consent.

      SECTION 7.31. Books and Records. All books, records and files of the Company and its Subsidiaries (including those pertaining to the Company's or its Subsidiaries' Oil and Gas Interests, wells and other assets, those pertaining to the production, gathering, transportation and sale of Hydrocarbons, and corporate, accounting, financial and employee records) (a) have been prepared, assembled and maintained in accordance with usual and customary policies and procedures and (b) fairly and accurately reflect the ownership, use, enjoyment and operation by the Company and its Subsidiaries of their respective assets.

      SECTION 7.32. Reserve Report. To the knowledge of the Company, the estimates of proved reserves of oil and natural gas prepared by Lee Keeling & Associates, Inc. and H. J. Gruy and Associates, Inc. (together, the "Reserve Engineer") as of December 31, 1998 (the "Reserve Report"): (i) are reasonable; and (ii) were prepared in accordance with generally accepted petroleum engineering and evaluation principles as set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers. The engineering information and production data used in the preparation of the Reserve Report, which information and data have been available to 3TEC, are the information and data which are used by the Company in good faith in the ordinary course of business. The factual information underlying the estimates of the reserves of the Company and the Subsidiaries, which was supplied by the Company to the Reserve Engineers for the purpose of preparing the Reserve Report, including, without limitation, production, volumes, sales prices for production, contractual pricing provisions under oil or gas sales or marketing contracts under hedging arrangements, costs of operations and development, and working interest and net revenue information relating to the Company's and the Subsidiaries' ownership interests in properties, was true and correct in all material respects on the date of such Reserve Report; the estimates of future capital expenditures and other future exploration and development costs supplied to the Reserve Engineers were prepared in good faith and with a reasonable basis; the information provided to the Reserve Engineers for purposes of preparing the Reserve Report was prepared in accordance with customary industry practices; other than normal production of the reserves and intervening oil and gas price fluctuations, the Company is not as of the date hereof and as of the Closing Date will not be, aware of any facts or circumstances that would result in a materially adverse change in the reserves in the aggregate, or the aggregate present value of future net cash flows therefrom, as described in the Reserve Report.

      SECTION 7.33. Nature of Company Assets. The assets of the Company and of the Subsidiaries consist solely of (i) reserves of oil and gas, rights to reserves of oil and gas and associated exploration and production assets with a fair market value not exceeding $500 million and (ii) other assets with a fair market value not exceeding $15 million. For purposes of this Section 7.33, the term "associated exploration and production assets" shall have the meaning set forth in Section 802.3 of the Rules promulgated pursuant to HSR Act.

      SECTION 7.34. Full Disclosure. No information heretofore furnished by or on behalf of the Company or any of its Subsidiaries to 3TEC for the purposes of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby, contained, and no written information hereafter furnished by or on behalf of the Company or any of its Subsidiaries to 3TEC for purposes of this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby will contain, any untrue statement of a material fact or omit a material fact necessary to make the statements therein not misleading. There is no fact or circumstance known to the Company which may have a Material Adverse Effect on the Company or any of its Subsidiaries which has not been disclosed to 3TEC.

      SECTION 7.35. Year 2000 Compliance. The Company's disclosure in its Annual Report on Form 10-KSB for the year ended December 31, 1998 under the heading "Year 2000 Compliance" accurately states the Company's statement of readiness and contingency plans relative to the computer software which is material to the conduct of the business and operations of the Company and its Subsidiaries being capable of recording, storing, processing and presenting calendar dates falling on or after January 1, 2000 in substantially the same manner and with the same functionality as such software records, stores, processes and presents such calendar dated falling on or before December 31, 1999.

                                  ARTICLE VIII

                     REPRESENTATIONS AND WARRANTIES OF 3TEC

      In order to induce the Company to issue and sell the Securities to 3TEC hereunder, 3TEC hereby represents and warrants to the Company as follows:

      SECTION 8.1. Corporate Existence and Power. 3TEC (a) is a corporation, duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation, (b) has all corporate power and authority necessary to carry on its business as now conducted and as proposed to be conducted, and (c) is duly qualified as a foreign corporation in Texas.

      SECTION 8.2. Corporate and Governmental Authorization; Contravention. The execution, delivery and performance of this Agreement and the other Transaction Documents by 3TEC are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority (other than filings with any applicable securities regulatory authorities to perfect exemptions from the registration or qualification requirements of applicable securities Laws and which will be made immediately following the Closing Date), and, except for matters which have been waived in writing by the appropriate Person, do not contravene, or constitute a default under, any provision of applicable Law or of the Charter Documents or of any material judgment, injunction, order, decree or Material Agreement binding upon 3TEC or its assets, or result in the creation or imposition of any Lien on any asset of 3TEC.

      SECTION 8.3. Binding Effect. This Agreement constitutes the valid and binding agreement of 3TEC; each other Transaction Document when executed and delivered in accordance with this Agreement, will constitute the valid and binding obligation of 3TEC, in each case enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

      SECTION 8.4. Brokers and Finders. Except for the cash portion of the payment to Premier Capital Limited, no Person engaged by 3TEC has or will have any right or valid claim against the Company for any commission, fee or other compensation. 3TEC will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such right or claim.

      SECTION 8.5. Taxes and Filing of Tax Returns. 3TEC has filed all Tax returns required to have been filed by it or has legally extended such returns and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by 3TEC. 3TEC does not know of any proposed Tax assessment against 3TEC and all Tax liabilities of 3TEC are adequately provided for and no Tax liability of 3TEC has been asserted by the Internal Revenue Service or any other Governmental Authority for Taxes in excess of those already paid.

      SECTION 8.6 Title to 3TEC Properties. To the extent a portion of the Purchase Price is paid in the form of certain of the 3TEC Properties: (i) 3TEC has Defensible Title to such 3TEC Properties, subject only to Permitted Encumbrances; (ii) each of such 3TEC Properties entitles 3TEC to receive not less than the undivided interest set forth in (or derived from) such 3TEC Properties of all Hydrocarbons produced, saved and sold from or attributable to such 3TEC Properties, and the portion of such costs and expenses of operation and development of such properties that is borne or to be borne by 3TEC is not greater than the undivided interest set forth in (or derived from) such 3TEC Properties; and (iii) all proceeds from the sale of 3TEC's share of the Hydrocarbons being produced from such 3TEC Properties are currently being paid in full to such party by the purchasers thereof on a timely basis and none of such proceeds are currently being held in suspense by such purchaser or any other party, except as set forth on Schedule 8.6 of the disclosure summary previously supplied to the Company.

                                   ARTICLE IX

                                    COVENANTS

      SECTION 9.1. Maintenance of Insurance. The Company will, and will cause each of its Subsidiaries to, at all times maintain or cause to be maintained insurance issued by insurers of recognized responsibility covering such risks and in such amounts as are customary in the case of companies of established reputation engaged in the same or similar business and similarly situated.

      SECTION 9.2. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, pay when due (a) all Taxes imposed upon it or its respective assets and, with respect to its respective franchises, business, income or profits, pay such Taxes before any material penalty or interest accrues thereon, and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable; provided, however, no payment of Taxes or claims shall be required if (i) the amount, applicability or validity thereof is being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of each holder of Securities is the subject of any pending levy or execution, and (ii) the Company has notified each holder of Securities of such circumstances in reasonable detail.

      SECTION 9.3. Compliance with Laws and Documents. The Company will, and will cause each of its Subsidiaries to, comply with the provisions of (a) all Laws, (b) its Charter Documents, and (c) every Material Agreement to which the Company or any of its Subsidiaries is a party or by which the Company's or any of its Subsidiaries' properties are bound.

      SECTION 9.4. Operation of Properties and Equipment. The Company will, and will cause each of its Subsidiaries to, at all times, maintain, preserve and keep all operating equipment used or useful in the operation of their respective businesses in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such equipment shall at all times be properly preserved and maintained; provided, that, no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if the Company shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the Company's and its Subsidiaries' businesses.

      SECTION 9.5. Additional Documents. The Company will, and will cause each of its Subsidiaries to, cure promptly any defects in the creation and issuance of the Securities, and the execution and delivery of this Agreement and the other Transaction Documents, and, at the Company's sole expense, promptly and duly execute and deliver, and cause each of its Subsidiaries to promptly execute and deliver, to the holders of the Securities, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Company and each of its Subsidiaries in this Agreement and the other Transaction Documents, all as may be reasonably necessary or appropriate in connection therewith.

      SECTION 9.6. Maintenance of Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in which true and correct entries in conformity with GAAP shall be made on a timely basis of all dealings and transactions in relation to the Company's and its Subsidiaries' businesses and activities.

      SECTION 9.7. Environmental Matters.

      (a) The Company will, and will cause each of its Subsidiaries to, comply with all Environmental Law and Laws applicable to their respective properties and operations, including, without limitation, all Hazardous Substances transportation, storage, disposal, remediation and similar requirements of applicable Environmental Law and Laws.

      (b) Notwithstanding any other provision contained within this Agreement or the other Transaction Documents, the Company shall immediately orally notify each holder of Securities of any Hazardous Discharge or the receipt of any Environmental Complaint relating to any property or assets owned by the Company or any of its Subsidiaries or affecting any properties or assets owned or leased by other Persons and shall furnish each holder of Securities with written notice of such Hazardous Discharge or Environmental Complaint within five (5) days of the oral notification.

      SECTION 9.8 Access to Information. The Company will (and will cause each of its Subsidiaries to) afford 3TEC and its representatives (including without limitation directors, officers and employees of 3TEC and its Affiliates, and counsel, accountants and other professionals retained by 3TEC) such access, during normal business hours throughout the period to the Closing Date, to the Company's books, records (including without limitation Tax returns and non-restricted work papers of the Company's independent auditors), properties, personnel and to such other information as 3TEC may reasonably request and will permit 3TEC to make such inspections as 3TEC may reasonably request and will cause the officers of the Company and those of its Subsidiaries to furnish 3TEC with such financial and operating data and other information with respect to the business, properties and personnel of the Company and its Subsidiaries as 3TEC may from time to time reasonably request, provided, however, that no investigation pursuant to this section will affect or be deemed to modify any of the representations or warranties made by the Company in this Agreement. 3TEC will afford the Company and its representatives (including without limitation directors, officers and employees of the Company and its Affiliates, and counsel, accountants and other professionals retained by the Company) such access, during normal business hours throughout the period to the Closing Date, to 3TEC's books, records (including without limitation Tax returns and non-restricted workpapers of 3TEC's independent auditors), properties, personnel and to such other information as the Company may reasonably request and will permit the Company to make such inspections as the Company may reasonably request and will cause the officers of 3TEC to furnish the Company with such financial and operating data and other information with respect to the business, properties and personnel of 3TEC as the Company may from time to time reasonably request, provided, however, that no investigation pursuant to this section will affect or be deemed to modify any of the representations or warranties made by 3TEC in this Agreement.

      SECTION 9.9 Conduct of the Business of the Company. Except as contemplated by this Agreement or to the extent that 3TEC shall otherwise consent in writing, during the period from the date of this Agreement to the Closing, the Company will conduct its operations only in, and the Company will not take any action except in the ordinary course of business and the Company will use all reasonable efforts to preserve intact in all material respects its business organizations, assets, prospects and advantageous business relationships, to keep available the services of its officers and key employees and to maintain satisfactory relationships with its licensors, licensees, suppliers, contractors, distributors, customers and others having advantageous business relationships with it. Without limiting the generality of the foregoing, except as contemplated by this Agreement, the Company will not, without the prior written consent of 3TEC:

            (a) amend its Charter Documents;

            (b) split, combine or reclassify any shares of its capital stock, declare, pay or set aside for payment any dividend or other distribution in respect of its capital stock, or directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock or other securities;

            (c) authorize for issuance, issue, sell or deliver or agree or commit to issue, sell, or deliver (whether through the issuance or granting of any options, warrants, commitments, subscriptions, rights to purchase or otherwise) any of its capital stock or any securities convertible into or exercisable or exchangeable for shares of its capital stock, except the Company may, effective as of Closing, amend its Amended and Restated 1995 Stock Option and Stock Appreciation Rights Plan to provide that options granted to optionees prior to the date of this Agreement may be exercised for a one (1) year period from the following dates: (i) the date of termination of an optionee whose employment with the Company is terminated without cause by the Company during the six (6) month period commencing with Closing, (ii) the date of termination of an optionee's employment whose employment with Company is terminated by employee with "Good Reason" as defined in such employee's written employment agreement, or, (iii) from the date of resignation of a director of the Company who resigns at Closing; provided, that the form of any such amendment to such plan be approved in writing by 3TEC.

            (d) incur any material liability or obligation (absolute, accrued, contingent or otherwise) other than in the ordinary course of business or issue any debt securities or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or change any assumption underlying, or methods of calculating, any bad debt, contingency or other reserve;

            (e) enter into, adopt, or amend any employment agreement or Pension Plan, or grant, or become obligated to grant, any increase in the compensation payable or to become payable to any of its officers or directors or any general increase in the compensation payable or to become payable to its employees.

            (f) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or purchase of properties or assets of any Person;

            (g) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected or reserved against on the Company Financial Statements or subsequently incurred in the ordinary course of business, or disclosed pursuant to this Agreement;

            (h) acquire (including by lease) any material assets or properties or dispose of, mortgage or encumber any material assets or properties, other than in the ordinary course of business;

            (i) waive, release, grant or transfer any material rights or modify or change in any material respect any material existing license, lease, contract or other document, other than in the ordinary course of business and consistent with past practice; or

            (j) take any action or agree, in writing or otherwise, to take any of the foregoing actions or any action which would at any time make any representation or warranty in Article VII untrue or incorrect.

      SECTION 9.10 Negative Covenants. Until the Redemption Date:

      (a) The Company and its Subsidiaries will not engage in any business other than the exploration, acquisition, development and production of oil and gas.

      (b) The Company will not, nor will it permit any of its Subsidiaries to, enter into any amendment or modification of its Charter Documents or the Compass Senior Debt Documents or waive or fail to enforce any material right of the Company or any of its Subsidiaries thereunder.

      (c) The Company will not, and will not permit any of its Subsidiaries to,
(i) terminate, or fail to maintain its existence in its jurisdiction of incorporation, or (ii) terminate, or fail to maintain its good standing and qualification to transact business in all jurisdictions where the failure to maintain its good standing or qualification to transact business could have a Material Adverse Effect.

      (d) The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction with an Affiliate or make any payments to an Affiliate (whether in cash or in property) of any type other than (i) compensation paid to the executive officers of the Company or any of its Subsidiaries which is approved by the Board of Directors, and (b) advances for, and reimbursement of, reasonable travel, entertainment and similar expenses.

      (e) The proceeds of the issuance and sale of the Securities hereunder will be used by the Company solely for the acquisition and development of oil and gas properties and for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying securities in violation of applicable Laws, rules or regulations of any Governmental Authority.

      (f) The Company will not, and will not permit any of its Subsidiaries or any ERISA Affiliate to, directly or indirectly, terminate any Pension Plan so as to result in any material liability to the Company or any of its Subsidiaries or any ERISA Affiliate, establish, or become obligated to contribute to or provide benefits under, any Pension Plan, incur any obligation to provide post-employment health care benefits to any of their current or former employees, except as required by COBRA, enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder except in the ordinary course of business consistent with past practice which could result in any material liability to the Company or any of its Subsidiaries or any ERISA Affiliate, or permit to exist any circumstances with respect to any Pension Plan that would have a Material Adverse Effect.

      (g) The Company will not, and will not permit any of its Subsidiaries to, make payments on Debt which is subordinate, in right of payment to the Note, to the extent such payments would be in violation of the subordination provisions applicable to such Debt.

      SECTION 9.11 Meeting; Proxy Statement

            (a) The Company shall take all action necessary in accordance with applicable Law and the Company's Articles of Incorporation and Bylaws to duly call, give notice of, convene and hold an annual or special meeting of its shareholders (the "Special Meeting") as promptly as practicable after the date hereof to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby (including, without limitation, amendments to the Articles of Incorporation of the Company), to the extent such shareholder approval is necessary with respect to the effectuation of any part of the transactions contemplated by this Agreement. The shareholder vote required for the adoption and approval of this Agreement and the transactions contemplated hereby shall be the vote required by applicable Law, the Company's Articles of Incorporation, and the rules of the Nasdaq Small Cap Market. The Board of Directors of the Company shall, subject to its fiduciary obligations to the Company's shareholders under applicable Law, (i) recommend to the shareholders of the Company that they vote in favor of the adoption and approval of all matters necessary to effectuate this Agreement and the transactions contemplated hereby, (ii) use its reasonable best efforts to solicit from the shareholders of the Company proxies in favor of such adoption and approval, and (iii) take all other action reasonably necessary to secure a vote of the shareholders of the Company in favor of such adoption and approval.

            (b) As promptly as practicable after the date hereof, the Company shall prepare, shall file with the Commission under the Exchange Act, shall use all reasonable best efforts to have cleared by the Commission, and promptly thereafter shall mail to its shareholders, a proxy statement with respect to the Special Meeting. The term "Proxy Statement", as used herein, means such proxy statement and all related proxy materials and all amendments and supplements thereto, if any. Except to the extent otherwise determined in good faith by the Board of Directors of the Company in the exercise of its fiduciary duties, the Proxy Statement shall contain the recommendation of the Board that shareholders of the Company vote in favor of the adoption and approval of all matters necessary to effectuate the transactions contemplated by the Agreement. The Company shall notify 3TEC promptly of the receipt of any comments on, or any requests for amendments or supplements to, the Proxy Statement by the Commission, and the Company shall supply 3TEC with copies of all correspondence between it and its representatives, on the one hand, and the Commission or members of its staff, on the other, with respect to the Proxy Statement. The Company, after consultation with 3TEC, shall use its reasonable best efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement. The Company and 3TEC shall cooperate with each other in preparing the Proxy Statement, and the Company and 3TEC shall each use its reasonable best efforts to obtain and furnish the information required to be included in the Proxy Statement. The Company and 3TEC each agrees promptly to correct any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company further agrees to take all steps necessary to cause the Proxy Statement as so corrected to be filed with the Commission and to be disseminated promptly to holders of shares of the Common Stock, in each case as and to the extent required by applicable Law.

                                    ARTICLE X

                              DEFAULTS; TERMINATION

      SECTION 10.1. Events of Default. If one or more of the following events (collectively, "Events of Default" and individually, an "Event of Default") shall have occurred and be continuing:

      (a) the Company shall fail to pay when due any principal or interest on the Note;

      (b) the Company shall fail to pay when due any fees, expenses, reimbursements, indemnification payments or other monetary obligations when due under any of the Transaction Documents and such failure shall continue for ten
(10) days following the due date of such payment;

      (c) the Company shall fail to observe or perform any covenant or agreement contained in Article IX hereof;

      (d) the Company shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Transaction Document (other than as referred to in subsection (c)) which failure has resulted in, or could reasonably be expected to result in a Material Adverse Effect;

      (e) any representation, warranty, certification or statement made or deemed to have been made by the Company in this Agreement or any of the other Transaction Documents or by the Company or any other Person on behalf of the Company in any certificate, financial statement or other document delivered pursuant to this Agreement or any of the other Transaction Documents, shall prove to have been incorrect in any material respect when made;

      (f) a default or event which, with the giving of notice, lapse of time or both could (unless cured or waived) become a default, shall occur under the terms of any Debt of the Company or any of its Subsidiaries having a principal balance of $250,000 or more (including, without limitation, the Permitted Senior
Debt);

      (g) the Company or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its Debts as they become due, or shall take any corporate action to authorize any of the foregoing;

      (h) an involuntary case or other proceeding shall be commenced against the Company or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its Debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against the Company under the federal bankruptcy Laws as now or hereafter in effect;

      (i) one (1) or more judgments or orders for the payment of money aggregating in excess of $250,000 shall be rendered against the Company or any of its Subsidiaries and such judgment or order (i) shall continue unsatisfied and unstayed for a period of thirty (30) days, or (ii) is not fully paid and satisfied at least ten (10) days prior to the date on which any of its assets may be lawfully sold to satisfy such judgment or order;

      (j) any Change of Control; or

      (k) an "Event of Default" under any Other Securities Purchase Agreement;

      then, so long as any such event is continuing, any Noteholder shall without notice or demand of any kind (including, without limitation, notice of intention to accelerate and acceleration) (unless any such notice is expressly provided for herein or in the other Transaction Documents), all of which are hereby waived, take any and all actions as may be permitted by the Transaction Documents including, declaring the obligations in respect of the Note owned by such Noteholder (including all accrued interest thereon) to be, and such obligations shall thereupon become, immediately due and payable.

      SECTION 10.2 Termination. This Agreement may be terminated, whether before or after approval of this Agreement by the stockholders of the Company, at any time prior to the Closing:

      (a)   By mutual written consent of 3TEC and the Company;

      (b) By 3TEC if (i) there has been a breach of the representations and warranties made by the Company in this Agreement or (ii) the Company has failed to comply in any material respect with any of its covenants or agreements contained in this Agreement and such failure has not been, or cannot be, cured within a reasonable time after notice and demand for cure thereof;

      (c) By the Company if (i) there has been a breach of the representations and warranties made by 3TEC in this Agreement or (ii) 3TEC has failed to comply in any material respect with any of the its covenants or agreements contained in this Agreement and such failure has not been, or cannot be, cured within a reasonable time after notice and demand for cure thereof;

      SECTION 10.3. Effect of Termination. If this Agreement is terminated by either the Company or 3TEC pursuant to the provisions of Section 10.2, this Agreement shall forthwith become void and there shall be no further obligation on the part of any party hereto or its respective Affiliates, directors, officers, or stockholders, except pursuant to, the provisions of Section 11.3 and the Confidentiality Agreements (which shall continue pursuant to their terms); provided, however, that a termination of this Agreement shall not relieve any party hereto from any liability for damages incurred as a result of a breach by such party of its representations, warranties, covenants, agreements or other obligations hereunder occurring prior to such termination.

                                   ARTICLE XI

                                  MISCELLANEOUS

      SECTION 11.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar writing) and shall be given to such party at its address, telex or telecopy number set forth on the signature pages hereof or such other address, telex or telecopy number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this
Section 11.1 and the appropriate answer back is received or receipt is otherwise confirmed, (ii) if given by mail, three (3) Business Days after deposit in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this
Section 11.1.

      SECTION 11.2. No Waivers. No failure or delay by any holder of Securities in exercising any right, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Transaction Documents.

      SECTION 11.3. Expenses; Indemnification. (a) Except as provided in Section 6.1(f), all expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

            (b) The Company agrees to indemnify and hold harmless, 3TEC, its shareholders and each subsequent holder of Securities and their respective directors, officers, employees, agents, successors and assigns (collectively, the "Indemnified Parties") from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not any such Indemnified Party shall be designated a party thereto) which may be incurred by any Indemnified Party relating to or arising out of (a) this Agreement, the other Transaction Documents, the Closing Transactions and all other transactions contemplated hereby or thereby.

            (c) The Company further agrees to defend, indemnify and hold harmless each Indemnified Party from and against any and all losses, liabilities (including strict liability), damages (including for bodily injury and property damage), costs, expenses (including attorneys' fees and environmental consultants' expenses), relating to any of the properties or assets securing the Obligations, that any Indemnified Party may incur in connection with any Environmental Complaint or Hazardous Discharge or any violation of any Environmental Law and Laws regardless of whether or not caused by, or within the control of, the Company, or any of its Subsidiaries as tenant, sub-tenant or prior owner or occupant of any of the properties or assets securing the Obligations or any properties owned or leased by other parties, and regardless of whether such claim is brought by Governmental Authorities or private parties. This indemnity shall survive the repayment of the Obligations and the discharge or release of any Lien granted hereunder or in any other Transaction Document.

            (d) (i) Promptly after receipt by an Indemnified Party of notice of the commencement of any action, suit or other proceeding against an Indemnified Party with respect to which an Indemnified Party demands indemnification hereunder, such Indemnified Party shall promptly notify the Company in writing of the commencement thereof, provided that the failure to so notify the Company shall not relieve it from any liability that it may have to an Indemnified Party, except to the extent that such failure has materially prejudiced the Company's ability to provide a defense in the proceeding. The Company shall have the right to assume the defense of any such proceeding, but the Indemnified Parties collectively shall have the right, at the expense of the Company, to retain not more than one counsel of their choice to represent the Indemnified Parties in such proceeding. The counsel for the Indemnified Parties may participate in, but not control, the defense of such proceeding.

                  (ii) The indemnity provided for herein shall cover the amount of any settlements entered into by an Indemnified Party in connection with any claim for which an Indemnified Party may be indemnified hereunder; provided that, no settlement binding on an Indemnified Party may be made without the consent of an Indemnified Party and the Company (which consent shall not be reasonably withheld).

                  (iii) Any indemnification hereunder shall be made no later than 45 days after receipt by the Company of the written request of the Indemnified Party.

            THE PARTIES RECOGNIZE THAT AN INDEMNITEE MAY BE ENTITLED TO INDEMNIFICATION HEREUNDER FROM ACTS OR OMISSIONS THAT ARISE OUT OF OR RESULT FROM THE ORDINARY, STRICT, SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNITEE.

            (e) 3TEC hereby covenants and agrees with the Company that 3TEC shall indemnify the Company and hold it harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel) incurred by it resulting from any misrepresentation, breach of warranty or nonfulfillment of any agreement, covenant or obligation by 3TEC made in this Agreement (including without limitation any certificate or instrument delivered in connection herewith.

            SECTION 11.4. Amendments and Waivers; Sale of Interest. Any provision of this Agreement and the other Transaction Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and (a) the Majority Noteholder and (b) the Majority Warrant Holder. The Company hereby consents to any participation, sale, assignment, transfer or other disposition which complies with Article V, at any time or times hereafter, of any Securities, this Agreement and any of the other Transaction Documents, or of any portion hereof or thereof, including, without limitation, 3TEC's rights, title, interests, remedies, powers, and duties hereunder or thereunder, subject to compliance with applicable Laws and the provisions of the Compass Senior Debt Documents subject to the requirement that any such assignee, transferee or purchaser shall agree in writing to become bound by the terms of this Agreement and the other Transaction Documents. The Company hereby covenants to notify 3TEC in writing of any amendment proposed to be made to the Other Securities Purchase Agreements, Other Notes or other documents relating thereto, and shall allow 3TEC the opportunity to amend this Agreement and the other Transaction Documents to conform to any such amendments.

            SECTION 11.5. Survival. All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by it or in its behalf under the Transaction Documents shall be considered to have been relied upon by 3TEC and shall survive the delivery to 3TEC of such Transaction Documents and the purchase of the Securities, regardless of any investigation made by or on behalf of 3TEC. All representations, warranties and covenants made by 3TEC herein or in any certificate or other instrument delivered by it or in its behalf under the Transaction Documents shall be considered to have been relied upon by the Company and shall survive the delivery to the Company of such Transaction Documents and the purchase of the Securities, regardless of any investigation made by or on behalf of the Company.

            SECTION 11.6. Limitation on Interest. Regardless of any provision contained in the Transaction Documents, no Noteholder shall ever be entitled to receive, collect, or apply, as interest on the Note, any amount in excess of the Maximum Lawful Rate, and in the event any Noteholder ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Note is paid in full, any remaining excess shall promptly be paid to the Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, the Company and the Noteholder shall, to the extent permitted under applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Note, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Note; provided, however, that, if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, the Noteholder shall refund to the Company the amount of such excess and, in such event, the Noteholder shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

            SECTION 11.7. Invalid Provisions. If any provision of the Transaction Documents is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Transaction Documents shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Transaction Documents a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

            SECTION 11.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights or obligations under this Agreement. Notwithstanding any other provision herein, 3TEC may assign its rights to its Affiliates, subject to compliance with applicable Laws.

            SECTION 11.9. GOVERNING LAW. THIS AGREEMENT AND THE TRANSACTION DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

            SECTION 11.10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 11.11. No Third Party Beneficiaries. Except as provided in
Section 11.3, it is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than transferees or assignees of all or any part of 3TEC's interest hereunder.

            SECTION 11.12. FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            SECTION 11.13. SUBMISSION TO JURISDICTION; WAIVER OF SERVICE AND VENUE. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY 3TEC WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF DALLAS, OR IN THE FEDERAL COURTS LOCATED IN THE NORTHERN DISTRICT OF TEXAS, AS 3TEC MAY SELECT IN ITS SOLE DISCRETION. THE COMPANY HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF DALLAS, AND HEREBY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

            SECTION 11.14. WAIVER OF RIGHT TO TRIAL BY JURY. 3TEC AND THE COMPANY EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT. 3TEC AND THE COMPANY EACH AGREE THAT THE OTHER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            SECTION 11.15. Public Announcements. Except as may be required by applicable Law or this Section neither 3TEC, on the one hand, or the Company, on the other, shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other parties (which consent shall not be unreasonably withheld). Any such press release or public statement required by applicable Law shall only be made after reasonable notice to the other party. Upon execution of this Agreement, the Company shall make a press release in a form previously approved by 3TEC and promptly file a report on Form 8-K with the Commission.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

      COMPANY:

      MIDDLE BAY OIL COMPANY, INC.


By:
    ------------------------------
Name:  John J. Bassett
      ----------------------------
Title: President
       ---------------------------

Address for Notice:

Middle Bay Oil Company, Inc.
1221 Lamar Street, Suite 1020
Houston, TX 77010
Fax: (713) 650-0352


      3TEC ENERGY CORPORATION


By:
    ------------------------------
Name:  Floyd C. Wilson
      ----------------------------
Title: President
       ---------------------------

Address for Notice:

3TEC Energy Corporation
5910 N. Central Expressway
Suite 1150
Dallas, TX 75206
Fax: (214) 373-9731

                                    EXHIBIT A

                       SENIOR SUBORDINATE PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO A VALID EXEMPTION COVERING SUCH TRANSFER.

$10,700,000                      Dallas, Texas               _____________, 1999

      FOR VALUE RECEIVED, the undersigned, MIDDLE BAY OIL COMPANY, INC, an Alabama corporation ("Maker" or the "Company") hereby promises to pay to the order of 3TEC ENERGY CORPORATION, a Delaware corporation ("Payee"), not later than 2:00 P.M. (Dallas, Texas time), on the date when due, in Federal or other funds immediately available in Dallas, Texas, at Payee's offices at 5910 N. Central Expressway, Suite 1150, Dallas, Texas 75206 or such other address, given to Maker by Payee, the principal sum of TEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($10,700,000), together with interest, as hereinafter described. Whenever any payment of principal of, or interest on, this Note shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

      This Note has been executed and delivered pursuant to, and is subject to and governed by, the terms of that certain Securities Purchase Agreement dated as of _____________, 1999, by and between Maker and Payee (the "Agreement"). This Note is the "Note" referred to in the Agreement. Unless otherwise defined herein or unless the context hereof otherwise requires, each term used herein with its initial letter capitalized has the meaning given to such term in the Agreement.

      This Note shall rank senior in right of payment to all Company notes and indebtedness other than the Compass Senior Debt. This Note shall rank pari passu with the Other Notes without any preference or priority one over another.

      Maker reserves the right to prepay without premium or penalty, after thirty (30) days prior written notice to the Noteholder, the principal amount of the Note, in whole or in part, at any time after _________, 2001.

      Maker promises to pay interest on the outstanding principal balance hereof, prior to the occurrence of an Event of Default, at a rate per annum equal to the lesser of (a) the Fixed Rate or (b) the Maximum Lawful Rate, in Federal or other funds immediately available in Dallas, Texas, at the offices of Payee above referenced. Interest shall accrue on the principal balance of the Note outstanding from time to time at the Fixed Rate; provided, that, interest shall accrue on any amounts past due and owing on the Note from the date due until paid at the Default Rate; provided further, that in no event shall the rate of interest charged hereunder exceed the Maximum Lawful Rate. Interest shall be payable on the Note as it accrues on ___, 1999 and continuing on each ___, ___, ___ and ___ thereafter until maturity. Whenever any payment of principal of, or interest on, the Note shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.

      With respect to the first eight (8) quarterly interest payments payable hereunder commencing with the first such quarterly interest payment, the Company may, at least thirty (30) days prior to the subject payment date, elect to accrue and add to the principal of the Note up to fifty percent (50%) of the interest payment due and payable on such interest payment date. If such an election is made, the Company shall notify the Noteholder of the portion (up to 50%) of such quarterly interest payment which the Company elects to accrue and add to the principal of the Note.

      Interest shall be computed on the Note on the basis of the number of actual days elapsed, assuming that each calendar year consisted of 360 days. The entire outstanding principal balance of this Note and all accrued but unpaid interest thereon shall be due and payable in full in a single installment on _____________, 2004.

      The entire outstanding principal balance of the Note and all accrued but unpaid interest thereon shall be immediately due and payable in full upon the occurrence of a Change of Control.

      A Noteholder may elect to convert all or any portion of the amount of principal and accrued but unpaid interest on the Note as hereinafter provided. Each $3.00 (the "Conversion Price") of principal and accrued but unpaid interest on the Note shall be convertible into one share of Common Stock. The Conversion Price is subject to adjustment from time to time upon the occurrence of any of the events enumerated below:

      1. In the event that the Company shall (a) declare a dividend on the Common Stock in shares of its capital stock (whether shares of such Common Stock or of capital stock of any other class of the Company),
            (b) split or subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then (as a result of an event described in (a), (b) or (c)) the Conversion Price shall be adjusted to equal the product of the Conversion Price in effect immediately prior to such event multiplied by a fraction the numerator of which is equal to the number of shares of Common Stock outstanding on a Fully Diluted Basis (as defined below) immediately after the event and the denominator of which is equal to the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such event.

      2. In the event that the Company shall (a) issue any shares of Common Stock without consideration or at a price per share less than the Conversion Price immediately prior to such issuance, or (b) issue options, rights or warrants to subscribe for or purchase such Common Stock (or securities convertible into such Common Stock) without consideration or at a price per share (or having a conversion price per share, if a security convertible into such Common Stock) less than the Conversion Price, then, effective upon such issuance, the Conversion Price shall be adjusted to equal the product obtained by multiplying the Conversion Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such issuance plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be issued or to be offered for subscription or purchase (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at the Conversion Price immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately after such issuance. In case such consideration may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by an investment banking firm reasonably acceptable to the Noteholder (the cost of the engagement of said investment banking firm to be borne by the Company). Shares of such Common Stock owned by or held for the account of the Company or any Subsidiary thereof shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever the date of such issuance is fixed (which date of issuance shall be the record date for such issuance if a record date therefor is fixed); and, in the event that such shares or options, rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price if the date of such issuance had not been fixed.

      3. In case the Company shall make a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of shares of it stock, evidences of its indebtedness, assets, or rights, options or warrants (other than those referred to in paragraph 2 above) to subscribe for or purchase such shares, evidences of indebtedness, or assets, then, effective upon such distribution, the Conversion Price shall be adjusted to equal the product obtained by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Per Share Stock Price for the trading day immediately preceding the day of distribution ("Pre-Distribution Price") less the fair market value of the distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and the denominator of which shall be the Pre-Distribution Price. Such adjustment shall be made successively whenever a date for such distribution is fixed (which date of distribution shall be the record date for such issuance if a record date therefor is fixed); and, if such distribution is not so made, the Conversion Price shall again be adjusted to be to be the Conversion Price if the date of such issuance had not been fixed.

      4. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one-tenth of one percent (.1%) in the total number of shares of Common Stock that would be issued as a result of the conversion of all the Note; provided that any adjustments which by reason of this section are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this section shall be made to the nearest hundredth of one percent.

      5. In the event of any capital reorganization of the Company, or of any reclassification of any Common Stock for which the Note is convertible (other than a subdivision or combination of outstanding shares of such Common Stock), or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other entity, each $3.00 of principal and unpaid interest outstanding of the Note shall after such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale be convertible, upon the terms and conditions specified in this Agreement, into the number of shares of stock or other securities or assets to which a holder of the number of shares of Common Stock into which amount of principal and interest payable under the Note is convertible (at the time of such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale) would have been entitled upon such capital reorganization, reclassification of such Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this section with respect to the rights thereafter of such Note shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable upon the conversion of the Note. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to the Noteholder the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such Noteholder may be entitled pursuant to this section.

      6. If any question shall at any time arise with respect to the Conversion Price or the number of shares issuable upon conversion of the Note, such question shall be determined by the independent firm of certified public accountants of recognized national standing selected by the Noteholder and acceptable to the Company.

      7. Notwithstanding anything in this section to the contrary, the Company shall not be permitted to take any action described in this section, if such action is prohibited under any other provision of this Note or the Agreement.

      If a Noteholder elects to convert all or a portion of the outstanding principal and accrued and unpaid interest under the Note, then the Noteholder shall deliver the Note to the Company in exchange for an amended and restated note setting forth the new amount of principal and accrued and unpaid interest. Upon such exchange, the Company shall promptly issue and deliver, or cause to be issued and delivered, to the Noteholder a certificate or certificates for the number of whole shares of Common Stock to which the Noteholder is entitled under the terms hereof. To the extent permitted by law, such conversion shall be deemed to have been made immediately prior to the close of business on the date of such exchange of the Notes for the amended and restated note and Conversion Shares, and the Noteholder shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

      No fractional shares or script of Common Stock shall be issued upon conversion of all or a portion of the outstanding principal and accrued unpaid interest of the outstanding principal and accrued unpaid interest under the Note. In lieu of a fractional share of Common Stock to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the market value of one share of Common Stock on the date of conversion.

      Upon the occurrence and during the continuance of an Event of Default, and upon the conditions stated in the Agreement, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable (provided that, upon the occurrence of certain Events of Default, and upon the conditions stated in the Agreement, such acceleration shall be automatic), without notice, demand, or presentment, all of which are hereby waived, and the holder hereof shall have the right to offset against this Note any sum or sums owed by the holder hereof to Maker. After the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of this Note and, to the extent permitted by applicable Law, on accrued but unpaid interest, at the lesser of (a) the Default Rate or (b) the Maximum Lawful Rate.

      After the occurrence of an Event of Default, all amounts collected or received by any Noteholder in respect of the Obligations shall be applied first, to the payment of all proper costs incurred by the Noteholder in connection with the collection thereof (including reasonable fees, expenses and disbursements of counsel for the Noteholder), second, to the reimbursement of any advances made by Noteholder to effect performance of any unperformed covenants of the Company under any of the Transaction Documents, third, to the payment of all accrued interest on the Note, fourth, to unpaid principal on the Note, and fifth to the Company or any other Person entitled to such proceeds under applicable Law.

      If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay the court costs, reasonable attorneys' fees, and other costs of collection of the holder hereof.

      Maker, and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment and demand for payment, protest, notice of protest and nonpayment, and notice of acceleration and the intention to accelerate, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

      THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        MIDDLE BAY OIL COMPANY, INC.

                                        By:
                                        Name:
                                        Title:

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "Agreement") dated as of ________________, 1999, is entered into by and among MIDDLE BAY OIL COMPANY, INC., an Alabama corporation ("Corporation") and the parties listed on Schedule 1 attached hereto and incorporated herein by reference (each of such parties are referred to individually as "Shareholder" and collectively, as "Shareholders") and the parties listed on Schedule 2 attached hereto and incorporated herein by reference (each of such parties are referred to individually as "Piggy-Back Shareholder" and collectively, as "Piggy-Back Shareholders").

                                    RECITALS

      WHEREAS, pursuant to those Securities Purchase Agreements by and between Corporation and each of the Shareholders executed on ______________, 1999 (the "Purchase Agreements"), each Shareholder will receive the number of shares of Common Stock, Notes and Warrants as set forth on Schedule 1.

      WHEREAS, each of the Piggy-Back Shareholders currently owns shares of Common Stock as set forth on Schedule 2.

      WHEREAS, as a condition to the Purchase Agreements, Corporation has agreed to grant to Shareholders certain registration rights with respect to their Registrable Securities (defined hereafter) and has agreed to grant the Piggy-Back Shareholders certain registration rights with respect to their Piggy-Back Registrable Securities (defined hereafter).

      WHEREAS, all the terms used but not defined in this Agreement shall have the meaning ascribed to them in the Purchase Agreements.

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Definitions.

      For purposes of this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the recitals above or the subsections referred to below.

      "Piggy-Back Registrable Securities" shall mean (i) the shares of Common Stock owned by each Piggy-Back Shareholder as listed on Schedule 2 (ii) the shares of Common Stock owned by each Piggy-Back Shareholder during the term of this Agreement as a result of the conversion of the shares of the Company's Series B Convertible Preferred Shares as listed on Schedule 2, and (iii) any securities issued or issuable with respect to the shares described in clauses
(i) and (ii) above by way
of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

      "Registrable Securities" shall mean (i) the shares of Common Stock issued to the Shareholders pursuant to the Purchase Agreements (which, for purposes hereof, shall mean the Common Stock Shares, the Warrant Shares and the Conversion Shares as defined in the Purchase Agreements) and (ii) any securities issued or issuable with respect to the shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

      Section 2. Independent Registration Rights.

      2.1 The Corporation hereby grants to each Shareholder separate rights to require the Corporation to use its best efforts to cause registration and sale in a public offering of all or a portion of such Shareholder's Registrable Securities in accordance with this Section 2; provided, however, the Corporation shall not have any obligation to effect more than a total of three (3) effective registrations pursuant to this Section 2 at the Corporation's expense. If the Corporation shall have received a written request submitted by Shareholder(s) owning at least a majority of the Registrable Securities outstanding at the time of such request (the "Requisite Holders") that such Shareholder(s) desires/desire to sell Registrable Securities and specifying the number of Registrable Securities proposed to be sold (for the purposes of this Section 2, "Shares") and the proposed plan for distribution of the Shares, Corporation will thereafter:

            2.1.1 Give prompt (but in any event within fifteen (15) days after the receipt of the Requisite Holder(s)' notice) notice to all other Shareholders of such notice and of such other Shareholders' rights to have their Registrable Securities included in such registration.

            2.1.2 Upon the request of any such Shareholder made within fifteen
(15) days after the receipt by such Shareholder of any such notice given pursuant to subsection 2.1.1 (which request shall specify the Registrable Securities intended to be disposed of by such Shareholder and the intended method or methods of disposition thereof), the Corporation will use its best efforts to effect the registration of all Shares which the Corporation has been so requested to register pursuant to this subsection 2.1.

            2.1.3 Prepare and file as soon as practicable, but in no event later than thirty (30) days from Corporation's receipt of the last Shareholder's request to have such Shareholder's Registrable Securities included in such registration within the time period specified in Section 2.1.2, a registration statement under the Securities Act of 1933, as amended (the "Securities Act") ("Registration Statement") with the Securities Exchange Commission ("Commission") on Form S-1 (or Form S-2 or Form S-3, if Corporation is entitled to use such forms, or similar forms available for use by small business issuers) and use its best efforts to cause such Registration Statement to become effective in order that the Shareholders may sell the Shares in accordance with the proposed plan of distribution.

            2.1.4 Prepare and file with the Commission such amendment and supplements to such Registration Statement and prospectus used in connection therewith including any preliminary prospectus or supplemental or amended prospectus (the "Prospectus") as may be necessary to keep such Registration Statement continuously effective and to comply with the provisions of the Securities Act with respect to the offer of the Shares during the period required for distribution of the Shares, which period shall not be in excess of the earlier of (i) one year from the effective date of such Registration Statement, and (ii) the distribution of all Shares covered by such Registration Statement.

            2.1.5 Furnish to each Shareholder such number of copies of the Prospectus (including any preliminary prospectus or supplemental or amended prospectus ) as such Shareholder may reasonably request in order to facilitate the sale and distribution of the Shares.

      2.2 The right of each Shareholder to register Shares pursuant to the provisions of this Section 2 shall be subject to the condition that if a request for registration is made within sixty (60) days prior to the conclusion of Corporation's then current fiscal year, Corporation shall have the right to delay the filing of the Registration Statement for such period of time until Corporation receives its audited financial statements for such fiscal year.

      2.3 If the Requisite Holder(s) intend/intends to distribute the Registrable Securities covered by the notice pursuant to subsection 2.1 by means of an underwriting, the Requisite Holder(s) shall so advise the Corporation as a part of the notice made pursuant to subsection 2.1 and provide the name of the managing underwriter or underwriters that the Requisite Holder(s) proposes/propose to employ in connection with the public offering proposed to be made pursuant to the registration requested. If the managing underwriter of such underwritten offering shall inform the Corporation and the Shareholders requesting that their Shares be registered pursuant to this Section 2 by letter of its belief that the amount of Shares requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Requisite Holders, then the Corporation will include in such registration such amount of Shares which the Corporation is so advised can be sold in (or during the time of) such offering pro rata on the basis of the amount of such Shares so proposed to be sold and so requested to be included by such parties.

      2.4 A registration shall not be deemed to have been effected (i) unless it has become effective and remained effective for the period specified in subsection 2.1.4, (ii) if, after it has become effective, such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court, or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied for any reason, other than as a result of the voluntary termination of such offering by the Requisite Holders.

      Section 3. Piggy-Back Registration Rights.

      3.1 If Corporation proposes to file, on its behalf, a Registration Statement under the Securities Act on Form S-1, S-2 or S-3 or similar forms available for use by small business issuers, other than pursuant to Section 2 of this Agreement or in connection with a dividend reinvestment, employee stock purchase, option or similar plan or in connection with a merger, consolidation or reorganization, Corporation shall give written notice to each Shareholder and Piggy-Back Shareholder at least thirty (30) days before the filing with the Commission of such Registration Statement. Such notice shall offer to include in such filing all or a portion of the Registrable Securities and Piggy-Back Registrable Securities owned by such Shareholder or Piggy-Back Shareholder. If a Shareholder or Piggy-Back Shareholder desires to include all or a portion of its Registrable Securities or Piggy-Back Registrable Securities in such Registration Statement, it shall give written notice to Corporation within fifteen (15) days after the date of mailing of such offer specifying the amount of Registrable Securities and/or Piggy-Back Registrable Securities to be registered (for the purpose of this Section 3, "Shares"). Corporation shall thereupon include in such filing the Shares, subject to priorities in registration set forth in this Agreement, and subject to its right to withdraw such filing, and shall use its best efforts to effect registration under the Securities Act of the Shares.

      3.2 The right of the Shareholders and the Piggy-Back Shareholders to have the Shares included in any Registration Statement in accordance with the provisions of this Section 3 shall be subject to the following conditions:

            3.2.1 Corporation shall have the right to require that each Shareholder or PiggyBack Shareholder agree to refrain from offering or selling any shares of Common Stock that it owns which are not included in any such Registration Statement in accordance with this Section 3 for any reasonable time period specified, not to exceed ninety (90) days, by any managing underwriter of the offering to which such Registration Statement relates.

            3.2.2 If (i) a registration pursuant to this Section 3 involves an underwritten offering of the securities being registered to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform the Corporation and the Shareholders and Piggy-Back Shareholders who have requested that their Shares be registered pursuant to this Section 3 by letter of its belief that the amount of Shares requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to a majority of such requesting holders, then the Corporation will include in such registration such amount of securities which the Corporation is so advised can be sold in (or during the time of) such offering as follows: first, the securities being offered by the Corporation for its own account; second such Shares of the Shareholders which are requested to be included in such registration pro rata on the basis of the amount of such Shares so proposed to be sold and so requested to be included by such Shareholders; and third, such Shares of the Piggy-Back Shareholders and which are requested to be included in such registration pro rata on the basis of the amount of such Shares so proposed to be sold and so requested to be included by such Piggy-Back Shareholders.

            3.2.3 Corporation shall furnish each Shareholder and Piggy-Back Shareholder with such number of copies of the Prospectus as such Shareholder or Piggy-Back Shareholder may reasonably request in order to facilitate the sale and distribution of its shares.

      3.3 Notwithstanding the foregoing, Corporation in its sole discretion may determine not to file the Registration Statement or proceed with the offering as to which the notice specified herein is given without liability to the Shareholders or the Piggy-Back Shareholders.

      Section 4. Participation in Underwritten Registrations. No Shareholder or Piggy-Back Shareholder may participate in any registration hereunder which relates to an underwritten offering unless such Shareholder or Piggy-Back Shareholder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the holders of at least a majority of the Registrable Securities and Piggy-Back Registrable Securities to be included in such registration, or by a Person appointed by such holders to act on their behalf to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

      Section 5. Exclusive Registration Rights and Transfer.

      The rights of each Shareholder under this Agreement may upon notice to the Corporation be transferred to its respective Affiliates in combination with a transfer of shares to such Affiliates. In addition, the rights of each Shareholder under this Agreement may upon notice to the Corporation be transferred to a non-Affiliate transferee in combination with a transfer of shares to such non-Affiliate transferee. However, such non-Affiliate transferee may not thereafter transfer its rights under this Agreement without the Corporation's written consent. Except as provided in this Section 5, the rights granted under this Agreement are granted specifically to and for the benefit of each Shareholder and Piggy Back Shareholder and shall not pass to any transferee of Registrable Securities. From and after the date of this Agreement, the Corporation will not, without the prior written consent of Shareholders holding at least a majority of the Registrable Securities then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Shareholders in this Agreement. Without limiting the foregoing, the Corporation also specifically agrees that during the period commencing on the date hereof and ending when the Shareholders have disposed of all of their Registrable Securities, the Corporation will not enter into an agreement with any party pertaining to the registration by the Corporation of such party's Common Stock. The Corporation represents and warrants to each of the Shareholders that, as of the date hereof, the Corporation is not a party to any agreement, other than this Agreement, pertaining to the registration by the Corporation of Common Stock.

      Section 6. Expenses. Corporation will bear all the expenses in connection with any Registration Statement under this Agreement, other than transfer taxes payable on the sale of such shares, the fees and expenses of counsel to the Shareholders and Piggy-Back Shareholders and fees and commissions of brokers, dealers and underwriters.

      Section 7. Recall of Prospectuses, etc. With respect to a Registration Statement or amendment thereto filed pursuant to this Agreement, if, at any time, Corporation notifies the Shareholders and Piggy-Back Shareholders that an amendment or supplement to such Registration Statement or amendment to the Prospectus included therein is necessary or appropriate, each Shareholder and Piggy-Back Shareholder will forthwith cease selling and distributing shares thereunder and will forthwith redeliver to Corporation all copies of such Registration Statement and Prospectuses then in its possession or under its control. Corporation will use its best efforts to cause any such amendment or supplement to become effective as soon as practicable and will furnish each Shareholder and Piggy-Back Shareholder with a reasonable number of copies of such amended or supplemented prospectus (and the period during which Corporation is required to use its best efforts to maintain such Registration Statement in effect pursuant to this Agreement will be increased by the period from the date on which such Shareholder or Piggy-Back Shareholder ceased selling and distributing shares thereunder to the date on which such amendment or supplement becomes effective).

      Section 8. Cooperation with Existing Shareholders. Corporation shall be entitled to require the Shareholders and Piggy-Back Shareholders to cooperate with Corporation in connection with a registration of Registrable Securities pursuant to this Agreement and furnish (i) such information as may be required by Corporation or the Commission in connection therewith and (ii) such representations, undertakings and agreements as may be required by the Commission in connection therewith.

      Section 9. Registration Procedures Upon the receipt of a request for registration of any Registrable Securities pursuant to Section 2 or Section 3 of this Agreement, Corporation will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Corporation will as expeditiously as possible:

      9.1.1 Prepare and file with the Commission a registration statement on an appropriate form under the Securities Act and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any registration statement, Corporation will promptly furnish to the holders of Registrable Securities and Piggy-Back Registrable Securities to be registered and sold pursuant to this Agreement (the "Registered Holders") and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Registered Holders and the underwriters, and Corporation will not file any registration statement or amendment thereto, or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Registered Holders or the underwriters, if any, shall reasonably object in the light of the requirements of the Securities Act and any other applicable laws and regulations.

      9.1.2 Prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period; cause the related prospectus to be filed pursuant to Rule 424(b) (or any successor provision) under the Securities Act; cause such prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424(b) (or any successor provision) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition set forth in such registration statement or supplement to such prospectus.

      9.1.3 Notify the Registered Holders and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing,
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceeding for that purpose,
(iv) if at any time the representations and warranties of Corporation contemplated by subsection 9.1.10 cease to be true and correct, (v) of the receipt by Corporation of any notification with respect to the suspension or qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (vi) of the happening of any event which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(vii) of Corporation's reasonable determination that a post-effective amendment to a registration statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such registration statement inadvisable pending such disclosures and post-effective amendment.

      9.1.4 Make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

      9.1.5 If requested by the managing underwriters or the Registered Holders in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post effective amendment such information as the managing underwriters and the Registered Holders agree should be included therein relating to such sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to such underwriters and the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement if requested by the Registered Holders or any underwriter of such Registrable Securities.

      9.1.6 Furnish to the Registered Holders and each managing underwriter, if any, without charge, at least one signed copy of the registration statement, any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

      9.1.7 Deliver without charge to the Registered Holders and the underwriters, if any, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and Corporation consents to the use of such prospectus or any amendment or supplement thereto by such Registered Holders and the underwriters, if any, in connection with the offer and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto.

      9.1.8 Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Registered Holders, the underwriters, if any, and respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Registered Holders or an underwriter reasonably requests in writing; keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that Corporation will not be required in connection therewith or as a condition thereto to qualify generally to do business or subject itself to general service of process in any such jurisdiction where it is not then so subject.

      9.1.9 Upon the occurrence of any event contemplated by subsection 9.1.3
(ii) - (vii) above, prepare, to the extent required, a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

      9.1.10 Enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities to be covered by such registration are to be offered in an underwritten offering: (i) make such representations and warranties to the Registered Holders to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to Corporation and updates thereof with respect to the registration statement and the prospectus in the form, scope and substance which are customarily delivered in underwritten offerings; (iii) in the case of an underwritten offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and obtain opinions of counsel to Corporation and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and the Registered Holders) addressed to the Registered Holders and the underwriters, if any, covering the matters customarily covered in opinions delivered in underwritten offerings and such other matters as may be reasonably requested by the Registered Holders and such underwriters; (iv) obtain "cold comfort" letters and updates thereof from Corporation's independent certified public accountants addressed to the Registered Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings; (v) if any underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures customarily included in underwriting agreements in underwritten offerings; and (vi) Corporation shall deliver such documents and certificates as may be requested by the Registered Holders and the managing underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Corporation. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

      9.1.11 Make available for inspection by a representative of the Registered Holders, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by the Registered Holders or such underwriter, all financial and other records, pertinent corporate documents and properties of Corporation, and cause Corporation's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any records, information or documents that are designated by Corporation in writing as confidential shall be kept confidential by such Persons unless disclosures of such records, information or documents is required by court or administrative order.

      9.1.12 Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 90 days after the end of any 12-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering and (ii) beginning with the first day of Corporation's first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a registration statement, which statements shall cover said 12-month periods.

      9.1.13 If Corporation, in the exercise of its reasonable judgment, objects to any change reasonably requested by the Registered Holders or the underwriters, if any, to any registration statement or prospectus or any amendments or supplements thereto (including documents incorporated or to be incorporated therein by reference) as provided for in this Section 9, Corporation shall not be obligated to make any such change and such Registered Holders may withdraw their Registrable Securities from such registration, in which event (i) Corporation shall pay all registration expenses (including its counsel fees and expenses) incurred in connection with such registration statement or amendment thereto or prospectus or supplement thereto, and (ii) in the case of a registration being effected pursuant to Section 2, such registration shall not count as one of the registrations Corporation is obligated to effect pursuant to Section 2 hereof.

      Section 10. Indemnification.

      10.1 In the event of any registration of any securities under the Securities Act pursuant to this Agreement, Corporation will indemnify and hold harmless each Shareholder, each Piggy-Back Shareholder, any underwriter and each other Person, if any, who controls such Shareholder, Piggy- Back Shareholder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such Shareholder, Piggy-Back Shareholder or any underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or preliminary prospectus (if used prior to the effective date of such Registration Statement) or final or summary prospectus contained therein (if used during the period the Corporation is required to keep the Registration Statement effective), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse each such Shareholder, Piggy-Back Shareholder or underwriter for any legal or any other expenses as reasonably incurred by such person in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without prior written consent of Corporation; provided, however, that Corporation will not be liable to the Shareholders, Piggy-Back Shareholders or an underwriter in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus or said final or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Corporation by that Shareholder, Piggy-Back Shareholder or their respective affiliates or representatives, or by that underwriter, as the case may be, specifically for use in the preparation thereof; and provided further that the indemnity agreement contained in this Section 10 with respect to any preliminary prospectus shall not inure to the benefit of the Shareholders, Piggy-Back Shareholders or any underwriter or to any Person selling the same in respect of any loss, claim, damage, liability or action asserted by someone who purchased shares from such person if a copy of the final prospectus (as the same may be amended or supplemented) in connection with such registration statement was not sent or given to such person with or prior to written confirmation of the sale and if the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus.

      10.2 In the event of any registration of securities under the Securities Act pursuant to this Agreement, each Shareholder and Piggy-Back Shareholder will indemnify and hold harmless Corporation, each of its directors and officers, any underwriter and each other Person, if any, who controls Corporation or underwriter within the meaning of the Securities Acts, against any losses, claims, damages or liabilities, joint or several, to which Corporation or any such director, officer, underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or preliminary prospectus or final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse Corporation, each such director, officer, underwriter for any legal or any other expenses as reasonably incurred by them in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without prior written consent of the indemnifying Shareholder, Piggy-Back Shareholder or their respective representative; but in all cases only if, and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission therein made in reliance upon and in conformity with written information furnished to Corporation by the indemnifying Shareholder, Piggy-Back Shareholder or their respective affiliates or representatives specifically for use in the preparation thereof. Notwithstanding the foregoing, the amount of the indemnity provided by each such Shareholder or Piggy-Back Shareholder pursuant to this Section 10 shall not exceed the net proceeds received by such Shareholder or Piggy-Back Shareholder in such related registration and sale.

      10.3 Promptly after receipt by a party entitled to indemnification under subsection 10.1 or 10.2 hereof of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under either of such subsections, notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the indemnified party and it shall so notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it so chooses, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party that it so chooses, such indemnifying party shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, provided, however, that if the indemnifying party fails to take reasonable steps necessary to diligently defend such claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes the indemnifying party has failed to take such steps, the indemnified party may assume its own defense and the indemnifying party shall be liable for any expenses therefor. The indemnity agreements in this
Section 10 shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

      10.4 If the indemnification provided for in this Section 10 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 10 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      Section 11. Sales under Rule 144. With a view to making available to each Shareholder and Piggy-Back Shareholder the benefits of Rule 144 promulgated under the Securities Act and any other similar rule or regulation of the Commission that may at any time permit such Shareholder or Piggy-Back Shareholder to sell the Registrable Securities without registration, Corporation agrees to:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144 (or any successor provision);

      (b) file with the Commission in a timely manner all reports and other documents required of Corporation under the Securities Act and the Exchange Act;

      (c) furnish to such Shareholder or Piggy-Back Shareholder forthwith upon request (i) a written statement by Corporation that it has complied with the reporting requirements of Rule 144 (or any successor provision), the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Corporation and such other reports and documents so filed by Corporation under the Securities Act and the Exchange Act and (iii) such other information as may be reasonably requested by such Shareholder or Piggy-Back Shareholder in availing itself of any rule or regulation of the Commission which permits the selling of any such securities without registration; and

      (d) after any sale of Registrable Securities pursuant to Rule 144, to the extent allowed by law, to cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registration Securities.

      Section 12. Removal of Legend. The Corporation agrees, to the extent allowed by law, to remove any legends on certificates representing Registrable Securities or Piggy-Back Registrable Securities describing transfer restrictions applicable to such securities upon the sale of such securities (i) pursuant to an effective Registration Statement under the Securities Act or (ii) in accordance with the provisions of Rule 144 under the Securities Act.

      Section 13. Notices. Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, return receipt requested, and shall be addressed to the other parties at the addresses listed on the signature pages hereof. All such notices shall be deemed to be given three (3) days after the date of mailing thereof.

      Section 14. Modification. Notwithstanding anything to the contrary in this Agreement or otherwise, no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the Corporation and the Shareholders holding not less than 95% of the Registrable Securities then outstanding.

      Section 15. Non-Waiver. The failure to enforce at any time any of the provisions of this Agreement, or to require at any time performance by any other party of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions.

      Section 16. Partial Invalidity. If any clause, sentence, paragraph, section or part of this Agreement shall be deemed invalid, unenforceable or against public policy, the part which is invalid, unenforceable or contrary to public policy shall not affect, impair, invalidate or nullify the remainder of this Agreement, but the invalidity, unenforceability or contrariness to public policy shall be confined only to the clause, sentence, paragraph, section or party of this Agreement so invalidated, unenforceable or against public policy.

      Section 17. Construction. The language in all parts of this Agreement shall in all cases be construed simply, according to its fair meaning, and shall not be construed strictly for or against either of the parties hereto.

      Section 18. Governing Law. This Agreement shall be governed and construed according to the laws of the State of Alabama, without regard to its conflicts of law principles.

      Section 19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute but one and the same instrument.

      Section 20. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

      Section 21. Specific Performance. The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach of any such party damages would not be an adequate remedy and (ii) the other party shall be entitled to specific performance and injunctive and equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

                  (Remainder of page intentionally left blank)

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


"CORPORATION"

MIDDLE BAY OIL COMPANY, INC.

By:____________________________________
Name:__________________________________
Title:_________________________________

Address for Notice:

Middle Bay Oil Company, Inc.
1221 Lamar Street, Suite 1020
Houston, TX 77010
Fax: (713) 650-0352


"SHAREHOLDERS"

3TEC ENERGY CORPORATION

By:
   ------------------------------------
Name: Floyd C. Wilson
      ---------------------------------
Title: President
       --------------------------------

Address for Notice:

3TEC Energy Corporation
5910 N. Central Expressway
Suite 1150
Dallas, TX 75206
Fax: (214) 373-9731

_______________________________________

_______________________________________


"PIGGY-BACK SHAREHOLDERS"

KAISER-FRANCIS OIL COMPANY

By:____________________________________
Name:__________________________________
Title:_________________________________

Address for Notice:

Kaiser-Francis Oil Company
6733 South Yale
Tulsa, OK 74136
Fax: (918) 491-4694


_______________________________________
C.J. LETT, III

Address for Notice:

C.J. Lett, III
9320 East Central
Wichita, Kansas 67206
Fax: (316) 636-1803

WESKIDS, L.P.

By: Weskids, Inc.
    Its General Partner

    By:________________________________
    Name:______________________________
    Title:_____________________________

Address for Notice:

Weskids, L.P.
310 South Street
Morristown, NJ 07960
Fax: (973) 682-2684

_______________________________________
ALVIN V. SHOEMAKER

Address for Notice:

Alvin V. Shoemaker
8800 First Avenue
Stone Harbor, NJ 08247
Fax: (609) 368-0147

                                   SCHEDULE 1

3TEC Energy Corporation                4,775,556 shares of Common Stock
                                       Warrants exercisable for 3,600,000 shares of Common Stock $10,700,000 Note (which is convertible to Conversion Shares)

_______________________                _________________________________________

_______________________                _________________________________________

                                   SCHEDULE 2

  Piggy-Back Shareholder    Number of Shares of            Number of Shares of
  ----------------------    Common Stock Held              Series B Convertible
                            Immediately Prior to Closing   Preferred Shares Held
                            ----------------------------   Immediately Prior to
                                                           Closing
                                                           ---------------------

Kaiser-Francis Oil Company           3,333,334                         0

C.J. Lett, III                       1,187,556                         0

Weskids, L.P.                          843,687                   117,467

Alvin V. Shoemaker                     684,222                   117,466

                                   EXHIBIT C

                             SHAREHOLDERS' AGREEMENT

      This Shareholders' Agreement (the "Agreement") is made and entered into this ____ day of ________, 1999, by and among MIDDLE BAY OIL COMPANY, INC., an Alabama corporation (the "Company") and the undersigned shareholders of the Company (the "Shareholders")

                                    RECITALS

      WHEREAS, as of the date hereof, there are 13,289,981 issued and outstanding shares of the Company's common stock, $.02 par value (the "Common Stock");

      WHEREAS, as of the date hereof, the Shareholders collectively own 10,802,355 shares or 81.28% of the issued and outstanding shares of Common Stock, as follows:

--------------------------------------------------------------------------------
SHAREHOLDER                                SHARES                     PERCENTAGE
--------------------------------------------------------------------------------
3TEC Energy Corporation                  4,755,556                      35.79%
--------------------------------------------------------------------------------
Kaiser-Francis Oil                       3,333,334                      25.09%
Company
--------------------------------------------------------------------------------
C.J. Lett, III                           1,187,556                       8.94%
--------------------------------------------------------------------------------
Weskids, L.P.                              843,687                       6.35%
--------------------------------------------------------------------------------
Alvin V. Shoemaker                         684,222                       5.13%
--------------------------------------------------------------------------------

      WHEREAS, Kaiser-Francis Oil Company, C.J. Lett, III, Weskids, L.P. and Alvin V. Shoemaker are referred to herein collectively as the "Major Shareholders";

      WHEREAS, the Shareholders desire to promote their mutual interests and interests of the Company by imposing certain restrictions and obligations upon themselves, the Company and the shares of Common Stock; and

      WHEREAS, the execution and delivery of this Shareholders' Agreement is a condition to the closing of that certain Securities Purchase Agreement between the Company and 3TEC Energy Corporation dated July 1, 1999 (the "Purchase Agreement").

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Nomination and Election of Directors. Each of the Shareholders agrees, so long as it owns such shares, to vote (including the taking of any action by written consent, as necessary or appropriate) and cause its Affiliates to vote all shares of Common Stock (and any and all shares of any other voting class of capital stock of the Company presently or at any future time owned by the Shareholders) which it is entitled to vote (or control the voting directly or indirectly) to ensure that the following shall occur:

      (a) The Company shall at all times be managed by or under the direction of the Board of Directors of the Company (the "Board"), which shall consist of five (5) members.

      (b) The Shareholders shall use their best efforts (including voting the shares owned by them and their affiliates, in calling special meetings of the Shareholders and executing and delivering written consents), to elect five (5) members of the Board, consisting of the following:

                  (i) Three (3) members designated by 3TEC Energy Corporation ("3TEC"); and

                  (ii)  Two (2) members designated by the Major Shareholders.

The party designating a director may remove such director, with or without cause, and designate his or her successor. If the director designated by a party resigns, dies, becomes incapacitated or is otherwise unable to serve, the party designating such director may designate his or her successor. All Shareholders shall vote all shares held by them in favor of the election or removal of such persons so designated. Action taken by either 3TEC or the Major Shareholders in designating or removing directors shall be in writing executed by either 3TEC or the Major Shareholders, as the case may be, and promptly delivered to the other Shareholders and the Company.

      2. Advisory Member. As long as the Board of Directors of the Company shall consist of five (5) members, the Major Shareholders may request that a non-voting advisory board member be appointed. Upon such request, the Major Shareholders shall, subject to 3TEC's approval, select the person whom it desires to have serve as such non-voting advisory board member. Such non-voting advisory board member shall be permitted but not required to attend meetings of the Board of Directors.

      3. Vote in Favor of Change of State of Incorporation. Each of the Shareholders agrees, so long as it owns such shares, to vote (including the taking of any action by written consent, as necessary or appropriate) and cause its Affiliates to vote all shares of Common Stock (and any and all shares of any other voting class of capital stock of the Company presently or at any future time owned by the Shareholders) which it is entitled to vote (or control the voting directly or indirectly) to ensure that, at the request of 3TEC, to vote their shares of Common Stock in favor of changing the state of incorporation of the Company from Alabama to another jurisdiction recommended by the Board of Directors.

      4. Termination of 3TEC's Right to Elect Directors. 3TEC's right to designate the directors as provided in paragraph 1(b)(i) above shall terminate as follows:

      (a) if 3TEC's ownership of Common Stock is below 15% of the Adjusted Outstanding Common Stock, 3TEC shall be entitled to designate only two (2) members to the Board;

      (b) if 3TEC's ownership of Common Stock is below 7 1/2% of the Adjusted Outstanding Common Stock, 3TEC shall be entitled to designate only one (1) member to the Board; and

      (c) if 3TEC's ownership of Common Stock is below 5% of the Adjusted Outstanding Common Stock, 3TEC's right to designate a member to the Board shall terminate.

For purposes hereof, "Adjusted Outstanding Common Stock" shall mean the number of shares of Common Stock outstanding less any shares of Common Stock purchased by Kaiser-Francis Oil Company pursuant to its respective Purchase Agreement.

      5. Termination of Major Shareholders' Right to Elect Directors. The Major Shareholders' right to designate the directors as provided in paragraph 1(b)(ii) above shall terminate as follows:

      (a) if the Major Shareholders' ownership of Common Stock is below 7 1/2% of the outstanding Common Stock, the Major Shareholders shall be entitled to designate only one (1) member to the Board;

      (b) if the Major Shareholders' ownership of Common Stock is below 5% of the outstanding Common Stock, the Major Shareholders' right to designate a member to the Board shall terminate.

      6. Replacement Director. If either 3TEC or the Major Shareholders is no longer eligible to designate a director or directors to the Board, the Board shall (i) decrease the size of the Board, (i) leave the vacated seat empty, or
(iii) appoint a replacement to serve until the next of election of directors by the shareholders of the Company through its normal nominating procedure, and select a nominee to fill the open seat for election by shareholders at the next annual meeting.

      7. Restrictive Legend. Each certificate evidencing Common Stock subject hereto shall bear a legend as follows:

      "The shares of stock represented by this certificate are, until sale, subject to a Shareholders' Agreement, dated as of _____________, 1999, a copy of which is on file in the office of the Company."

Any certificate evidencing Common Stock subject to this Agreement which is hereafter issued shall bear the same legend.

      8. Termination of Agreement. This Agreement shall continue until, and shall terminate immediately upon (a) execution of a written agreement of termination by the Shareholders and the Company, (b) the adjudication of the Company as a bankrupt or insolvent by a court of competent jurisdiction, or (c) each of 3TEC and the Major Stockholders own less than five percent of the issued and outstanding shares of Common Stock.

      9. Shareholders' Representation and Warranties. Each Shareholder, severally, as to itself only, represents and warrants to the Company that (a) the Shareholder has duly authorized, executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement, enforceable in accordance with its terms and neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will constitute a violation of, a default under, or conflict with any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which the Shareholder is a party or by which the Shareholder is bound; (b) consummation by the Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of law other than filing on Form 13D that may be required under the Securities Exchange Act of 1934, as amended; (c) except to the extent contemplated herein each Shareholder's shares of Common Stock and the certificates representing same are now and at all times during the term of this Agreement will be held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreement or any other encumbrances whatsoever ("Encumbrances") with respect to the ownership or voting of such shares of Common Stock or otherwise, other than Encumbrances created by or arising pursuant to this Agreement; (d) there are no outstanding options, warrants or rights to purchase or acquire, or proxies, powers-of-attorney, voting agreements, trust agreements or other agreements relating to, such shares of Common Stock other than this Agreement;
(e) the shares of Stock listed in the second recital paragraph hereof constitutes all of the securities of each Stockholder owned beneficially or of record by such Shareholder on the date hereof; and (f) the Shareholder has the present power and right to vote all of the shares of Common Stock as contemplated herein.

      10. Negative Covenants of Each Shareholder. Except to the extent contemplated herein or in the Purchase Agreements, each Shareholder hereby covenants and agrees that such Shareholder will not, and will not agree to, directly or indirectly, except pursuant to an effective registration statement or through "brokers" transactions as contemplated by subparagraphs (f) and (g) and subject to the limitations on amount provided by subparagraph (e) of Rule 144 under the Securities Act, (a) sell, transfer, assign, cause to be redeemed or otherwise dispose of any of its shares of Stock or enter into any contract, option or other agreement or understanding with respect to the sale, transfer, assignment, redemption or other disposition of its shares of Stock; (b) grant any proxy, power-of-attorney or other authorization or interest in or with respect to its shares of Stock pertaining or relating to the Purchase Agreements or any of the transactions contemplated thereby; or (c) deposit such Stock into a voting trust or enter into a voting agreement or arrangement with respect to such Stock, unless and until, in the case of (a), (b) or (c) above, the Shareholder shall have taken all actions (including, without limitation, the endorsement of a legend on the certificates evidencing such Stock) reasonably necessary to ensure that such Stock shall at all times be subject to all the rights, powers and privileges granted or conferred, and subject to all the restrictions, covenants and limitations imposed, by this Agreement and shall have caused, as a condition to any sale, transfer, pledge or other disposition of any shares of Stock, any transferee of any of the Stock, unless it is already a signatory to this Agreement, shall become a signatory to and be bound by the terms of this Agreement.

      11. Certain Defined Terms. Unless otherwise expressly provided herein, all capitalized terms used herein without definition shall have the meanings assigned to them in the Purchase Agreement.

      12. Successors. This Agreement shall be binding upon and shall operate for the benefit of the Company, its shareholders, and their respective successors, assigns, executors, administrators and heirs, and it shall be binding upon any entity to whom any Stock is transferred in accord with or in violation of the provisions of this Agreement, and the executor or administrator of such entity.

      13. Modification. Notwithstanding anything to the contrary in this Agreement or otherwise, no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by all parties hereto. Each Shareholder covenants not to vote any shares of Stock in favor of any amendment of the articles of incorporation or bylaws of the Company, if such amendment would materially modify the terms or frustrate the purpose of this Agreement or the Purchase Agreements, unless the vote on such amendment is approved unanimously by the parties to this Agreement.

      14. Non-Waiver. The failure to enforce at any time any of the provisions of this Agreement, or to require at any time performance by any other party of any of the provisions hereof, shall in no way be constructed to be a waiver of such provisions.

      15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom.

      16. Entire Agreement. This Agreement contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

      17. Notices. Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, return receipt requested, and shall be addressed to all other parties at the addresses listed on the signature page hereof. All such notices shall be deemed to be given three
(3) days after the date of mailing thereof.

      18. Specific Performance. Each of the Shareholders acknowledges and agrees that the Company would be damaged irreparably in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Shareholders agrees that the Company shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court having jurisdiction over the parties hereto and the subject matter hereof, in addition to any other remedy to which the Company may be entitled at law or in equity.

      19. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ALABAMA.

      20. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


COMPANY:

MIDDLE BAY OIL COMPANY, INC.

By:____________________________________
Name:__________________________________
Title:_________________________________

Address for Notice:

Middle Bay Oil Company, Inc.
1221 Lamar Street, Suite 1020
Houston, TX 77010
Fax: (713) 650-0352


3TEC ENERGY CORPORATION

By:
   ------------------------------------
Name: Floyd C. Wilson
      ---------------------------------
Title: President
       --------------------------------

Address for Notice:

3TEC Energy Corporation
5910 N. Central Expressway
Suite 1150
Dallas, TX 75206
Fax: (214) 373-9731

KAISER-FRANCIS OIL COMPANY

By:____________________________________
Name:__________________________________
Title:_________________________________

Address for Notice:

Kaiser-Francis Oil Company
6733 South Yale
Tulsa, OK 74136
Fax: (918) 491-4694


_______________________________________
C.J. LETT, III

Address for Notice:

C.J. Lett, III
9320 East Central
Wichita, Kansas 67206
Fax: (316) 636-1803

WESKIDS, L.P.

By: Weskids, Inc.
    Its General Partner

    By:________________________________
    Name:______________________________
    Title:_____________________________

Address for Notice:

Weskids, L.P.
310 South Street
Morristown, NJ 07960
Fax: (973) 682-2684


_______________________________________
ALVIN V. SHOEMAKER

Address for Notice:

Alvin V. Shoemaker
8800 First Avenue
Stone Harbor, NJ 08247
Fax: (609) 368-0147

                                    EXHIBIT D

                           FORM OF WARRANT CERTIFICATE

THE OFFER AND SALE OF THE WARRANTS EVIDENCED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON AN EXERCISE OF SUCH WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SALE OR TRANSFER OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON AN EXERCISE OF SUCH WARRANTS ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS SET FORTH IN A SHAREHOLDERS AGREEMENT AMONG THE COMPANY, CERTAIN OF ITS SHAREHOLDERS AND 3TEC ENERGY CORPORATION, DATED AS OF _____________, 1999, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS.

                                    No. W-1                     _______ Warrants

                               WARRANT CERTIFICATE

      This Warrant Certificate ("Warrant Certificate") certifies that 3TEC ENERGY CORPORATION, a Delaware corporation ("Holder"), or registered assigns, is the registered holder of ____________ ( ) Warrants ("Warrants") to purchase Common Stock of MIDDLE BAY OIL COMPANY, INC. an Alabama corporation (the "Company"). Each Warrant entitles the holder, subject to the conditions set forth herein and in the Securities Purchase Agreement referred to below, to purchase from the Company before 5:00 P.M., Dallas, Texas time, five (5) years following the Closing Date (as defined in the Securities Purchase Agreement) (the "Expiration Date"), one fully paid and nonassessable share of the Common Stock of the Company (the "Warrant Shares") at a price (the "Warrant Exercise Price") of $1.00 per Warrant Share, subject to adjustment as provided in Section
4.2 of the Securities Purchase Agreement, payable in lawful money of the United States of America (or, subject to the terms of Section 4.1 of the Securities Purchase Agreement, by offsetting the principal balance of the Note, upon surrender of this Warrant Certificate, execution of the form of Election to Purchase on the reverse hereof, and payment of the Warrant Exercise Price (in lawful money of the United States of America or by offsetting the principal balance of the Note) to the Company, at its offices located at 1221 Lamar Street, Suite 1020, Houston, Texas 77010, or at such other address as the Company may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). The Warrant Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date upon the occurrence of certain events as set forth in Section 4.2 of the Securities Purchase Agreement.

      The Company may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      Warrant Certificates, when surrendered at the office of the Company at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Securities Purchase Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

      Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company at the above-mentioned address and subject to the conditions set forth on this Certificate and in Section 4.2 of the Securities Purchase Agreement, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Securities Purchase Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

      This Warrant Certificate is one of the Warrant Certificates referred to in the Securities Purchase Agreement, dated as of ____________, 1999, between the Company and Holder. Said Securities Purchase Agreement is hereby incorporated by referenced in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.

                                        MIDDLE BAY OIL COMPANY, INC.

                                        By:
                                        Name: John J. Bassett
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------

                          FORM OF ELECTION TO PURCHASE

                    (To be executed upon exercise of Warrant)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ Warrant Shares and herewith |_| tenders payment for such Warrant Shares to the order of the Company in the amount of $_______ in accordance with the terms hereof, or represents and warrants to the Company that the undersigned is the legal and beneficial owner of the Warrant Shares and hereby advises the Company that the undersigned has offset the principal balance of the Note in the amount of $__________ in payment for the Warrant Shares. The undersigned requests that a certificate for such Warrant Shares be registered in the name of ___________ whose address is ________ _____________ and that such certificate be delivered to __________ whose address is ____________________. If said number of Warrant Shares is less than all of the Warrant Shares purchased hereunder, the undersigned requests that a new Warrant Certificate be registered in the name of ______________ whose address is ______________ and that such Warrant Certificate is to be delivered to _______________ whose address is __________________.

                              Signature:________________________________________
                              (Signature must conform in all respects to name as specified on the face of the Warrant Certificate.)

Date:____________

                                   EXHIBIT E

                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT is made and entered into this ___ day of ________, 1999 (the "Effective Date"), by and between MIDDLE BAY OIL COMPANY, INC., an Alabama corporation (hereinafter referred to as the "Company") and FLOYD C. WILSON (hereinafter referred to as "Employee").

                                   WITNESSETH:

      WHEREAS, the Company is engaged in the oil and gas business;

      WHEREAS, the Company desires to employ Employee as President and Chief Executive Officer of the Company and Employee desires to be employed by the Company in that capacity; and

      WHEREAS, the Company and Employee desire to set forth in writing the terms and conditions of their agreements and understandings;

      NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

      1. Term of Employment. The Company shall employ Employee in the capacity set forth herein for a term commencing on the Effective Date and ending on November 25, 2000 (the "Employment Period"). Within the period commencing one hundred twenty (120) days prior to the end of the Employment Period, the Employee and the Company shall review the terms of this Employment Agreement in light of the circumstances existing at that time and, if the parties in good faith deem it necessary or advisable, agree to extend the term of this Employment Agreement or negotiate and enter into a new employment agreement. Notwithstanding the foregoing, Employee's employment hereunder may be terminated earlier in accordance with the provisions of Section 8 hereof.

      2. Responsibilities of Employee.

            (a) In accepting employment by the Company, Employee shall undertake and assume the responsibility of performing for and on behalf of the Company any and all duties of the Chief Executive Officer and President as set forth in the Company's Bylaws, as they may be amended from time to time, and shall have such other duties, functions, responsibilities and authority commensurate with such offices from time to time delegated to the Employee by the Board of Directors provided that such duties, functions, responsibilities and authority are customarily associated with the position of President and Chief Executive Officer.

            (b) Employee agrees to devote his full time and effort to his duties as an employee of the Company. Employee may devote a reasonable amount of his time to civic and community affairs, and subject to the provisions of Section 7, to the business and financial interests described on Exhibit A attached hereto; provided that such other activities do not materially interfere with the performance of Employee's responsibility as President and Chief Executive Officer; and provided further that no additional outside business activities shall be undertaken without the prior written consent of the Board of Directors.

      3. Compensation. As compensation for the services to be rendered by Employee for the Company under this Agreement, Employee shall be entitled to the following:

            (a) The Company shall pay Employee during the Employment Period an annual salary of not less than Two Hundred Thousand Dollars ($200,000). The amount of such annual salary may be amended by the Company's Board of Directors (the "Board") from time to time (but in no event shall such annual salary be less than Two Hundred Thousand Dollars ($200,000)). Such annual salary shall be payable periodically for such periods as may be established by the Company for payment of its employees under its normal payroll practices.

            (b) Employee may receive a bonus and fringe benefits each year in amounts to be determined by the Board. Such bonus may, in the discretion of the Board, be based, in part, upon the Company meeting certain financial goals, which goals may be agreed upon by the Board and Employee.

      4. Expenses. Employee shall be reimbursed for all reasonable business expenses incurred by him in connection with or incident to the performance of his duties and responsibilities hereunder upon the Employee's submission to the Company of vouchers or expense statements evidencing such expenses in such form or format as the Company may reasonably require.

      5. Vacation and Other Benefits.

            (a) Vacation. Employee shall be entitled to four (4) weeks of paid vacation per year during the Employment Period. In addition, Employee shall be entitled to participate in all other present and future benefit plans provided by the Company to its employees and for which Employee meets the eligibility requirements thereof.

            (b) Medical Insurance. The Company shall provide Employee and his dependents with medical insurance coverage under the Company's medical insurance plan, which plan shall be reasonably acceptable to Employee.

      6. Business Opportunities and Intellectual Property.

            (a) During the period in which Employee is employed by the Company, Employee shall promptly disclose to the Company all "Business Opportunities" and "Intellectual Property" (each as defined below).

            (b) Employee hereby assigns and agrees to assign to the Company, its successors, assigns or designees, all of Employee's right, title and interest in and to all "Business Opportunities" and "Intellectual Property," and further acknowledges and agrees that all Business Opportunities and Intellectual Property constitute the exclusive property of the Company.

            (c) For purposes hereof, "Business Opportunities" shall mean all business ideas, prospects, proposals or other opportunities pertaining to the lease, acquisition, exploration, production, gathering or marketing of hydrocarbons and related products and the exploration potential of geographical areas on which hydrocarbon exploration prospects are located, which are:

            (i) developed by Employee (A) during the period in which Employee is employed by the Company, or (B) before the period in which Employee is employed by the Company, but only to the extent of Employee's rights thereto during such period, or

            (ii) originated by any third party and brought to the attention of Employee (A) during the period in which Employee is employed by the Company, or (B) before the period in which Employee is employed by the Company, but only to the extent of Employee's rights thereto during such period, together with information relating thereto, including, without limitation, any "Business Records" (as defined below).

            (d) For purposes hereof "Intellectual Property" shall mean all ideas, inventions, discoveries, processes, designs, methods, substances, articles, computer programs and improvements (including, without limitation, enhancements to, or further interpretation or processing of, information that was in the possession of Employee prior to the date of this Agreement), whether or not patentable or copyrightable, which do not fall within the definition of Business Opportunities, which are discovered, conceived, invented, created or developed by Employee, alone or with others: (i) during the period in which Employee is employed by the Company if such discovery, conception, invention, creation, or development (A) occurs in the course of the Employee's employment with the Company, or (B) occurs with the use of any of the Company's time, materials or facilities, or (C) in the opinion of the Board of Directors of the Company, relates or pertains in any way to the Company's purposes, activities or affairs, or (ii) before the period in which Employee is employed by the Company, but only to the extent of Employee's rights thereto during such period.

      7. Non-Competition and Non-Disclosure; Injunctive Relief. Employee acknowledges that the services he is to render in the course of his employment by the Company are of a special and unusual character with unique value to the Company. In view of the value to the Company of the services of Employee during the course of his employment by the Company, because of the Business Opportunities, Intellectual Property and "Confidential Information" (as defined below) to be obtained by or disclosed to Employee, and as a inducement to the Company to enter into this Agreement and to pay to Employee the compensation stated herein, Employee covenants and agrees as follows:

            (a) During the period in which Employee is employed by the Company, unless otherwise extended pursuant to the terms of this Section 7, Employee shall not directly or indirectly be employed by or render advisory, consulting or other services in connection with any business enterprise or person that is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products.

            (b) During the period in which Employee is employed by the Company, unless otherwise extended pursuant to the terms of this Section 7, Employee shall not, directly or indirectly, in any capacity (including, without limitation, as a proprietor, investor, director or officer or in any other individual or representative capacity), be financially interested in or engage in any business that is engaged in leasing, acquiring, exploring, producing, gathering or marketing hydrocarbons and related products; however, it is specifically agreed between the parties that Employee may continue to be financially interested in and engage in any business similar to or related to the Company's business that is described on Exhibit A attached hereto, provided, that such activities do not materially detract from the Employee's performance of his responsibilities as President and Chief Executive Officer, provided, further that, nothing contained in this paragraph 7(b) shall relieve the Employee of his obligations contained in paragraph 7(a) above.

            (c) During the period in which Employee is employed by the Company, unless otherwise extended pursuant to the terms of this Section 7, all investments made by Employee (whether in his own name or in the name of any family members or made by Employee's controlled affiliates), which relate to the lease, acquisition, exploration, production, gathering or marketing or hydrocarbons and related products shall be made solely through the Company; and Employee will not (directly or indirectly through any family members), and will not permit any of his controlled affiliates to (i) invest or otherwise participate alongside the Company in any Business Opportunities, or (ii) invest or otherwise participate in any business or activity relating to a Business Opportunity, regardless of whether the Company ultimately participates in such business or activity.

            (d) During the period in which Employee is employed by the Company and thereafter, Employee will not disclose to any third party or directly or indirectly make use of, in a way materially detrimental to the Company, any and all trade secrets and confidential or proprietary information pertaining to the Company (collectively referred to as "Confidential Information"). For purposes of this Section 7, it is agreed that Confidential Information includes, without limitation, any information heretofore or hereafter acquired, developed or used by the Company relating to Business Opportunities or Intellectual Property or other geological, geophysical, economic, financial or management aspects of the business, operations, properties or prospects of the Company whether oral or in written form in a "Business Records" (as defined in paragraph 7(g) below). Notwithstanding the foregoing, no information of the Company will be deemed confidential for the purposes of this paragraph 7(d) if such information is or becomes public knowledge through no act of Employee or was previously known by Employee prior to entering into this Agreement.

            (e) During the Employment Period or the period in which Employee is employed by the Company, whichever is longer, and for a six-month period commencing upon the termination of such longer period, unless otherwise extended pursuant to the terms of this Section 7, Employee may not solicit, raid, entice or induce, directly or indirectly, any employee (or person who within the preceding ninety (90) days was an employee) of the Company or any other person who is under contract with or rendering services to the Company, to (i) terminate his employment by, or contractual relationship with, the Company, (ii) refrain from extending or renewing the same (upon the same or new terms), (iii) refrain from rendering services to or for the Company, (iv) become employed by or to enter into contractual relations with any persons other than the Company, or (v) enter into a relationship with a competitor of the Company; provided that during the six-month period commencing upon the termination of the Employment Period or the period in which the Employee is employed by the Company, whichever is longer, nothing in this paragraph 7(e) shall prohibit Employee from entering into contractual relations to obtain capital as long as the Board of Directors of the Company in good faith determines that such relations are not detrimental to the Company.

            (f) Employee acknowledges and agrees that the services to be rendered by him are of a special, unique and extraordinary character and, in connection with such services, he will have access to Business Opportunities, Intellectual Property and Confidential Information vital to the Company's businesses. By reason of this, the Employee consents and agrees that if he violates any of the provisions of this Section 7, the Company would sustain irreparable harm and, therefore, in addition to any other remedies which the Company may have under this Agreement or otherwise, the Company shall be entitled to an injunction restraining the Employee from committing or continuing any such violation of this Agreement. Such right to an injunction shall be cumulative and in addition to, and not in lieu of, any other remedies to which the Company may show itself justly entitled. Further, during any period in which the Employee is in breach of the covenants set forth in this Section 7, the time period of this covenant shall be extended for an amount of time that the Employee is in breach.

            (g) The Employee agrees to promptly deliver to the Company, upon termination of Employee's employment with the Company, or at any other time when the Company so requests, all documents relating to the business of the Company, including, without limitation: all geological and geophysical reports and related data such as maps, charts, logs, seismographs, seismic records and other reports and related data, calculations, summaries, memoranda and opinions relating to the foregoing, production records, electric logs, core data, pressure data, lease files, well files and records, land files, abstracts, title opinions, title or curative matters, contract files, notes, records, drawings, manuals, correspondence, financial and accounting information, customer lists, statistical data and compilations, patents, copyrights, trademarks, trade names, inventions, formulae, methods, processes, agreements, contracts, manuals or any other documents relating to the business of the Company (collectively, the "Business Records"), and all copies thereof and therefrom. The Employee confirms that all of the Business Records (and all copies thereof and therefrom) that are required to be delivered to the Company pursuant to this paragraph 7(g) constitute the exclusive property of the Company. The obligation of confidentiality set forth in this Section 7 shall continue notwithstanding the Employee's delivery of any such documents to the Company. Notwithstanding the foregoing provisions of this Section 7 or any other provision of this Agreement, the Employee shall be entitled to retain any written materials which, as shown by the Employee's records, were in Employee's possession on or prior to the date hereof, subject to the Company's right to receive a copy of all such materials.

            (h) The representations and covenants contained in this Section 7 on the part of the Employee will be construed as ancillary to and independent of any other provision of this Agreement, and the existence of any claim or cause of action of the Employee against the Company or any officer, director, or shareholder of the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants of the Employee contained in this Section 7. In addition, the provisions of this Section 7 shall continue to be binding upon the Employee in accordance with their terms, notwithstanding the termination of the Employee's employment hereunder for any reason.

            (i) The parties to this Agreement agree that the limitations contained in this Section 7 with respect to time, geographical area, and scope of activity are reasonable. However, if any court shall determine that the time, geographical area, or scope of activity of any restriction contained in this
Section 7 is unenforceable, it is the intention of the parties that such restrictive covenants set forth herein shall not thereby be terminated but shall be deemed amended to the extent required to render it valid and enforceable.

      8. Termination By the Company For Cause.

            (a) The Company may terminate Employee's employment under this Agreement for Cause. The termination shall be evidenced by written notice thereof to the Employee and shall specify the Cause for termination. For purposes hereof, the term "Cause" shall mean (i) the inability of Employee, despite any reasonable accommodation required by law, due to bodily injury or disease or any other physical or mental incapacity, to perform the services provided for hereunder for a period of 120 days in the aggregate, within any given period of 180 consecutive days during the term of this Agreement, in addition to any statutorily required leave of absence, (ii) conduct of the Employee that constitutes fraud, dishonesty, theft, or a criminal act involving moral turpitude, in each case only if it materially affects his ability to perform the duties and responsibilities of his position or has a material adverse effect on the Company, (iii) commission of a material act of fraud against the Company, (iv) embezzlement of funds or misappropriation of other property by the Employee from the Company; or (v) failure of Employee to observe or perform his material duties and obligations as an employee of the Company or a material breach of this Agreement, after thirty (30) days advance written notice of such failure or breach which has not been cured.

            (b) Upon Employee's death or if Employee's employment with the Company is terminated for Cause, Employee shall be paid his salary through the month of his death or termination.

      9. Termination By the Company Without Cause.

            (a) The Company may terminate Employee's employment under this Agreement without Cause. The termination shall be evidenced by written notice thereof to the Employee and shall specify that the termination was without Cause.

            (b) If Employee's employment with the Company is terminated without Cause during any period in which Employee is employed by the Company, Employee shall be entitled to receive, within ten (10) days of such termination, the amount of compensation Employee would have earned if his employment had continued through the remainder of the Employment Period. Notwithstanding the foregoing, if the payment referred to above is not made within ten (10) days of Employee's termination, all unpaid amounts shall bear interest at a rate equal to the New York Prime (as published in the Wall Street Journal) on the date of such termination.

      10. Burden and Benefit. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and Employee, and their respective heirs, personal and legal representatives, successors and permitted assigns.

      11. Governing Law. It is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Texas. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Texas and the federal courts of the United States of America located in Texas, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved. Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified above by the mailing of a copy thereof in the manner specified by the provisions of
Section 13.

      12. Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

      13. Notice. Any notice required to be given shall be sufficient if it is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his last know residence in the case of Employee, and to its principal office in the State of Texas in the case of the Company.

      14. Entire Agreement. This Agreement contains the entire agreement and understanding by and between the Company and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or any other time.

      15. Modification. No amendment, alteration or modification to any of the provisions of this Agreement shall be valid unless made in writing and signed by both parties.

      16. Paragraph Headings. The paragraph headings have been inserted for convenience only and are not to be considered when construing the provisions of this Agreement.

      17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Company and Employee have executed this Agreement on the day and year first above written.

"COMPANY"                               "EMPLOYEE"

MIDDLE BAY OIL COMPANY, INC.
                                        ________________________________________
                                        FLOYD C. WILSON
By: ______________________________
Name: ____________________________
Title: ___________________________

                                    EXHIBIT A

                           Energy Related Investments

1. Employee owns a 50% interest in Encorp Inc., a privately held energy and production company which hold oil and gas properties valued at less than $2 million.

2. Employee owns or controls two Kansas corporations FCW Energy Corporation and FCW Holding Corporation. The assets of these two corporations consist of a net operating loss and non- operated, non-managed working interests and overriding royalty interests of nominal value located in Kansas, Oklahoma and Texas.

3. Employee holds non-operated, non-managed working interests in oil and gas properties alongside the following entities: (1) RAK Energy Corp.; (2) Javelin Exploration Company; and (3) JAVEX Inc. Employee is also a limited partner in certain limited partnerships related to the foregoing entities. The aggregate value of Employee's working interests and partnership interests is less than $2 million.

4. Employee owns approximately 2,500,000 shares of common stock of Chesapeake Energy Corporation (NYSE:CHK).

5. Employee owns shares of capital stock of various publicly-traded energy and production companies. The aggregate number of shares Employee owns in each entity does not exceed 1% of the outstanding shares of capital stock of such entity.

                                    EXHIBIT F

                            AGREEMENT OF SHAREHOLDERS

      This Agreement of Shareholders (the "Agreement") is made and entered into this 1st day of July, 1999, by and among MIDDLE BAY OIL COMPANY, INC. (the "Company"), 3TEC ENERGY CORPORATION, a Delaware corporation ("3TEC") and the undersigned shareholders of the Company (the "Shareholders")

                                    RECITALS

      WHEREAS, the Company and 3TEC have entered into a certain Securities Purchase Agreement of even date herewith (the "Purchase Agreement");

      WHEREAS, as a condition to the execution of the Purchase Agreement, the Shareholders are entering into this Agreement

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Shareholder Voting Regarding the Purchase Agreement. Each of the Shareholders agree, so long as it owns such shares, to vote (including the taking of any action by written consent, as necessary or appropriate) and cause its Affiliates to vote all shares of the Company's common stock, $.02 par value (and any and all shares of any other voting class of capital stock of the Company presently or at any future time owned by such Shareholder) (the "Stock"), which it is entitled to vote (or control the voting directly or indirectly) in favor of the Purchase Agreement, and all transactions contemplated thereby, including but not limited to, an amendment to the Company's Articles of Incorporation increasing the authorized number of shares of Company common stock.

      2. Term. This Agreement shall terminate and be of no further force and effect at the earlier of the (i) termination of the Purchase Agreement, and (ii) the Closing of the transactions contemplated by the Purchase Agreement, and
(iii) ninety (90) days after the date of the Company's Shareholders' meeting whereby the Purchase Agreement and all transactions contemplated thereby are approved.

      3. Shareholders' Representation and Warranties. Each Shareholder severally, as to itself only, represents and warrants to 3TEC that (a) the Shareholder has duly authorized, executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement, enforceable in accordance with its terms and neither the execution and delivery of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will constitute a violation of, a default under, or conflict with any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which the Shareholder is a party or by which the Shareholder is a party or by which the Shareholder is bound; (b) consummation by the Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of law other than filing on Form 13D that may be required under the Securities Exchange Act of 1934, as amended; (c) except to the extent contemplated herein each Shareholder's shares of Stock and the certificates representing same are now and at all times during the term of this Agreement will be held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreement or any other encumbrances whatsoever ("Encumbrances") with respect to the ownership or voting of such shares of Stock or otherwise, other than Encumbrances created by or arising pursuant to this Agreement; (d) there are no outstanding options, warrants or rights to purchase or acquire, or proxies, powers-of-attorney, voting agreements, trust agreements or other agreements relating to, such shares of Stock other than this Agreement;
(e) the shares of Stock listed on Exhibit "A" constitutes all of the securities of each Stockholder owned beneficially or of record by such Shareholder on the date hereof; and (f) the Shareholder has the present power and right to vote all of the shares of Stock as contemplated herein.

      4. Certain Defined Terms. Unless otherwise expressly provided herein, all capitalized terms used herein without definition shall have the meanings assigned to them in the Purchase Agreement.

      5. Negative Covenants of Each Shareholder. Except to the extent contemplated herein or in the Purchase Agreement, each Shareholder hereby covenants and agrees that such Shareholder will not, and will not agree to, directly or indirectly, (a) sell, transfer, assign, cause to be redeemed or otherwise dispose of any of its shares of Stock or enter into any contract, option or other agreement or understanding with respect to the sale, transfer, assignment, redemption or other disposition of its shares of Stock, except through "brokers" transactions as contemplated by subparagraphs (f) and (g) and subject to the limitations on amount provided by subparagraph (e) of Rule 144 of the Securities Act; (b) grant any proxy, power-of-attorney or other authorization or interest in or with respect to its shares of Stock pertaining or relating to the Purchase Agreement or any of the transactions contemplated thereby; or (c) deposit such Stock into a voting trust or enter into a voting agreement or arrangement with respect to such Stock, unless and until, in the case of (a), (b) or (c) above, the Shareholder shall have taken all actions (including, without limitation, the placement of a legend on the certificates evidencing such Stock) reasonably necessary to ensure that such Stock shall at all times be subject to all the rights, powers and privileges granted or conferred, and subject to all the restrictions, covenants and limitations imposed, by this Agreement and shall have caused, as a condition to any sale, transfer, pledge or other disposition of any shares of Stock, any transferee of any of the Stock, unless it is already a signatory to this Agreement, shall become a signatory to and be bound by the terms of this Agreement.

      6. Successors. This Agreement shall be binding upon and shall operate for the benefit of 3TEC and the Company, their respective shareholders, and their respective successors, assigns, executors, administrators and heirs, and it shall be binding upon any entity to whom any Stock is transferred whether or not in accordance with the provisions of this Agreement, and the executor or administrator of such entity.

      7. Modification. Notwithstanding anything to the contrary in this Agreement or otherwise, no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by all parties hereto. Each Shareholder covenants not to vote any shares of Stock in favor of any amendment of the articles of incorporation or bylaws of the Company, if such amendment would materially modify the terms or frustrate the purpose of this Agreement or the Purchase Agreement, unless the vote on such amendment is approved unanimously by the parties to this Agreement.

      8. Non-Waiver. The failure to enforce at any time any of the provisions of this Agreement, or to require at any time performance by any other party of any of the provisions hereof, shall in no way be constructed to be a waiver of such provisions.

      9. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom.

      10. Entire Agreement. This Agreement contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

      11. Notices. Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, return receipt requested, and shall be addressed to all other parties at the addresses listed on the signature page hereof. All such notices shall be deemed to be given three
(3) days after the date of mailing thereof.

      12. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ALABAMA.

      13. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


      COMPANY:

      MIDDLE BAY OIL COMPANY, INC.

      By:__________________________________
      Name:________________________________
      Title:_______________________________

      Address for Notice:

      Middle Bay Oil Company, Inc.
      1221 Lamar Street, Suite 1020
      Houston, TX 77010
      Fax: (713) 650-0352


      3TEC ENERGY CORPORATION

      By:
         ----------------------------------
      Name: Floyd C. Wilson
            -------------------------------
      Title: President
             ------------------------------

      Address for Notice:

      3TEC Energy Corporation
      5910 N. Central Expressway
      Suite 1150
      Dallas, TX 75206
      Fax: (214) 373-9731

      KAISER-FRANCIS OIL COMPANY

      By:__________________________________
      Name:________________________________
      Title:_______________________________

      Address for Notice:

      Kaiser-Francis Oil Company
      6733 South Yale
      Tulsa, OK 74136
      Fax: (918) 491-4694


      _____________________________________
      C.J. LETT, III

      Address for Notice:

      C.J. Lett, III
      9320 East Central
      Wichita, Kansas 67206
      Fax: (316) 636-1803

      WESKIDS, L.P.

      By: Weskids, Inc.
          Its General Partner

          By:______________________________
          Name:____________________________
          Title:___________________________

      Address for Notice:

      Weskids, L.P.
      310 South Street
      Morristown, NJ 07960
      Fax: (973) 682-2684


      _____________________________________
      ALVIN V. SHOEMAKER

      Address for Notice:

      Alvin V. Shoemaker
      8800 First Avenue
      Stone Harbor, NJ 08247
      Fax: (609) 368-0147

                                  EXHIBIT "A"

                                                    Common Stock
Shareholder                                       Number of Shares
-----------                                       ----------------

Kaiser-Francis Oil Company                            3,333,334

C.J. Lett, III                                        1,187,556

WESKIDS, L.P.                                           843,687

Alvin V. Shoemaker                                      684,222

                                    EXHIBIT G

                   Purchase Price to be transferred at Closing

Immediately available funds

$20,525,000

Value of oil and gas properties as described on Schedule 1 separately provided by 3TEC to the Company to be transferred from 3TEC to the Company

$875,000

                                    EXHIBIT H

    [Identification of Other Securities Purchase Agreements to be inserted]

                                      PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           MIDDLE BAY OIL COMPANY, INC.

    The undersigned, a shareholder of record of Middle Bay Oil Company, Inc. (the "Company"), hereby appoints John J. Bassett and Frank C. Turner, II, and each of them, with power of substitution, to represent and to vote all of the shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Houston Center Club, 1100 Caroline Street, Houston, Texas, on Tuesday, August 10, 1999 at
10:00 a.m. Central Daylight Time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such shares; and the undersigned hereby instructs said proxy to vote all such shares of stock at the Annual Meeting in accordance with the following instructions: (INDICATE BY CHECK MARK)

I.  ELECTION OF DIRECTORS

      FOR all nominees listed below               WITHHOLD AUTHORITY
      (except as marked to the                    to vote for all nominees
       contrary below)         / /                listed below             / /




      John J. Bassett - C. J. Lett, III - Stephen W. Herod
         Edward P. Turner, Jr. - Frank E. Bolling, Jr.
            Alvin V. Shoemaker - Gary Christopher

      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided hereinafter:

      -------------------------------------------------------------------)

II. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK FROM 20,000,000 SHARES TO 40,000,000 SHARES OF COMMON STOCK AND FROM 10,000,000 SHARES TO 20,000,000 SHARES OF PREFERRED STOCK


/ / FOR                          / / AGAINST                         / / ABSTAIN


III. PROPOSAL TO RATIFY THE ACQUISITION OF OIL AND GAS ASSETS FOR SERIES C CONVERTIBLE PREFERRED STOCK


/ / FOR                          / / AGAINST                         / / ABSTAIN


IV.   PROPOSAL TO APPROVE THE 3TEC ENERGY CORPORATION SECURITIES PURCHASE
AGREEMENT


/ / FOR                          / / AGAINST                         / / ABSTAIN


V.    OTHER MATTERS

           / / WITH discretionary authority              / / WITHOUT AUTHORITY
               to vote upon any other matters
               to vote upon any other matters

      Shareholders approving the proposals set forth herein should mark the "For" box herein; those opposing such action should register their position by marking the appropriate "Against" or "Abstain" box herein or by not returning this Proxy Form. SIGNED BUT UNMARKED PROXY FORMS WILL BE DEEMED TO AUTHORIZE A VOTE "FOR" THE PROPOSALS SET FORTH HEREIN.

      The invalidity, illegality or unenforceability of any particular provision of this Proxy Form shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

           YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE
            ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN
                THIS PROXY FORM, USING THE ENCLOSED ENVELOPE.

      PLEASE SIGN BELOW EXACTLY AS NAME APPEARS ON THIS PROXY FORM. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

      The undersigned acknowledges receipt of the Notice of said Annual Meeting and the Proxy Statement dated July 14, 1999 by signing this Proxy.

                                        ------------------------
                                        (Number of Shares)


      (Paste mailing label from
       Transfer Agent here)
                                        ----------------------------------------
                                              (Signature of Shareholder)


                                        ----------------------------------------
                                        (Additional Signatures, if held jointly)

Dated: _____________________, 1999      ----------------------------------------
                                           (Title or Authority, if applicable)